                           CITY OF DODGE CITY, KANSAS

                                    as Issuer

                                       and

                              COMMERCE BANK, N.A.,

                                   as Trustee

                                 TRUST INDENTURE

                                    SECURING:

                                  $120,000,000
                           City of Dodge City, Kansas

                    Taxable/Convertible Variable Rate Demand
                Industrial Development Revenue Bonds, Series 2004

                  (National Beef Packing Company, LLC Project)

                          Dated as of December 1, 2004

                                 TRUST INDENTURE

                                TABLE OF CONTENTS

           (This table of contents is not part of the Trust Indenture and is only for convenience of reference.)

                                                                            Page
                                                                            ----

RECITALS.......................................................................1

GRANTING CLAUSES...............................................................1

                                    ARTICLE I
                                   DEFINITIONS

                                   ARTICLE II
                                    THE BONDS

Section 2.08.     Registration and Exchange of Bonds; Persons Treated as

                                   ARTICLE III
                     PURCHASE OF BONDS; REDEMPTION OF BONDS

                                       i

                                                                            Page
                                                                            ----

Section 3.09.     Purchase of Bonds Upon Conversion to Fixed Interest Rate

                                   ARTICLE IV
                          CONVERSION OF INTEREST MODES

Section 4.01.     Initial Interest Rate; Authority for and Conditions

                                    ARTICLE V
                                GENERAL COVENANTS

Section 5.01.     Payment of Principal, Premium, if any, and Interest.........34
Section 5.02.     Performance by Issuer of Covenants..........................34
Section 5.03.     Right to Payments Under Lease; Instruments of

                                   ARTICLE VI
                  DEPOSIT OF BOND PROCEEDS; FUNDS AND ACCOUNTS;
                           REVENUES; LETTER OF CREDIT

                                       ii

                                                                            Page
                                                                            ----

                                   ARTICLE VII

INVESTMENT OF MONEYS..........................................................40

                                  ARTICLE VIII

DISCHARGE OF LIEN.............................................................41

                                   ARTICLE IX
                              DEFAULTS AND REMEDIES

                                    ARTICLE X
                   TRUSTEE; PAYING AGENT AND CO-PAYING AGENTS;
                          REGISTRAR; REMARKETING AGENT

                                      iii

                                                                            Page
                                                                            ----

                                   ARTICLE XI
                               REFERENCES TO BANK;
                   EXECUTION OF INSTRUMENTS BY BONDHOLDERS AND
                           PROOF OF OWNERSHIP OF BONDS

Section 11.01     References to Bank..........................................54
Section 11.02     Execution of Instruments; Proof of Ownership................55

                                   ARTICLE XII
                             SUPPLEMENTAL INDENTURES

Section 12.01     Supplemental Indentures Not Requiring Consent of

                                  ARTICLE XIII
                             AMENDMENT OF AGREEMENT

Section 13.01     Amendments, etc., to Lease Not Requiring Consent of
                  Bondholders.................................................57
Section 13.02     Amendments, etc., to Lease Requiring Consent of Bondholders.57
Section 13.03     Consent of the Bank.........................................58
Section 13.04     Opinion of Bond Counsel.....................................58

                                   ARTICLE XIV
                                  MISCELLANEOUS

                                       iv

                                                                            Page
                                                                            ----

SIGNATURES AND SEALS..........................................................61

Exhibit A-1, Form of Initial Interest Rate Bond............................A-1-1

Exhibit A-2, Form of Variable Rate Bond....................................A-2-1

Exhibit A-3, Form of Fixed Interest Rate Bond..............................A-3-1

                                       v

                                 TRUST INDENTURE

     THIS TRUST  INDENTURE  is made and  entered  into as of  December  1, 2004, between City of Dodge City,  Kansas (the "Issuer"),  a duly organized  municipal corporation of the State of Kansas,  and Commerce Bank, N.A., a national banking association with its principal office in Kansas City,  Missouri (the "Trustee"), as Trustee.  (All capitalized terms used herein shall have the meanings provided in Section 1.01 hereof).

                              W I T N E S S E T H:

     WHEREAS,  the  Issuer is  authorized  by the  Kansas  Economic  Development
Revenue Bond Act, as amended and codified in K.S.A. 12-1740 et seq. (the "Act"), to acquire,  construct,  improve and equip certain facilities (as defined in the
Act) for commercial,  industrial and manufacturing  purposes,  and to enter into leases and  lease-purchase  agreements with any person,  firm or corporation for said  facilities,  and to issue revenue bonds for the purpose of paying the cost of any such facilities; and

     WHEREAS,  pursuant to such  authorization,  the Issuer's governing body has
adopted  a  resolution  or  ordinance   authorizing  the  Issuer  to  issue  its
Taxable/Convertible  Variable Rate Demand Industrial  Development Revenue Bonds,
Series 2004  (National  Beef Packing  Company,  LLC  Project),  in the principal
amount  of   $120,000,000   (the   "Bonds"),   for  the  purpose  of  acquiring,
constructing,  improving  and equipping  certain  facilities  (the  "Project" as hereinafter  more  fully  described),  and  authorizing  the Issuer to lease the
Project to National  Beef Packing  Company,  LLC, a Delaware  limited  liability company (the "Tenant"); and

     WHEREAS, pursuant to such resolution or ordinance, the Issuer is authorized
(i) to execute  and  deliver  this  Indenture  for the  purpose  of issuing  and securing the Bonds, as hereinafter  provided,  and (ii) to enter into a Lease of even date herewith (the "Lease"), between the Issuer and the Tenant, under which the Project shall be acquired, constructed,  improved and installed and pursuant to which  Issuer  shall  lease the Project to the Tenant,  in  consideration  of rentals  which are intended to be  sufficient  to provide for the payment of the principal of, premium, if any, and interest on the Bonds as the same become due;
and

     WHEREAS, in furtherance of the Act the Issuer has determined that the Bonds should be issued, sold and delivered pursuant to the Act to provide proceeds for the financing of the Project; and

     WHEREAS,  the Issuer has  contracted for the sale and delivery of the Bonds as herein provided; and

     WHEREAS,  all things necessary to make the Bonds, when authenticated by the
Trustee and issued as provided in this Indenture,  the valid and legally binding limited  obligations  of the  Issuer,  and to make  this  Indenture  a valid and legally  binding  pledge and  assignment of the Trust Estate herein made for the security of the payment of the  principal of,  premium,  if any, and interest on the Bonds issued hereunder,  have been done and performed, and the execution and delivery of this Indenture and the execution and issuance of the Bonds,  subject to the terms hereof, have in all respects been duly authorized;

                                GRANTING CLAUSES

                NOW, THEREFORE, THIS TRUST INDENTURE WITNESSETH;

     That the Issuer in  consideration of the premises and the acceptance by the
Trustee of the trusts hereby  created,  the purchase and acceptance of the Bonds by the owners thereof, and of other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure the payment of the principal of,  premium,  if any, and interest on all of the Bonds issued and
Outstanding  under this Indenture from time to time according to their tenor and effect,  and to secure the  performance  and observance by the Issuer of all the covenants,  agreements  and  conditions  expressed or implied  herein and in the
Bonds, does hereby grant, bargain, sell, convey, assign and pledge to, and grant a security  interest in, Commerce Bank, N.A., as Trustee,  and its successors in trust and assigns,  to the extent provided in this  Indenture,  and grant to the
Trustee  and its  successors  and assigns a security  interest  in the  property described in the Granting  Clauses set forth below (said  property  being herein referred to as the "Trust Estate"), to wit:

                              GRANTING CLAUSE FIRST

     All of the  right,  title and  interest  of the Issuer in, to and under the
Lease and all rents,  revenues  and  receipts  derived  by the  Issuer  from the
Project  including,  without  limitation,  all Basic Rent  derived by the Issuer under and pursuant to and subject to the provisions of the Lease, except for the
Unassigned  Issuer's  Rights  and any  payments  made by the  Tenant to meet the rebate requirements of Section 148(f) of the Code (as defined herein);  provided that the pledge and  assignment  hereby  made shall not impair or  diminish  the obligations of the Issuer under the provisions of the Lease.

                             GRANTING CLAUSE SECOND

     All moneys and securities (except arbitrage rebate,  whether or not held in the Rebate  Fund) from time to time held by the Trustee  under the terms of this
Indenture,  and any and all other real or  personal  property  of every kind and nature  from  time to time  hereafter  by  delivery  or by  writing  of any kind conveyed,  mortgaged,  pledged,  assigned or transferred,  as and for additional security hereunder by the Issuer, by the Tenant or by anyone in their behalf, or with their written consent to the Trustee, which is hereby authorized to receive any and all such  property  at any and all  times and to hold and apply the same subject to the terms hereof.

     TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or hereafter acquired, unto the Trustee and its respective successors in said trust and assigns;

     IN TRUST  NEVERTHELESS,  upon the terms and trusts herein set forth for the equal and  proportionate  benefit,  security and  protection  of all present and future  owners  of the Bonds  Outstanding  from  time to time  issued  under and secured by this Indenture without preference,  priority or distinction as to the lien or  otherwise  of any of the Bonds over any of the other  Bonds,  except as expressly provided in or permitted by this Indenture;

     PROVIDED,  HOWEVER,  that if the Issuer,  its successors or assigns,  shall pay, or cause to be paid,  the principal  of, and premium,  if any, and interest on, the Bonds due or to become due, at the times and in the manner  mentioned in the Bonds according to the true intent and meaning thereof,  and shall cause the payments to be made on the Bonds as required  under Article VI hereof,  or shall provide,  as permitted  hereby,  for the payment  thereof by depositing with the
Trustee  the  entire  amount  due or to  become  due  thereon  (or  Governmental
Obligations sufficient for that purpose as provided in Article VIII hereof), and shall pay or cause to be paid to the  Trustee all sums of money due or to become due to it in  accordance  with the terms and  provisions  hereof,  then upon the final payment thereof or provision therefor this Indenture and the rights hereby granted shall cease,  determine and be void;  otherwise this Indenture  shall be deemed to be and remain in full force and effect.

     THIS TRUST  INDENTURE  FURTHER  WITNESSETH,  and it is expressly  declared, covenanted and agreed by and between the parties  hereto,  that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and that all the Trust Estate is to be held and applied under, upon

and  subject  to the terms,  conditions,  stipulations,  covenants,  agreements, trusts, uses and purposes as hereinafter  expressed,  and the Issuer does hereby agreed and covenant with the Trustee and with the respective owners of the Bonds as follows (subject, however, to the provisions of Section 2.03 hereof):

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01.  Definitions.  The terms defined in this Article I shall have meanings provided herein for all purposes of this Indenture,  unless the context clearly requires otherwise.

     "Accrual Period" means during the Variable Rate Period, prior to the Second
Conversion Date, the one-week period  commencing on a Thursday and ending on the
Wednesday immediately succeeding such Thursday.

     "Act" means the Kansas  Economic  Development  Revenue Bond Act, as amended and codified in K.S.A. 12-1740 et seq.

     "Additional  Bonds"  means Bonds  issued  pursuant to Section  2.11 of this
Indenture.

     "Alternate Confirming Letter of Credit" means a confirming letter of credit delivered  to the  Trustee  pursuant  to Article V of the Lease to  replace  the
Confirming Letter of Credit then in effect.

         "Alternate Letter of Credit" means a Letter of Credit delivered to the
Trustee pursuant to Article V of the Lease to replace the Letter of Credit then in effect.

     "Authenticating Agent" means the Trustee.

     "Authorized Tenant  Representative"  means any person reasonably acceptable to the Trustee and the Bank and from time to time designated to act on behalf of the Tenant by written  certificate  furnished  to the  Issuer,  the Bank and the
Trustee,  containing the specimen  signature of such person and signed on behalf of the Tenant by an officer of the Tenant.  Such  certificate  may  designate an alternate or alternates who shall have the same authority,  duties and powers as such Authorized Tenant Representative.

     "Authorized  Denominations"  means, as initially issued and while the Bonds bear interest at the Variable Rate, $100,000 and any integral multiple of $5,000 in excess thereof, and, while the Bonds bear interest at the Fixed Interest Rate after a Second Conversion Date, $5,000 and any integral multiple thereof.

     "Authorized  Issuer  Representative"  means  the  person  from time to time designated  to act on behalf of the Issuer by written  certificate  furnished to the Tenant, the Bank and the Trustee,  containing the specimen signature of such person  and  signed  on behalf of the  Issuer by its Mayor or Vice  Mayor.  Such certificate  may  designate an alternate or  alternates  who shall have the same authority, duties and powers as the Authorized Issuer Representative.

     "Available  Moneys" means (i) proceeds  from the resale by the  Remarketing
Agent of Bonds  delivered  for purchase  pursuant to Section 3.02 or 3.03 hereof and not remarketed to the Tenant or the Issuer,  in each case that have not been commingled  with  other  funds  that do not  constitute  Available  Moneys,  and proceeds from the investment thereof, (ii) moneys that have been on deposit with the Trustee and with respect to which at the time of deposit therewith and for a period of at least 124 days

thereafter  no  petition  by or  against  the  Tenant  or the  Issuer  under any bankruptcy  act or under any similar act which may be  hereafter  enacted  shall have been  filed,  unless  such  petition  shall  have been  dismissed  and such dismissal  shall be final  and not  subject  to  appeal,  and that have not been commingled  with  other  funds  that do not  constitute  Available  Moneys,  and proceeds  from the  investment  thereof,  provided,  however,  before using such moneys, the Trustee shall require and shall have received a certificate from the
Authorized Tenant Representative that no Event of Bankruptcy shall have occurred as of the date of such  certificate  and for a period of at least 124 days prior to the date of such certificate, (iii) moneys that have been paid to the Trustee pursuant to the Letter of Credit and that have been held in the Letter of Credit
Account and not  commingled  with other funds that do not  constitute  Available
Moneys,  and proceeds from the  investment  thereof,  (iv) moneys that have been paid to the Trustee  pursuant to any  Confirming  Letter of Credit and that have been held in the Letter of Credit  Account and not  commingled  with other funds that do not  constitute  Available  Moneys,  and  proceeds  from the  investment thereof,  and (v) moneys made  available  to the  Trustee  pursuant to a line of credit or other credit  facility in the event the Tenant delivers to the Trustee an opinion of  nationally  recognized  bankruptcy  counsel,  to the effect  that payments in respect of the Bonds under such credit  facility will not constitute a voidable preference in the event of an Event of Bankruptcy with respect to the
Issuer  or the  Tenant  and  provided  that in the  event the Bonds are rated by
Moody's or S&P,  such  agency  shall have  confirmed  that the use of such funds shall not adversely affect any rating then in effect on the Bonds.

     "Bank" means (i) before the Variable Rate  Conversion  Date, any collateral assignee of the Bondholder (the initial such  collateral  assignee being CoBank,
ACB, as Agent) and (ii) after the Variable Rate Conversion  Date, the commercial bank issuing the Letter of Credit,  or, in the event of issuance of an Alternate
Letter of Credit,  the  commercial  bank which issues such  Alternate  Letter of
Credit.  "Principal  Office of the Bank" means the office  designated as such by the Bank in  writing  to the  Trustee,  the  Paying  Agent,  the  Tenant and the
Remarketing Agent.

     "Bankruptcy Code" means the United States Bankruptcy Reform Act of 1978, as amended from time to time, or any substitute or replacement legislation.

     "Bond  Counsel"   means  any  firm  of  bond  counsel   familiar  with  the
transactions  contemplated  under this  Indenture and acceptable to the Trustee, the Bank and the Tenant.

     "Bond Fund"  means the Bond Fund  established  pursuant to Section  6.02 of this Indenture.

     "Bond  Ordinance"  means (a) when used with  reference  to the Series  2004
Bonds, the ordinance  providing for their issuance and approving the Lease, this
Indenture  and  related  matters;  (b) when used with  reference  to an issue of
Additional Bonds, the ordinance  providing for the issuance of the Bonds, to the extent  applicable,  and  the  ordinance  providing  for  the  issuance  of  the
Additional  Bonds and  approving any  amendment to the Lease,  any  Supplemental
Indenture and related  matters;  and (c) when used with  reference to Bonds when
Additional  Bonds are outstanding,  the ordinance  providing for the issuance of the  Bonds,  to the  extent  applicable,  and the  ordinance  providing  for the issuance of the then outstanding and the then to be issued  Additional Bonds; in each case as amended or supplemented from time to time.

     "Bond Payment  Date" means any Interest  Payment Date and any other date on which the principal of, premium, if any, and interest on the Bonds is to be paid to the Owners thereof, whether upon redemption, at maturity or upon acceleration of maturity of the Bonds.

     "Bond Purchase  Agreement"  means the Bond Purchase  Agreement by and among the  Issuer,  and the Tenant in  connection  with the Bonds,  as the same may be amended,  supplemented  or otherwise  modified from time to time with the Bank's advance written consent.

     "Bondholder"  or  "holder"  or  "Holder"  or "owner"  or "Owner"  means the
Registered Owner of any Bond.

     "Bonds" means the Series 2004 Bonds and any Additional Bonds.

     "Business  Day" means any day,  other than a Saturday  or Sunday,  on which banks in the City of Kansas  City,  Missouri,  or such  other  city in which the
Designated Corporate Trust Office or the Principal Corporate Trust Office of the
Trustee is located and the City in which the principal  place of business of the
Bank is located, are not required or authorized to close.

     "City Clerk" means the City Clerk of the Issuer.

     "Collateral  Assignment of Lease" means any collateral  assignment of lease granted by Tenant to the Bank which covers property included in the Project,  as the same may be duly  amended,  modified,  restated or  supplemented,  including without  limitation any Existing  Collateral  Assignment of Lease (as defined in the Lease).

     "Completion Date" means the same as that term is defined in the Lease.

     "Confirming  Bank" means the commercial bank issuing the Confirming  Letter of  Credit  (if  necessary),  or,  in the  event  of  issuance  of an  Alternate
Confirming  Letter of Credit,  the  commercial  bank which issues such Alternate
Confirming Letter of Credit. "Principal Office of the Confirming Bank" means the office  designated as such by the  Confirming  Bank in writing to the Bank,  the
Trustee, the Paying Agent, the Tenant and the Remarketing Agent.

     "Confirming  Letter of Credit" means an irrevocable letter of credit issued by the Confirming  Bank under the terms of which the Trustee will be entitled to draw,  upon the dishonor or  repudiation  by the Bank of any request for payment under the  Letter of Credit or  rescission,  withdrawal  or  repudiation  of the
Letter of Credit,  an amount  sufficient  to pay (a) principal of the Bonds when due and (b)  interest  on the Bonds in an  aggregate  amount  not to exceed  one hundred  nine (109)  days'  accrued  interest  on the  outstanding  Bonds at the
Maximum  Rate.  In the event of delivery of an  Alternate  Confirming  Letter of
Credit in substitution for Confirming  Letter of Credit pursuant to Article V of the  Lease,  "Confirming  Letter of  Credit"  shall  include  reference  to such
Alternate Confirming Letter of Credit.

     "Conversion Date" means any Second Conversion Date,  Tax-Exempt  Conversion
Date or Variable Rate Conversion Date, as the context may require.

     "Department" means the Kansas Department of Commerce (formerly known as the
Kansas  Department of Commerce & Housing) and any successor to its functions and duties.

     "Designated  Corporate  Trust  Office" of the Trustee  means the  corporate trust  office of the Trustee  designated  in writing by notice to the Issuer and the Tenant given as provided in Section 14.04 hereof, and initially shall be the address provided in Section 14.04 hereof.

     "Event of Bankruptcy"  means the filing of a petition in bankruptcy (or the other  commencement  of a bankruptcy  or similar  proceeding)  by or against the
Tenant,  the  Issuer  or any  Insider  of the  Tenant  or the  Issuer  under any applicable  bankruptcy,  insolvency,  reorganization  or  similar  law,  now  or hereinafter  in effect,  unless such petition shall have been dismissed and such dismissal shall be final and not subject to appeal.

     "Event of Default" means any  occurrence or event  specified in and defined by Section 9.01 hereof.

     "Event of Taxability"  shall mean,  with respect to the  Segregated  Series
Bonds,  the  occurrence  of  circumstances  which  shall  give  rise  to  such a proceeding  as is  described  in Section  3.07.A.(2)  of this  Indenture  by the
Internal  Revenue Service or a court of competent  jurisdiction,  and, as to any
Additional  Bonds,  any  Event of  Taxability  defined  in the  applicable  Bond
Ordinance or Supplemental Indenture.

     "Fixed  Interest Rate" means a fixed per annum interest rate to be borne by the Bonds pursuant to Sections 4.01 and 4.02 hereof.

     "Fixture  Filing"  means any fixture  filing  granted by Tenant to the Bank which covers property included in the Project,  as the same may be duly amended, modified, restated or supplemented,  including, without limitation, any Existing
Fixture Filing (as defined in the Lease).

     "Governmental Obligations" means noncallable direct general obligations of, or  obligations  the full and timely  payment of the  principal  and interest of which are unconditionally guaranteed by, the United States of America.

     "Immediate  Notice" means notice by telephone,  telex or telecopier to such address as the addressee  shall have directed in writing,  promptly  followed by written notice by first class mail postage prepaid.

     "Indenture"  means the Trust  Indenture  between the Issuer and the Trustee relating to the  issuance of the Bonds,  dated  December 1, 2004,  as amended or supplemented from time to time, in accordance with its terms.

     "Initial Interest Rate" means 8.00% per annum, computed on the basis of 360 days per year consisting of twelve 30-day months, which is the initial per annum interest rate to be borne by the Bonds.

     "Insider" means an "insider" as defined in the Bankruptcy Code.

     "Interest  Payment Date" means any date on which any interest is payable on any Bond. From the date of issuance of the Bonds until  conversion to a Variable
Rate,  it means June 1 in each year,  commencing  as of June 1, 2005.  As to any
Bonds  converted  to a Variable  Rate,  it means (i) the first  Thursday of each third month  thereafter;  and (ii) any Second  Conversion Date. After any Second
Conversion  Date and  conversion to a Fixed  Interest Rate, it means each June 1 and  December 1. Under all  circumstances,  the  Maturity  Date (as  hereinafter defined) is also an Interest  Payment Date. As to Additional  Bonds, the date or dates  identified  as such in the Bond  Ordinance  authorizing  such  Additional
Bonds.

     "Interest Period" means, initially,  the period from and including the date of initial  delivery of all or part of the Bonds to and  including  May 31, 2005 and  thereafter,  the period from and including an Interest  Payment Date to and including the day next preceding the next succeeding Interest Payment Date.

     "Issue  Date"  means  the  date  on  which  the  initial  Bond  certificate representing  the Bonds is  authenticated  by the  Registrar  and  delivered  in exchange for payment of all or part of their Purchase Price.

     "Lease"  means the Lease  between  the Issuer and the  Tenant,  dated as of
December 1, 2004, and any amendments and  supplements  thereto entered into with the Bank's advance written consent.

     "Lease  Payments"  means the payments made by the Tenant under the Lease to provide for payment of principal  of, and interest on, the Bonds  referred to in
Section 4.03 of the Lease.

     "Letter  of Credit"  means an  irrevocable  letter of credit  issued by the
Bank,  or,  upon the  wrongful  dishonor  by the Bank of any request for payment under the Letter of Credit or upon the repudiation of the Letter of Credit,  any
Confirming  Letter of  Credit,  under the  terms of which  the  Trustee  will be entitled to draw an amount sufficient to pay (a) principal of the Bonds when due or the portion of the purchase  price of Bonds  corresponding  to the  principal amount  thereof,  and (b)  interest on the Bonds or the portion of the  purchase price of Bonds  corresponding  to  accrued  interest  thereon.  In the  event of delivery of an  Alternate  Letter of Credit  pursuant to Article V of the Lease,
"Letter of Credit" shall include  reference to such Alternate  Letter of Credit.
In the event the Tenant  requests  the release of the Letter of Credit,  so that the Confirming  Letter of Credit remains the sole letter of credit in place with respect to the Bonds, then the Confirming Bank will be deemed to be the Bank and the  Confirming  Letter of Credit  will be deemed to be the Letter of Credit for all purposes and definitions hereunder.

     "Letter  of  Credit  Termination  Date" or  "Expiration  of the term of the
Letter of Credit" means the expiration of the Letter of Credit or any Confirming
Letter of Credit in effect with  respect to the Bonds  without  provision  being made  in  accordance  with  Article  V of the  Lease  and  Section  6.08 of this
Indenture  for the  delivery of an  Alternate  Letter of Credit or an  Alternate
Confirming Letter of Credit, as the case may be.

     "Mail" means mail by first-class postage to owners of the Bonds.

     "Mandatory  Tender  Date" means (i) in any Variable  Rate Period,  the last
Interest  Payment  Date  prior to the date on which the  Letter of Credit or any
Confirming  Letter  of  Credit  is  to  be  released  (in  connection  with  the substitution of the Letter of Credit or any Confirming  Letter of Credit, as the
case may be, then in effect),  and (ii) as to any Bonds converted,  a Conversion
Date.

     "Maturity  Date" means  December  1, 2019,  or such  shorter  term might be deemed  necessary for Segregated  Series Bonds in order to meet the requirements of  Section  147(b)  of the  Internal  Revenue  Code of  1986,  as  amended,  in connection with a Tax Exempt Conversion.

     "Maximum Rate" means the lesser of the maximum rate required by the Bank or the maximum rate permitted by law.

     "Mayor" means the Mayor of the Issuer.

     "Moody's" means Moody's Investors  Service,  Inc., a corporation  organized and existing  under the laws of the State of Delaware,  its successors and their assigns,  and, if such  corporation  shall for any reason no longer  perform the functions of a securities  rating agency,  "Moody's" shall be deemed to refer to any other nationally-recognized  rating agency designated by the Issuer with the approval of the Tenant and the Bank.

     "Mortgage"  means  any  mortgage  granted  by the  Tenant  to the Bank with respect to the Project, as the same may be duly amended,  modified,  restated or supplemented  in accordance  with the  provisions  thereof,  including,  without limitation, the Existing Mortgage (as defined in the Lease).

     "Original  Purchaser"  means, as to the initial  issuance of the Bonds, the
Tenant. As to any Bonds converted to bear interest at a Variable Rate, or in the event of a Tax-Exempt  Conversion,  with respect to any Segregated Series Bonds, it means the Underwriter, and, as to any Additional Bonds, the person or persons  identified  as such in the Bond  Ordinance  providing for the issuance of such Additional Bonds.

     "Outstanding Bonds" or "Bonds outstanding" or "Outstanding" means all Bonds which have been  authenticated and delivered by the Trustee under this Indenture
(including Bonds owned by the Tenant), except:

          (a) Bonds  cancelled  after  purchase  or  because  of  payment  at or redemption prior to maturity;

          (b) Bonds or portions  thereof (in Authorized  Denominations)  for the payment or redemption of which cash funds or Governmental Obligations shall have been theretofore deposited with the Trustee in accordance with Article
     VIII hereof  (whether upon or prior to the maturity or  redemption  date of any such  Bonds or  portions  thereof);  provided  that,  if such  Bonds or portions thereof are to be redeemed prior to the maturity  thereof,  notice of such redemption  shall have been given or  arrangements  satisfactory to the  Trustee  shall  have been  made  therefor,  or  waiver of such  notice satisfactory in form to the Trustee shall have been filed with the Trustee;
     and

          (c)  Bonds in lieu of  which  others  have  been  authenticated  under
     Section 2.07 of this Indenture.

     If this Indenture shall have been discharged  pursuant to the provisions of
     Article VIII hereof, no Bonds shall be deemed to be outstanding  within the meaning of this provision.

     "Paying Agent" means the Trustee.

     "Permitted Investments" means:

          (a) Bonds or other obligations of the United States of America;

          (b) Bonds or other  obligations,  the  payment  of the  principal  and interest of which is  unconditionally  guaranteed  by the United  States of
     America;

          (c)  Obligations  issued or guaranteed as to principal and interest by any  agency  or  person  controlled  or  supervised  by  and  acting  as an instrumentality  of the United  States of  America  pursuant  to  authority granted by the Congress of the United States of America;

          (d)  Securities  or  receipts   evidencing   ownership   interests  in
     obligations  or  specified  portions  (such as  principal  or  interest) of obligations described in (a), (b) or (c) above;

          (e)  Commercial or finance  company paper which is rated either P-1 or
     A-1 or an equivalent by Moody's or S&P  (including  investments in pools or such  commercial  or  finance  company  paper  owned by the  Trustee or any affiliate of the Trustee);

          (f)  Obligations  issued by or on  behalf  of any state of the  United
     States of America,  or any political  subdivision of any such state,  which are  rated  at  least  A2  or A (or  an  equivalent)  by  Moody's  or  S&P, respectively;

          (g)  Funds  comprised  of  obligations  described  in (f) above to the extent described in Treasury  Regulation  1.1488(e)(3)(iii),  including any such fund managed by the Trustee or any affiliate of the Trustee;

          (h) bank deposit  products  approved by the Bank,  provided,  however, that this  subsection (h) applies only so long as the Bonds are held by the
     Tenant,  and further  provided  that after the Bonds are  converted  in any manner,  this subsection (h) is further  restricted by any  requirements of
     Moody's or S&P;

          (i)  Money  market  funds  which  are  rated  prime-1  or AAAm  (or an equivalent) by Moody's or S&P, including any such money market fund managed by the Trustee or any affiliate of the Trustee; or

          (j)  Any  other  investment  not  prohibited  by  applicable  law  (as evidenced  by an opinion of counsel  reasonably  acceptable  to the Trustee furnished to the Trustee).

     "Person" means an  individual,  a  partnership,  a  corporation,  a limited liability  company,  a trust,  an  unincorporated  organization,  a  joint-stock company, an association and a government or any department or agency thereof.

     "Principal Corporate Trust Office" of the Trustee means the corporate trust office of the Trustee located in Kansas City, Missouri.

     "Principal Office of the Remarketing  Agent" means the office designated in writing by the Remarketing Agent to the Trustee, the Paying Agent, the Bank, the
Issuer and the Tenant.

     "Project"  means the beef  processing  facility  in the City of Dodge City,
Kansas  located  on the  Land  (as  defined  in the  Lease),  all as more  fully described on the attached Schedule 1, to the extent acquired wholly or partially with the proceeds of the Bonds or any Additional Bonds.

     "Project  Costs"  means  those  costs  paid by the  Tenant,  not  exceeding
$120,000,000, for the acquisition, construction and equipping of the Project and for the costs of issuance of the Bonds.

     "Purchase  Date," when used with  respect to any Bond,  means the date upon which the Paying Agent is obligated  to purchase  such Bond  pursuant to Section
3.01 of this Indenture.

     "Purchase  Price" of any Bond  required to be purchased by the Paying Agent pursuant  to  Section  3.01 of this  Indenture  means  an  amount  equal  to the principal  amount of such  Bond plus  interest  accrued,  if any,  from the most recent Interest Payment Date to the Purchase Date.

     "Rebate  Fund" means the Rebate Fund  established  in Section  6.16 of this
Indenture.

     "Record  Date"  means while the Bonds bear  interest at the Fixed  Interest
Rate, the fifteenth (15th) day of the month preceding any Interest Payment Date, and while the Bonds bear  interest at the Variable  Rate,  one (1) day preceding any Interest Payment Date.

     "Redemption  Year" means each twelve month period  following  December 1 of any year.

     "Registered  Owner" shall mean the person or persons in whose name or names a Bond shall be  registered  on books of the Issuer kept by the Trustee for that purpose in accordance with the terms of this Indenture.

     "Registrar" means the Trustee.

     "Reimbursement  Account" means the Reimbursement Account or Accounts in the
Bond Fund created pursuant to Section 6.02 of this Indenture.

     "Reimbursement  Agreement" means with respect to any Letter of Credit,  the agreement  pursuant to which the Bank agrees to issue such Letter of Credit,  as the same may be amended, supplemented or otherwise modified from time to time.

     "Remarketing  Agent" means the  remarketing  agent  appointed in accordance with Section 10.11 of this Indenture, initially W.R. Taylor & Company, LLC.

     "Remarketing  Agreement" means the Remarketing Agreement between the Tenant and the Remarketing Agent, to be entered into, if at all, between the Tenant and the Remarketing Agent pursuant to their Agreement dated December 1, 2004.

     "Representation   Letter"  means  any  agreement  (as  from  time  to  time
supplemented  or amended) among the Issuer and/or the Trustee and any securities depository  under  which the Bonds may be held in a  book-entry  only  system as described in Section 2.10 of this Indenture.

     "Revenues"  means  (a)  the  Lease  Payments,  including  the  payments  of principal of and interest and any premium on the Bonds,  (b) except as otherwise provided in this  Indenture  with respect to the Trustee  holding moneys for the benefit of the holders of  particular  Bonds,  all other moneys  received by the
Issuer or the  Trustee for the  account of the  Issuer,  including  condemnation awards,  insurance  proceeds,  and other  payments  pursuant to this Lease or in respect to the Lease,  (c) the proceeds of the Bonds and any moneys deposited in the Bond Fund from  whatever  source  including  any draws  under the  Letter of
Credit and Confirming  Letter of Credit,  and (d) the income and profit from the investment  of the Lease  Payments  and such moneys  deposited in the Bond Fund.
Moneys in the Rebate Fund (as defined in the Tax Agreement) shall not constitute
Revenues.

     "Security  Agreement" means any security agreement granted by Tenant to the
Bank which  covers  property  included in the  Project,  as the same may be duly amended,  modified,  restated, or supplemented in accordance with the provisions thereof,  including,  without  limitation,  any Existing Security  Agreement (as defined in the Lease).

     "Second  Conversion  Date" means the date on which the  interest on some or all of the Bonds converts to a Fixed Interest Rate,  after having been converted to a Variable Rate.

     "S&P" means Standard & Poor's Ratings Group, a division of The  McGraw-Hill
Companies,  Inc., its  successors and their assigns,  and, if such company shall for any reason no longer  perform the functions of a securities  rating  agency,
"S&P"  shall be deemed to refer to any other  nationally  recognized  securities rating  agency  designated by the Issuer with the approval of the Tenant and the
Bank.

     "Segregated  Series  Bonds"  means  those  Bonds  which  have  undergone  a
Tax-Exempt Conversion.

     "Series   2004   Bonds"   means   the   City   of   Dodge   City,    Kansas
Taxable/Convertible  Variable Rate Demand Industrial  Development Revenue Bonds,
Series 2004 (National Beef Packing Company, LLC Project).

                                       10

     "Special  Record  Date"  means a day  that is the  tenth  (10th)  day  next preceding  the date of mailing of notice of  redemption of Bonds or, if such day is not a Business Day, the next preceding Business Day.

     "State" means the State of Kansas.

     "Tax Agreement" means the Tax Compliance Agreement, dated as of the date of authentication  and delivery of the Segregated  Series Bonds,  among the Issuer, the Trustee and the Tenant.

     "Tax-Exempt  Conversion" means a conversion pursuant to Section 4.08 hereof of Bonds,  the interest on which is  includable  in gross income for purposes of federal income tax, to Bonds that are Tax-Exempt Obligations.

     "Tax-Exempt  Conversion  Date" means the next  succeeding  Thursday (or the immediately  preceding  Business  Day in the event that such  Thursday  is not a
Business  Day) which is at least thirty (30) days from the date that the Trustee is in receipt of all items  required  pursuant to Section 4.08 of the  Indenture for a Tax-Exempt Conversion.

     "Tax-Exempt  Obligations"  means Bonds the interest on which is not subject to Federal income tax.

     "Tenant"  means  National  Beef Packing  Company,  LLC, a Delaware  limited liability company, and its successors and assigns.

     "Tender Agent" means the Trustee.

     "Termination Date" means December 1, 2019,  subject to earlier  termination as provided in the Lease.

     "Trust Estate" means the property  conveyed to the Trustee  pursuant to the
Granting Clauses of this Indenture.

     "Trustee" means Commerce Bank,  N.A., a national banking  association,  and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee and/or co-trustee at the time serving as such under this Indenture.

     "Unassigned  Issuer's Rights" means the same as that term is defined in the
Lease.

     "Underwriter"  means any  underwriter  designated by the Tenant relating to the issuance of the Bonds when,  as and if interest on any Bonds is converted to a  Variable  Rate,  or  Segregated  Series  Bonds  are  issued,  and,  as to any
Additional Bonds, the person or persons identified as much in the Bond Ordinance or related documents providing for the issuance of such Additional Bonds.

     "Variable  Rate"  means a per annum  rate of  interest  established  by the
Remarketing Agent from time to time pursuant to Section 4.07 hereof.

     "Variable Rate Conversion"  means a conversion in which the interest on any
Bonds converts to a Variable Rate.

     "Variable Rate Conversion Date" means the date on which the interest on any
Bonds converts to a Variable Rate.

                                       11

     "Variable Rate Period" means, as to any Bonds converted to bear interest at a Variable Rate, the period  beginning on the Variable Rate  Conversion Date and ending at the earlier of the Second Conversion Date or the Maturity Date.

     Section 1.02. Interpretation. Any reference herein to the Issuer, or to any member or officer of either includes  entities or officials  succeeding to their respective functions,  duties or responsibilities pursuant to or by operation of law or who are lawfully performing their functions.

     Any reference to a section or provision of the Constitution of the State or the Act,  or to any  statute  of the United  States of  America,  includes  that section,  provision or chapter as amended,  modified,  revised,  supplemented or superseded  from  time  to  time;  provided,  that no  amendment,  modification, revision,  supplement  or  superseding  section,  provision or chapter  shall be applicable  solely by reason of this paragraph,  if it constitutes in any way an impairment of the rights or obligations of the Issuer, the Holders, the Trustee, the Registrar,  the Paying Agent,  the Tender Agent,  the Bank, the  Remarketing
Agent or the  Tenant  under  this  Indenture,  the  Lease  or the  Reimbursement
Agreement,  or under any other instrument or document entered into in connection with any of the foregoing,  including without limitation,  any alteration of the obligation to pay  principal of, and premium,  if any, and interest on the Bonds in the amount and manner,  at the times,  and from the  sources  provided in the
Bond Ordinance and this Indenture, except as permitted herein.

     Unless the context indicates otherwise, words importing the singular number include  the  plural  number,  and vice  versa.  The terms  "hereof",  "hereby",
"herein", "hereto",  "hereunder",  "hereinafter" and similar terms refer to this
Indenture; and the term "hereafter" means after, and the term "heretofore" means before, the date of this Indenture.  Words of any gender include the correlative words of the other genders, unless the sense indicates otherwise.

     Section  1.03.  Captions  and  Headings.  The captions and headings in this
Indenture are solely for convenience of reference and in no way define, limit or describe the scope or intent of any Articles, Sections, subsections, paragraphs, subparagraphs or clauses hereof.

                                   ARTICLE II

                                    THE BONDS

     Section  2.01.  Authority  for and  Issuance  of  Bonds.  There  is  hereby authorized under this Indenture an issue of bonds, series of issues of bonds, or series and sub-series of issues of bonds limited in aggregate  principal  amount to $120,000,000 and designated "City of Dodge City,  Kansas  Taxable/Convertible
Variable Rate Demand Industrial Development Revenue Bonds, Series 2004 (National
Beef  Packing  Company,  LLC  Project)".   For  all  Bonds  issued,  the  series
designation  shall contain the calendar year in which said Bonds are issued with such  additional  designations as are necessary to  differentiate  more than one series in any  given  year if more than one  series  is  issued  within  any one calendar  year. No Bonds may be issued under the  provisions  of this  Indenture except in accordance with this Article. The total principal amount of Bonds that may  be  issued  and  Outstanding  hereunder  is  hereby  expressly  limited  to
$120,000,000.  Temporary Bonds may be issued hereunder  pursuant to Section 2.13 of this  Indenture.  No  Segregated  Series  Bonds  will be issued or  delivered without,  among other  requirements,  prior issuance of a Certificate of Private
Activity Bond Allocation by the Department.

                                       12

     The Bonds  shall  initially  be issued in the form set forth in Exhibit A-1 hereto in the original  principal amount of the amount advanced by the Tenant to pay the Project Costs on the Issue Date, and each amount  subsequently  advanced by the  Tenant to pay the  Project  Costs.  Amounts  advanced  by the  Tenant in payment of the Project  Costs shall be  evidenced  by a completed  Statement  of
Project Costs Paid in the form attached as Exhibit B to this Indenture signed by the Authorized Tenant  Representative,  but not exceeding an aggregate principal amount of $120,000,000.  Pending advancement of the entire authorized  principal amount of Bonds regarding any one series or sub-series of Bonds, or receipt from the Tenant of a Certificate of Completion,  whichever comes first, the Registrar shall retain custody of all Bond  certificates.  The Registrar shall endorse the
Schedule of Principal Amount Advanced  attached to the Bond certificate for each such series or  sub-series  or Bonds to reflect an increase in principal  amount
Outstanding each time the Tenant submits a Statement of Project Costs Paid. Each such  endorsement  reflecting an increase in Outstanding  principal amount shall constitute the Registrar's  authentication of the issuance of Bonds reflected by such endorsement.  The Issuer hereby irrevocably  authorizes the Registrar to so endorse each Bond certificate;  however,  failure by the Registrar to effect any such endorsement or any error in such  endorsement  shall not limit the Issuer's obligations  under the Bond certificate with respect to principal  amounts which are in fact  Outstanding.  The  Registrar  shall,  upon  request,  send  written confirmation  to the Tenant of the amount of Bonds  Outstanding on any date. The
Registrar  agrees that  immediately  upon the making of any  endorsement  on the
Schedule of Principal  Amounts Advanced  attached to the Bond  certificate,  the
Registrar  will (i)  immediately  certify  such  endorsement  by  execution of a
Certificate of Issuance in substantially the form set forth as Exhibit D hereto, and forward the Certificate of Issuance to Kasson & Wagner LLC, 441 Vine Street,
Suite  3110,  Cincinnati,  Ohio,  45202,  and  (ii)  promptly  deliver  the Bond certificate  to or at  the  direction  of the  Bondholder.  Each  such  advance, endorsement and  certification  as described  above shall  constitute a separate issuance of Bonds under this Indenture.  The Bonds shall be payable as set forth in Exhibits A-1, A-2 and A-3 and shall be dated,  bear interest,  and be subject to  redemption  and  transfer as set forth in such  forms.  All of the terms and provisions  of the  Bonds  as set  forth  in  Exhibits  A-1,  A-2  and  A-3  are incorporated  into this  Indenture by reference.  The Bonds and the interest and redemption  premium,  if any,  thereon will not be a general  obligation  of the
Issuer,  but shall be payable  solely out of the revenues  derived by the Issuer pursuant to the Lease  (except to the extent  payable  from  proceeds of sale or re-letting of the Project).  Payment of principal,  redemption  premium, if any, and  interest  on the Bonds is secured by a pledge of the net  rentals  from the
Project pursuant to the Bond Ordinance.

     The  principal  of the Bonds shall be payable in lawful money of the United
States of America at the  principal  office of the Paying Agent or its successor upon  presentation of the Bonds.  Payment of interest on the Bonds shall be made in lawful money of the United States of America to the Owner thereof by check or draft  mailed to the Owner by the Paying  Agent at his  address as it appears on the  registration  books  maintained by or on behalf of the Issuer on the Record
Date, or at such other address as is furnished to the Paying Agent in writing by such Owner.  Payment of interest on the Bonds may, at the option of any Owner of
Bonds in an aggregate principal amount of at least $1,000,000, be transmitted by wire  transfer  to such  Owner  to the  bank  account  number  on file  with the
Registrar as of the Record Date or, when applicable, the Special Record Date.

     Until a  Variable  Rate  Conversion  Date,  no  Letter  of  Credit  need be furnished by the Tenant. Until a Variable Rate Conversion Date, Bonds shall bear interest  payable  annually on each Interest  Payment  Date,  with such interest being  initially paid on June 1, 2005.  After a Second  Conversion  Date,  Bonds
which  bear  interest  at a Fixed  Interest  Rate shall  bear  interest  payable semi-annually  on each  Interest  Payment Date  beginning on the first June 1 or
December 1 after conversion to a Fixed Interest Rate, computed on the basis of a
360-day year of twelve 30-day months.

     Each Bond  bearing  interest  at a Variable  Rate is  subject to  mandatory tender to the Tender Agent as specified in Section 3.01B, 3.03 and the Notice of
Demand Privilege  appearing in Exhibit A-2 attached hereto in the City of Kansas
City,  Missouri,  for purchase at a price equal to the principal  amount thereof

                                       13

plus  interest  accrued  thereon  from the most  recent  Interest  Payment  Date therefor to the date of purchase  specified  below,  unless sooner  purchased on such terms pursuant to remarketing in accordance with the Remarketing Agreement,
(1) on the Conversion Date when converted to a different Interest rate mode, and
(2) on the last Interest  Payment Date prior to the release of either the Letter of Credit or any Confirming  Letter of Credit (in connection with a substitution of the Letter of Credit or any Confirming  Letter of Credit, as the case may be, then in effect).

     Section  2.02.  Interest  on Bonds.  The Bonds  shall bear  interest at the
Initial  Interest  Rate from and including the date thereof until (1) a Variable
Rate Conversion Date or (2) payment of the principal or redemption price thereof shall have been made or provided for in accordance  with the provisions  hereof, whether at maturity, upon redemption or otherwise. Interest accrued on the Bonds during each  Interest  Period  shall be paid on each  Interest  Payment Date and computed on a basis of a 360 day year consisting of twelve 30 day months.  As to any Bonds bearing  interest at the Variable Rate,  interest accrued on the Bonds during each  Interest  Period  shall be paid on each  Interest  Payment Date and computed  on the basis of a year of 365 or 366  days,  as  appropriate,  for the actual  number of days  elapsed.  In no event shall the Variable Rate exceed the
Maximum Interest Rate.

     During a Variable Rate Period, the Tenant may provide for the conversion of the interest on any Bonds to a Fixed  Interest Rate as provided in Sections 4.01 and 4.02 hereof.

     Section  2.03.  Execution.  The Bonds  shall be  executed  on behalf of the
Issuer by the manual or facsimile signature of the Mayor, attested by the manual or facsimile signature of the City Clerk or Deputy City Clerk of the Issuer, and
the  Issuer's  seal  may  be  affixed,  imprinted  or  reproduced  thereon.  All authorized  facsimile  signatures  shall  have the same  force and  effect as if manually  signed.  In case any official whose  signature or a facsimile of whose signature  shall appear on the Bonds shall cease to be such official  before the delivery of such Bonds,  such signature or such facsimile shall  nevertheless be valid and sufficient for all purposes, the same as if such official had remained in office until delivery.

     No covenant, provision or agreement of the Issuer herein or in the Bonds or in any other  document  executed by the Issuer in connection  with the issuance, sale and delivery of the Bonds, or any obligation herein or therein imposed upon the Issuer or breach  thereof,  shall give rise to a pecuniary  liability of the
Issuer,  its  members,  officers,  employees  or agents or a charge  against the
Issuer's  general  credit or general  fund or shall  obligate  the  Issuer,  its members,  officers,  employees  or agents  financially  in any way  except  with respect to the Trust Estate and the  application  of revenues  therefrom and the proceeds  of the  Bonds.  No  failure  of the  Issuer to  comply  with any term, condition,  covenant or agreement therein shall subject the Issuer, its members, officers,  employees or agents to liability for any claim for damages,  costs or other  financial or pecuniary  charges except to the extent that the same can be paid or recovered from the Trust Estate or revenues therefrom or proceeds of the
Bonds. No execution on any claim,  demand,  cause of action or judgment shall be levied upon or collected  from the general credit or general fund of the Issuer.
In making the agreements,  provisions and covenants set forth herein, the Issuer has not  obligated  itself  except  with  respect  to the Trust  Estate  and the application of revenues hereunder as hereinabove provided.  The Bonds constitute special  limited  obligations  of the Issuer,  payable  solely from the revenues pledged to the payment thereof  pursuant to this Indenture and the Lease, and do not now and shall never  constitute an  indebtedness  or a loan of the credit of the Issuer, the State of Kansas or any political subdivision thereof or a charge against  general  taxing  powers  within the  meaning of any  constitutional  or statutory  provision  whatsoever.  It is  further  understood  and agreed by the
Tenant and the  Holders,  that the Issuer,  its members,  officers  employees or agents shall incur no pecuniary  liability hereunder and shall not be liable for any  expenses  related  hereto,  all of which  the  Tenant  agrees  to pay.  If, notwithstanding  the  provisions  of this  Section,  the  Issuer,  its  members, officers, employees or agents incur any expense, or suffer any losses, claims or damages or incurs any  liabilities,  the Tenant will indemnify and hold harmless the Issuer,  its members,  officers,  employees or agents from the same and

                                       14

will  reimburse  the  Issuer,  its  members,  officers,  employees  or agents in relation  thereto,  and this covenant to indemnify,  hold harmless and reimburse the Issuer, its members,  officers,  employees or agents survive delivery of and payment for the Bonds.

     Section 2.04. Authentication.  No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this  Indenture  unless and until the certificate of authentication on such Bonds  substantially in the form set forth on Exhibits  A-1, A-2 and A-3 hereto shall have been duly  executed by the Trustee,  and such executed  certificate of the Trustee by a duly authorized signatory  upon any such Bond shall be  conclusive  evidence  that such Bond has been authenticated and delivered under this Indenture. The Trustee's certificate of  authentication  on any Bond shall be deemed to have been  executed  by it if manually  signed by an  authorized  officer or signatory  of the Trustee  (which shall permit the Trustee to appoint one or more authenticating  agents from time to time),  but it shall not be necessary that the same officer or signatory sign the certificate of authentication on all of the Bonds issued hereunder

     Section 2.05. Form of Bonds. The Bonds issued under this Indenture shall be substantially in the form set forth on Exhibits A-1, A-2 and A-3 hereto with, in the case of Additional Bonds,  such omissions,  insertions and variations as may be  authorized  or permitted  by the Bond  Ordinance  authorizing,  supplemental indenture entered into in connection with, such Additional Bonds, all consistent with this Indenture.

     Section  2.06.  Delivery of Bonds.  Upon the execution and delivery of this
Indenture,  the Issuer shall  execute and deliver to the Trustee and the Trustee shall  authenticate  the Bonds and deliver them to the Tenant as directed by the
Issuer as hereinafter in this Section provided.

     Prior to the  delivery  by the  Trustee of any of the Bonds  there shall be filed with the Trustee:

     1. A copy,  duly  certified  by the City Clerk or Deputy  City Clerk of the
Issuer, of the proceedings of the Issuer  authorizing the execution and delivery of the Lease, this Indenture,  the Bond Purchase Agreement and the Bond, and the
issuance of the Bonds.

     2. Original executed counterparts of this Indenture and the Lease.

     3. The original executed Bond in the form set forth in Exhibit A-1 hereto.

     4. The original,  executed Donation Agreement by and between Unified School
District 443, Ford County, Kansas and the Tenant;

     5. The  original,  executed  Water  Services  Agreement  by and between the
Issuer and the Tenant;

     6. The  original,  executed  Agreement for Payment in Lieu of Taxes between the Issuer and the Tenant;

     7. An opinion of Bond  Counsel  substantially  to the effect that the Bonds
constitute  legal,  valid  and  binding  limited   obligations  of  the  Issuer,
enforceable in accordance with their terms,  subject to bankruptcy,  insolvency, moratorium,  reorganization  and other  similar  laws  affecting  the  rights of creditors and to the exercise of judicial  discretion in accordance with general principles of equity; and

     8. An opinion of  counsel  to the Tenant in form and  substance  reasonably satisfactory to the Trustee and Bond Counsel.

                                       15

     Section 2.07. Mutilated, Lost, Stolen or Destroyed Bonds.

     A. In the event any Bond is mutilated,  lost,  stolen,  or  destroyed,  the
Issuer  may  execute  and  the  Trustee  may  authenticate  a new  Bond  of like denomination as that mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated  Bond,  such  mutilated Bond shall first be surrendered to the Issuer and in the case of any lost, stolen or destroyed Bond, there shall be first  furnished  to the Issuer and the Trustee and the Tenant  evidence of such loss,  theft or  destruction  satisfactory  to the  Issuer,  the Trustee and the
Tenant,  together with any indemnity satisfactory to them. In the event any such
Bond shall have matured, instead of issuing a duplicate Bond, the Issuer may pay the same without  surrender  thereof.  The Issuer and the Trustee may charge the owner of such Bond with their reasonable fees and expenses in this connection.

     B. In the event that any Bond to be  purchased  pursuant  to  Section  3.09 hereof  is not  delivered  by the Owner  thereof  on the date such Bond is to be
purchased,   the  Issuer  shall  execute  and  the  Authenticating  Agent  shall authenticate  and deliver a new Bond of like date,  maturity and denomination as the Bond to be purchased, and the Registrar shall register such Bond in the name of the new Owner.

     Section  2.08.  Registration  and  Exchange  of Bonds;  Persons  Treated as
Owners.  The Issuer shall cause books for the  registration and for the transfer of the Bonds as provided in this  Indenture  to be kept by the Trustee  which is hereby constituted and appointed the Registrar for the Issuer.

     Upon  surrender for transfer of any Bond at the Principal  Corporate  Trust
Office  of  the  Trustee,  duly  endorsed  for  transfer  or  accompanied  by an assignment duly executed by the Registered Owner or his attorney duly authorized in  writing,  the  Trustee  shall  authenticate  and  deliver in the name of the transferee or  transferees a new Bond or Bonds duly executed by the Issuer of an
Authorized  Denomination  or  Authorized  Denominations  for  a  like  aggregate principal amount.

     Any Bond or Bonds may be exchanged at the Principal Corporate Trust
Office of the Trustee for a new Bond or Bonds of like principal amount of another Authorized Denomination or other Authorized Denominations. Upon surrender of any Bond or Bonds for exchange, the Trustee shall authenticate and deliver a new Bond or Bonds duly executed by the Issuer which the Bondholder making the exchange is entitled to receive.

     The Trustee  shall not be required to transfer or exchange  any Bond during the period of fifteen (15) days next preceding any Interest  Payment Date nor to transfer or exchange  any Bond after the mailing of notice  calling such Bond or portion thereof for redemption has been given as herein provided, nor during the period of  fifteen  (15)  days  next  preceding  the  giving  of such  notice of redemption.

     The person in whose name any Bond shall be  registered  shall be deemed and regarded as the absolute  owner thereof for all  purposes,  and payment of or on account of the  principal  of or  premium,  if any, or interest on any such Bond shall be made only to or upon the written order of the Registered  Owner thereof or his legal representative, but such registration may be changed as hereinabove provided;  provided  however,  that the Trustee  shall accept,  acknowledge  and implement  notices of collateral  assignment of the Bonds and related  direction letters  from  Owners and from the Bank.  All such  payments  shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

     In each case the  Trustee  shall  require  the  payment  by the  Bondholder requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such  exchange or transfer,  but  otherwise no charge shall be made to the Bondholder for such exchange or transfer.

                                       16

     Notwithstanding  the foregoing,  Bonds may be transferred or exchanged only if no additional  resolutions or ordinances need be adopted by the Issuer or any other body or person so as to accomplish  the foregoing  conversion and exchange or  replacement  of any Bond or  portion  thereof,  and the Paying  Agent  shall provide for the completion, authentication, and delivery of the substitute Bonds in the  manner  prescribed  herein.  The  duty of  conversion  and  exchange  or replacement of Bonds as aforesaid is hereby imposed upon the Paying Agent,  and, upon the execution of said certificate,  the converted and exchanged or replaced
Bond shall be valid, incontestable,  and enforceable in the same manner and with the same effect as the Bonds which initially were issued and delivered  pursuant to this Indenture.

     Section 2.09. Cancellation of Bonds. Whenever any outstanding Bond shall be delivered  to the Trustee for  cancellation  pursuant  to this  Indenture,  upon payment of the principal amount represented thereby, or for replacement pursuant to Section  2.07, or for transfer  pursuant to Section 2.08,  such Bond shall be promptly canceled and destroyed by the Trustee.

     Section 2.10. Book Entry System. The Bonds shall initially not be issued in book-entry  only form.  The  remaining  provisions of this Section 2.10 shall be applicable  only  after the  Variable  Rate  Conversion  Date or the  Tax-Exempt
Conversion Date.

     During a Variable Rate Period or after a Second  Conversion Date, Bonds may be  issued  in the name of "Cede & Co.," as  nominee  for The  Depository  Trust
Company  ("DTC"),  as Registered  Owner of the Bonds, and held in the custody of
DTC. A single Bond  certificate  will be issued and delivered to DTC. The actual purchasers  of the Bonds (the  "Beneficial  Owners")  will not receive  physical delivery  of Bond  certificates  except as provided  herein.  For so long as DTC shall  continue  to serve as  securities  depository  for the Bonds as  provided herein,  all  transfers  of  beneficial  ownership  interests  will  be  made by book-entry only, and no investor or other party purchasing, selling or otherwise transferring  beneficial  ownership of Bonds is to receive,  hold or deliver any
Bond certificate.

     For every  transfer  and  exchange of Bonds,  the  Beneficial  Owner may be charged a sum sufficient to cover such Beneficial Owner's allocable share of any tax, fee or other governmental charge that may be imposed in relation thereto.

     Bond  certificates  are required to be delivered to and  registered  in the name of the Beneficial Owner under the following circumstances:

     (a) DTC determines to discontinue providing its service with respect to the
Bonds. Such a determination may be made at any time by giving 30 days' notice to the Issuer, the Tenant and the Trustee and discharging its responsibilities with respect thereto under any applicable law; or

     (b) the Tenant determines to discontinue the system of book-entry transfers through DTC (or a successor securities depository).

     The Issuer, the Tenant and the Trustee will recognize DTC or its nominee as the Bondowner for all purposes, including notices and voting.

     The Issuer,  the Trustee and the Underwriter may conclusively rely on (A) a certificate  of DTC as to the  identity of the  participants  in the  book-entry system,  and (B) a certificate of such  participants  as to the identity of, and the respective  principal amounts of Bonds beneficially owned by, the Beneficial
Owners.

     Whenever,  during the term of the Bonds,  beneficial  ownership  thereof is determined  by a book  entry  at DTC,  the  requirements  in this  Indenture  of holding,  delivering or  transferring  Bonds shall be

                                       17

deemed  modified to require the appropriate  person to meet the  requirements of
DTC as to registering or transferring the book entry to produce the same effect.

     The Trustee and the Issuer,  at the direction and expense of the Tenant and with the written  consent of the  Underwriter,  may from time to time  appoint a successor securities  depository and enter into an agreement with such successor securities  depository,  to establish  procedures  with respect to the Bonds not inconsistent  with the provisions of this  Indenture.  Any successor  securities depository  shall be a "clearing  agency"  registered  under  Section 17A of the
Securities Exchange Act of 1934, as amended.

     Neither the Issuer, the Tenant, the Trustee nor the Underwriter (except and only to the extent it is also a participant in the book-entry  system) will have any  responsibility  or obligation  to DTC, any  participant  in the  book-entry system or the Beneficial  Owners with respect to (i) the accuracy of any records maintained by DTC or any participant, (ii) the payment by DTC or any participant of any  amount due to any  Beneficial  Owner with  respect to the  principal  or purchase  price or, the premium or interest on, any Bond,  (iii) the delivery of any  notice by DTC or any  participant,  (iv) the  selection  of the  Beneficial
Owners to receive  payment in the event of any partial  redemption of the Bonds, or (v) any other action taken by DTC or any participant.

     Notwithstanding  anything in this Indenture to the contrary, the Issuer and the Trustee  hereby agree as follows  with  respect to the Bonds,  if and to the extent any Bond is registered in the name of "Cede & Co." as nominee of DTC: (i)
the Trustee shall give DTC all special  notices  required by the  Representation
Letter  at  the  times,   in  the  forms  and  by  the  means  required  by  the
Representation Letter; (ii) the Trustee shall make payments to Cede & Co. at the times and by the means  specified in the  Representations  Letter;  (iii) Cede &
Co., shall not be required to surrender  Bonds which have been partially paid or prepaid to the  extent  permitted  by the  Representation  Letter;  and (iv) the
Trustee shall set a special record date (and shall notify the Registered  Owners of the Bonds thereof in writing) prior to soliciting  any Bondholder  consent or vote,  such  notice  to be given not less than 15  calendar  days  prior to such record  date (any Bond  transferred  by a  Registered  Owner  subsequent  to the establishment  of the special record date and prior to obtaining such consent or vote  shall  have  attached  to it a copy of the  notice to  Bondholders  by the
Trustee).

     If at any time DTC ceases to hold the Bonds,  all references  herein to DTC shall be of no further force and effect.

     Section 2.11  Issuance of Additional  Bonds.  At the request of the Tenant, the  Issuer  may  issue  Additional  Bonds  from  time to time  for any  purpose permitted by the Act.

     Those  Additional Bonds shall be on a parity with the Series 2004 Bonds and any Additional Bonds  theretofore or thereafter issued and outstanding as to the assignment  to the  Trustee of the  Issuer's  right,  title and  interest in the
Lease, the Project Fund and the Bond Fund and the moneys and investments therein to provide for payment of principal of, and premium, if any, and interest on the
Series 2004 Bonds;  provided,  that  nothing  herein  shall  prevent  payment of principal  of, and premium,  if any,  and  interest on any series of  Additional
Bonds from (i) being otherwise secured and protected from sources or by property or  instruments  not  applicable  to the  Series  2004 Bonds and any one or more series of Additional  Bonds, or (ii) not being secured or protected from sources or by property or instruments applicable to the Series 2004 Bonds or one or more series of Additional  Bonds.  Each series of  Additional  Bonds shall be given a separate  designation  to  distinguish  it from any other series of Bonds issued hereunder,  and any  Supplemental  Indenture  entered into in connection  with a series of Additional Bonds shall establish a separate Reimbursement Account with respect to that series, in which shall be deposited the proceeds of the drawings on the  additional  letter of credit  securing  such  series,  if any, and which

                                       18

Reimbursement Account shall not be pledged to or constitute part of the security for the payment of principal of, and premium,  if any, and interest on any other series of Bonds.

     Section 2.12  Delivery of Additional  Bonds.  Before any  Additional  Bonds
shall be authenticated  and delivered by the Trustee,  there shall be filed with the Trustee the following items:

     1. A copy,  duly  certified  by the City Clerk or Deputy  City Clerk of the
Issuer, of the proceedings of the Issuer  authorizing the execution and delivery of any amendments to the Lease, this Indenture,  the Bond Purchase Agreement and the Tax Agreement, if any, and the issuance of the Additional Bonds.

     2. An original, executed letter of credit, if any.

     3. Original, executed counterparts of any amendments to this Indenture, the
Lease and the Tax Agreement, if any.

     4. The original,  executed  Additional  Bonds in the form set forth in this
Indenture.

     5. A request  and  authorization  to the Trustee on behalf of the Issuer to authenticate and deliver the Additional Bonds to or as directed by the purchaser thereof upon payment to the Trustee, but for the account of the Issuer, of a sum specified in such request and authorization.

     6.  An  opinion  of Bond  Counsel  substantially  to the  effect  that  the
Additional Bonds constitute legal, valid and binding limited  obligations of the
Issuer,  enforceable  in  accordance  with their terms,  subject to  bankruptcy, insolvency,  moratorium,  reorganization  and other  similar laws  affecting the rights of creditors  and to the exercise of judicial  discretion  in  accordance with general principles of equity; and

     7. An opinion of  counsel  to the Tenant in form and  substance  reasonably satisfactory to the Trustee, Bond Counsel and the Underwriter, if any.

     Section 2.13. Temporary Bonds. Pending preparation of definitive Bonds, the
Issuer may issue, in lieu of definitive  Bonds, one or more temporary printed or typewritten  Bonds in  authorized  denominations,  of  substantially  the  tenor recited above. At the request of the Issuer, the Paying Agent shall authenticate definitive Bonds in exchange for and upon surrender of an equal principal amount of temporary  Bonds.  Until so  exchanged,  temporary  Bonds shall have the same rights,  remedies and security  hereunder as definitive  Bonds.  Temporary Bonds shall be numbered consecutively upward from TR-1.

                                   ARTICLE III

                     PURCHASE OF BONDS; REDEMPTION OF BONDS

     Section 3.01  Purchase of Bonds.  The purchaser of the initial Bonds issued hereunder shall be the Tenant. The Bonds will be purchased pursuant to the terms of the Bond Purchase Agreement.  Thereafter,  following any Conversion Date, the
Bonds shall be subject to purchase as provided in the  remaining  provisions  of this Section 3.01 and in Sections 3.02 and 3.03 hereof.

     The Tender  Agent shall  effect the purchase of any such Bonds (or portions thereof in  principal  amounts  equal to  $100,000 or any  integral  multiple of
$5,000 in excess thereof,  and provided that the remaining portion to be held by the Owner is $100,000 or more) eligible for tender at its  designated  office in
Kansas City, Missouri,  from any Owner of such Bonds (other than the Bank or the
Issuer),  at the

                                       19

Purchase  Price,  but solely  from and to the extent of the funds  described  in
Section 3.04 and for the account of the Persons described in Section 3.05:

     A. upon tender for purchase of Bonds bearing interest at a Variable Rate at the option of the Owner  thereof  (other than the Tenant or the Issuer),  if the
Letter of Credit is in effect  hereunder and if notice of such tender shall have been provided to the Tender Agent in strict  compliance  with the  provisions of
Section 3.02,  upon delivery of the Bond to be purchased to the Tender Agent, as agent for the Person that purchases the same pursuant to Sections 3.04 and 3.05, by 9:00 a.m.,  Kansas City,  Missouri  time, on the Purchase  Date,  endorsed in blank.

     B. upon tender for purchase,  or constructive tender for purchase,  of such
Bonds as required by Section 3.03B on

     (1) the last  Interest  Payment  Date prior to the release of the Letter of
     Credit  or  any  Confirming   Letter  of  Credit  (in  connection   with  a
     substitution of the Letter of Credit or any Confirming Letter of Credit, as
     the  case  may be,  then in  effect)  which is the  subject  of the  notice provided for in Section 3.03B(1),

     (2) the Second  Conversion Date, as described in the notice provided for in
     Section 3.03B(2),  upon delivery, of the Bond to be purchased to the Tender
     Agent, as agent for the Person that purchases the same pursuant to Sections
     3.04 and 3.05, by 9:00 a.m.,  Kansas City,  Missouri  time, on the Purchase
     Date, endorsed in blank, and

     (3)  with  respect  to the  Registered  Owner of each  Bond not  previously subject to a Tax-Exempt Conversion, the Tax-Exempt Conversion Date.

     The Tender Agent shall apply the proceeds of  remarketing  of such tendered
Bonds by the  Remarketing  Agent and shall  apply the  proceeds of a draw by the
Trustee  under the Letter of Credit to pay the  Purchase  Price of the  tendered
Bonds at or before 2:00 p.m. Kansas City, Missouri time on the Purchase Date and shall each dispose of Bonds so tendered, or deemed to be so tendered,  for sale, as provided in this Article.  The Trustee and the Remarketing Agent, as the case may be,  shall  take all  actions  reasonably  required  in  order to make  such proceeds available to the Tender Agent by no later than 12:00 noon, Kansas City,
Missouri time on the Purchase Date.

     Section 3.02 Optional Tender of Bonds for Purchase.  Bonds bearing interest at a Variable  Rate shall be subject to purchase at the option of the Owner upon delivery by the Owner to the Trustee (or Tender Agent) of a notice (which notice shall be  irrevocable)  of the  tender of any Bond (or  portion  thereof).  Such notice shall be delivered, telexed, or telecopied no later than 3:00 p.m. Kansas
City,  Missouri  time on the date of notice to the Tender  Agent in writing duly executed by the Owner of such Bond or by his attorney duly authorized in writing and shall specify:

     A. the principal  amount and Bond number of such Bond (or portion  thereof)
so to be tendered, and

     B. the  Purchase  Date on which  such Bond (or  portion  thereof)  shall be purchased, which Purchase Date shall be a Business Day which is not prior to the
7th day next  succeeding  the day of receipt of such notice by the Tender  Agent and which occurs while the Letter of Credit is in effect hereunder.

     If any Bond for which notice of tender is given as provided in this Section
3.02 is not tendered for purchase to the Tender Agent by 9:00 a.m.  Kansas City,
Missouri  time on the Purchase  Date,  duly  endorsed in blank (such Bond herein referred to as "Untendered  Bond"),  such Untendered Bond shall,

                                       20

subject to the conditions set forth in Section 3.03C hereof,  be deemed tendered and sold to the Person  specified  in Section  3.05,  and the Owner of such Bond shall be  liable  for all  damages,  if any,  of the  Issuer,  the  Tenant,  the
Remarketing Agent, the Tender Agent, the Paying Agent and the Bank caused by the failure to so tender such Bond.

     As soon as practicable  upon receipt of such notice,  but in no event later than 5:00 p.m.  Kansas City,  Missouri time on the same Business Day, the Tender
Agent shall give notice by telephone,  telecopy, or telex, promptly confirmed in writing, to the Paying Agent, the Trustee, the Remarketing Agent, the Tenant and
the Bank,  specifying the principal amount of the Bonds so tendered for purchase and the Purchase Date for such Bonds.

     Section 3.03 Mandatory Tender of Bonds for Purchase; Untendered Bonds.

     A. Each Owner of Bonds (other than the Tenant or the  Issuer),  upon notice given by the Paying  Agent  pursuant to Section  3.03B,  shall tender on the day stated in such notice,  and in any event shall be deemed to have tendered,  such
Bonds to the Tender  Agent,  as agent for the  Person  that  purchases  the same pursuant to Sections 3.04 and 3.05, for purchase pursuant to Section 3.01B.

     B. The Paying Agent shall give notice of a mandatory tender to the Trustee, the Tenant,  the Bank, the Confirming  Bank, the Tender Agent,  the  Remarketing
Agent,  and each  Owner of Bonds  and,  if the  Bonds  are then  rated by either
Moody's or S&P,  to such  rating  agency,  by Mail no later  than the  thirtieth
(30th) day  preceding  (and with each Bond bearing  interest at a Variable  Rate which is authenticated and delivered after such thirtieth (30th) day, preceding)
each of the following days, each of which shall be a "Mandatory Tender Date":

          (1) the last  Interest  Payment  Date  prior to the date on which  the
     Letter of Credit or any  Confirming  Letter of Credit  expires  or is to be released (in connection  with (a) the  substitution of the Letter of Credit or any Confirming  Letter of Credit,  as the case may be, then in effect or
     (b) the release of either the Letter of Credit or the Confirming  Letter of
     Credit,  but not both)  pursuant  hereto,  stating (a) the day on which the then effective Letter of Credit or any Confirming Letter of Credit is to be
     released,  (b) that each Bond bearing  interest at a Variable  Rate of such
     Owner (i) not tendered for purchase pursuant to Section 3.01B by 9:00 a.m.,
     Kansas City, Missouri time, on such Interest Payment Date and (ii) shall be deemed to have been tendered for purchase on such Interest  Payment Date at the  Purchase  Price,  and that such  Owner  shall not be  entitled  to any payment (including any interest accrued subsequent to such Interest Payment
     Date) in respect of such Bond other than the Purchase  Price for such Bond,
     (c) the name of the  obligor  on any  Alternate  Letter  of  Credit  or any
     Alternate  Confirming Letter of Credit which is the basis for such release,
     (d) that  upon  such  release  of such  existing  Letter  of  Credit or any
     Confirming  Letter of Credit  (in  connection  with a  substitution  of the
     Letter of Credit or any  Confirming  Letter of Credit  then in effect)  any rating then assigned to the Bonds may be reduced or withdrawn,  and (e) the then current  names and  addresses of the Paying Agent and the  Remarketing
     Agent;

          (2) the  Second  Conversion  Date,  stating  (a) that from the  Second
     Conversion  Date the Bonds  will again bear  interest  at a Fixed  Interest
     Rate,  (b) such Fixed  Interest  Rate,  (c) that each Bond not tendered for purchase  pursuant to Section  3.01B by 9:00 a.m.,  Kansas  City,  Missouri
     time,  on such date shall be deemed to have been  tendered  for purchase on the Conversion Date at the Purchase Price, and that such Owner shall not be entitled to any payment  (including any interest accrued subsequent to such
     Business  Day) in respect of such Bond  other than the  Purchase  Price for such Bond,  (d) that upon such  conversion of interest to a Fixed  Interest
     Rate any  rating  then  assigned  to the Bonds,  if any,  may be reduced or withdrawn, and (e) the then current names and addresses of the Paying Agent and the Remarketing Agent; and

                                       21

          (3) the  Tax-Exempt  Conversion  Date,  stating (a) that each Bond not tendered for purchase  pursuant to Section 3.01B by 9:00 a.m., Kansas City,
     Missouri  time,  on such date  shall be deemed  to have been  tendered  for purchase on the Tax-Exempt  Conversion Date at the Purchase Price, and that such Owner shall not be entitled to any  payment  (including  any  interest accrued subsequent to such Business Day) in respect of such Bond other than the Purchase Price for such Bond, (b) that upon such Tax-Exempt  Conversion the rating then assigned to the Bonds, if any, may be reduced or withdrawn, and (c) the then  current  names and  addresses of the Paying Agent and the
     Remarketing Agent.

          (4) the Variable Rate Conversion Date,  stating (a) that each Bond not tendered for purchase  pursuant to Section 3.01B by 9:00 a.m., Kansas City,
     Missouri  time,  on such date  shall be deemed  to have been  tendered  for purchase on the Variable Rate Conversion  Date at the Purchase  Price,  and
     that such  Owner  shall  not be  entitled  to any  payment  (including  any interest  accrued  subsequent to such Business Day) in respect of such Bond other than the Purchase  Price for such Bond,  (b) that upon such  Variable
     Rate  Conversion  any rating  then  assigned to the Bonds may be reduced or withdrawn, and (c) the then current names and addresses of the Paying Agent and the Remarketing Agent.

     C. Any Bond (or portion  thereof)  which is required to be but which is not tendered  for  purchase by 9:00 a.m.,  Kansas City,  Missouri  time,  on the day specified  in Section  3.01B for  mandatory  tender shall be deemed to have been tendered and sold to the Person  specified in Section 3.05, and, upon deposit in the Bond Fund of an amount sufficient to pay the Purchase Price of such Bonds on the mandatory  tender date, (1) the Owner of each  Untendered  Bond shall not be entitled to any payment  (including  any  interest  accrued  subsequent  to such
Purchase  Date or  mandatory  tender  date) in  respect  thereof  other than the
Purchase Price for such Bond, and such  Untendered  Bond (except any Bond issued in lieu  thereof  pursuant to Section  3.05B) shall no longer be entitled to the benefit of this  Indenture,  except for the  purpose of payment of the  Purchase
Price  therefor,  and (2) the  Issuer  shall  execute,  and the  Trustee  or the
Authenticating  Agent shall authenticate and deliver,  in the name of the Person specified in Section 3.05 one or more new Bonds  bearing  interest at a Variable
Rate or a Fixed Interest Rate, as appropriate, of any authorized denomination of a like aggregate principal amount.

     Section  3.04  Purchase  of  Tendered  Bonds.  Funds for the payment of the
Purchase Price of Bonds tendered  pursuant to Section 3.01 or Section 3.03 shall be disbursed by the Tender Agent first from proceeds of the  remarketing of such
Bonds (other than Bonds remarketed to the Issuer or the Tenant), and second from the Bond Fund only from the  following  sources  and in the  following  order of priority:

     A. first,  from amounts drawn under or derived from any Letter of Credit or any Confirming Letter of Credit pursuant hereto, and

     B. second, from Available Moneys.

     Upon tender for purchase of any Bond on the Purchase Date or any Untendered
Bond on or after the Purchase  Date in  accordance  with Section 3.01 or Section
3.03,  the Paying  Agent  shall pay to the Owner of such Bond or deposit for the benefit of the Owner of such Untendered Bond at or before 2:00 p.m. Kansas City,
Missouri time on the Purchase Date the Purchase  Price therefor on behalf of the purchaser  thereof  specified  in  Section  3.05 from funds  available  for such purchase held in the Bond Fund.

     The  Trustee,  the Tender  Agent and the  Remarketing  Agent shall hold all money  delivered to the  Trustee,  the Tender  Agent or the  Remarketing  Agent,
respectively,  hereunder  for the  purchase  of Bonds in  trust  solely  for the benefit of the respective  Persons that shall have so delivered such money until the

                                       22

Bonds  purchased  with such money are  delivered  pursuant to Section  3.05 and, thereafter,  in the  order  specified  above,  for  the  benefit  of the  Owners tendering such Bonds.

     Section 3.05 Disposition of Tendered Bonds.

     A. Bonds  tendered or deemed  tendered  pursuant to Section 3.02 or Section
3.03, the Purchase Price for which has been paid pursuant to Section 3.04, shall be deemed to have been purchased:

          (1) by the  Persons to whom Bonds have been  remarketed  to the extent the Purchase  Price  therefor is paid from  proceeds  from the  remarketing thereof pursuant to Section 3.04.

          (2) by the  Tenant  as  pledgor  for the  benefit  of the  Bank or the
     Confirming Bank, respectively,  as pledgee to the extent the Purchase Price therefor is paid from  amounts  drawn  under or derived  from the Letter of
     Credit or any  Confirming  Letter of Credit  pursuant  to Section  3.04A or
     Section 3.04B, and

     (3) otherwise by the Tenant.

     All Bonds  purchased  with  proceeds made  available  through the Letter of
Credit or any  Confirming  Letter  of  Credit  pursuant  to this  Section  shall constitute "Pledged Bonds," and shall be delivered to and held by the Trustee as agent for the Bank or any Confirming  Bank, as applicable (and shall be shown as
Pledged Bonds on the bond register), in accordance with the terms and provisions of this Indenture and the Reimbursement  Agreement. All payments on such Pledged
Bonds  shall  be paid  to the  Bank  or  Confirming  Bank,  as  applicable.  The
Remarketing  Agent  shall  at the  request  of the Bank or any  Confirming  Bank continue to use its best efforts to arrange for the sale of any Pledged Bonds at the purchase price,  subject to full reinstatement of the amount available to be drawn under the Letter of Credit with  respect to such Bonds to an amount  equal to the principal  amount of such Bonds plus the amount  required for premium and interest thereon.

     If the Remarketing Agent remarkets any Pledged Bonds, the Remarketing Agent shall direct the  purchaser  of such  Pledged  Bond to transfer,  by 12:00 noon,
Kansas City,  Missouri  time, on the purchase  date,  the purchase price of such remarketed  Pledged Bond in immediately  available funds to the Tender Agent, to be  disbursed  from such  account  solely  for the  purposes  described  in this paragraph.  The Tender  Agent shall  immediately  notify  either the Bank or the
Confirming  Bank, as applicable  (depending  upon whether the purchase  proceeds were  made  available  through a draw on the  Letter  of Credit or a  Confirming
Letter of Credit),  the Remarketing  Agent and the Trustee of the receipt of the purchase price for such Pledged Bond, and upon receipt of the purchase price and written  notice from the Bank or any  Confirming  Bank,  as  applicable,  to the
Trustee of full  reinstatement  of the amount  available  to be drawn  under the
Letter of Credit or Confirming Letter of Credit, as applicable,  with respect to such remarketed  Pledged Bonds (as  contemplated  by the proceeding  paragraph), such  Pledged Bond shall be released  from the pledge of the Bank or  Confirming
Bank, as the case may be. The Trustee shall  transfer such purchase price to the
Bank or  Confirming  Bank,  as the  case may be,  upon  receipt  thereof  and of evidence  satisfactory  to the  Trustee  of  full  reinstatement  of the  amount available to be drawn under the Letter of Credit or Confirming  Letter of Credit with respect to such remarketed  Pledged Bonds (as contemplated by the preceding paragraph)  to the extent that  amounts  remain due and owing to either the Bank under the Letter of Credit or the Confirming Bank under the Confirming Letter of
Credit,  and give all  required  notices,  in  accordance  with the terms of the
Letter of  Credit or the  Confirming  Letter of  Credit,  as the case may be. If money remains on deposit with the Tender Agent after payment is made to the Bank or Confirming Bank, as described in the preceding sentence, such moneys shall be paid to, or upon the order of, the Tenant.

                                       23

     Notwithstanding anything to the contrary in this subsection,  if and for so long as the Bonds are held in book entry  form,  the  registration  requirements under  this  subsection  shall be  deemed  satisfied  if  Pledged  Bonds are (A)
registered in the name of the securities depository or its nominee, (B) credited on the books of the securities  depository to the account of the Trustee (or its nominee) and (C) further  credited on the books of the Trustee (or such nominee)
to the account of the Bank (or its designee).

     B. Whenever any Bond tendered or deemed  tendered  pursuant to Section 3.01 or Section 3.03 is  purchased  pursuant to Sections  3.04 and 3.05A,  the Issuer shall execute,  and the Authenticating  Agent shall authenticate and deliver, in the name of the Person that  purchased or that is deemed to have  purchased  the same or its designee,  one or more new Bonds bearing interest at a Variable Rate or a Fixed Interest Rate, as appropriate,  of any authorized denomination and of a like aggregate principal amount pursuant hereto.

     C. The Tender Agent shall hold all Bonds delivered to such Person hereunder solely for the benefit of the  respective  Owners which have so  delivered  such
Bonds until money  representing the Purchase Price of such Bonds shall have been delivered  to or for the  account of or to the order of such  Owners and, in the case of Bonds pledged to or held in the name of the Bank or Confirming  Bank, as applicable, for the benefit of the Bank or Confirming Bank, as applicable, until disposed  of pursuant  to  instructions  from the Bank or  Confirming  Bank,  as applicable.

     D. In carrying out their  respective  responsibilities  under this Article, the  Remarketing  Agent,  the Tender  Agent and the Paying Agent shall be acting solely as the agent of the  Owners  from time to time of the Bonds  tendered  or deemed tendered and of the Persons purchasing the same pursuant to Sections 3.04 and 3.05A,  respectively.  No  delivery  of Bonds to the Tender  Agent  pursuant hereto shall  constitute a redemption  of Bonds or other  extinguishment  of the debt evidenced thereby.

     Section  3.06. No Purchases or Sales After  Certain  Defaults.  Anything in
this Indenture to the contrary  notwithstanding,  there shall be no purchases of
Bonds with moneys in the Bond Fund or sales of Bonds  pursuant to Sections 3.01,
3.02,  3.03 or 3.04 if there shall have  occurred and be  continuing an Event of
Default hereunder in paragraph (d) of Section 9.01 hereof.

     Section 3.07. Mandatory Redemption of Bonds.

     A. The Bonds shall be subject to mandatory  redemption in whole (or, in the case of the  event  stated  in (2) of this  paragraph,  in  whole  or in part as provided  below),  at a redemption  price equal to 100% of the principal  amount thereof,  plus accrued interest, if any, to the redemption date, on any Business
Day within 180 days after the occurrence of either of the following events:

          (1) As a result of any changes in the Constitution of the State or the
     Constitution  of  the  United  States  of  America  or  of  legislative  or administrative  action  (whether  state or  federal)  or by  final  decree, judgment or order of any court or  administrative  body  (whether  state or federal) entered after the contest thereof by the Tenant in good faith, the
     Bonds shall have become void or  unenforceable or impossible of performance in  accordance  with the intent and purposes of the parties as expressed in the Lease; or

          (2)  With  respect  to  each   Segregated   Series   Bonds,   a  final
     determination  by the  Internal  Revenue  Service  or a court of  competent jurisdiction  as a result of a proceeding in which the Tenant  participates to the degree it deems sufficient,  which  determination the Tenant, in its discretion,  does not  contest by an  appropriate  proceeding,  that,  as a result of a failure by the Tenant to observe  any  covenant,  agreement  or representation  by the Tenant in the  Lease,  the  interest  payable on any
     Bonds is includable  for federal income tax purposes in the gross income

                                       24

     of any owner or  beneficial  owner of a Bond  (other than an owner who is a
     "substantial  user" of the Project or a "related person" within the meaning of Section 147(a) of the Code and the applicable Regulations).

Upon the  occurrence  of the event  stated in  Section  3.07(A)(2)  hereof,  the
Segregated  Series Bonds will be redeemed in whole unless the Tenant delivers to the Trustee,  at the Tenant's expense, an opinion of Bond Counsel upon which the
Trustee  may rely to the  effect  that  redemption  of a  portion  of the  Bonds outstanding would have the result that interest payable on the Segregated Series
Bonds remaining  outstanding  after such redemption  would not be includable for federal income tax purposes in the gross income of any owner or beneficial owner of such Segregated Series Bond (other than an owner who is a "substantial  user"
of the Project or a "related person" within the meaning of Section 147(a) of the
Code and the  applicable  Regulations),  and in such event the Bonds or portions thereof  (in  Authorized  Denominations)  shall be redeemed at such times and in such amounts as Bond Counsel shall so direct in such opinion.

     B. The Bonds are subject to mandatory  redemption  in whole on any Interest
Payment Date which next precedes either a Letter of Credit  Termination  Date or the expiration date of the Confirming  Letter of Credit, or a subsequent date to which the  Letter  of  Credit  Termination  Date or the  expiration  date of the
Confirming Letter of Credit,  respectively,  shall have been extended (or if the
Letter of  Credit  Termination  Date or the  expiration  date of the  Confirming
Letter  of  Credit  is on an  Interest  Payment  Date,  then  such  date),  at a redemption  price of 100% of the principal  amount thereof plus accrued interest to the redemption date unless,  at least  forty-five (45) days prior to any such
Interest  Payment Date (a) the Bank and/or  Confirming Bank, as the case may be, shall have extended or further extended the Letter of Credit Termination Date or the expiration date of the Confirming Letter of Credit, as the case may be, to a date not earlier than one (1) year from the Letter of Credit Termination Date or
Confirming  Letter of Credit  expiration  date being  extended or (b) the Tenant shall have obtained an Alternate Letter of Credit or Alternate Confirming Letter
of Credit with a termination  date not earlier than one (1) year from the Letter of Credit  Termination Date or Confirming  Letter of Credit  expiration date for the  Letter of Credit or  Confirming  Letter of  Credit,  as the case may be, it replaces.  Provided,  however,  the Bonds  shall  not be  subject  to  mandatory redemption  as provided  above in the event the Tenant  requests  the Trustee in writing to  release  either  the  Letter of Credit or the  Confirming  Letter of
Credit in accordance  with the terms of Article V of the Lease. If the Bonds are then rated by either  Moody's or S&P,  the Trustee  shall  promptly  notify such rating agency in writing of any such extension of a Letter of Credit Termination
Date, the expiration date of any Confirming  Letter of Credit, or the release of either the Letter of Credit or the Confirming Letter of Credit.

     Section 3.08. Optional Redemption.

     A. The Bonds that have not been  subjected  to a Variable  Rate  Conversion shall be subject  to  optional  redemption  by the Issuer in whole or in part in integral multiples of $5,000,  (provided that the unredeemed portion of any Bond redeemed in part shall be $100,000 or more), at the direction of the Tenant,  at any time, at the principal amount thereof without premium or penalty.

     B. If bearing  interest at a Variable  Rate,  the Bonds shall be subject to optional  redemption by the Issuer in whole or in part in integral  multiples of
$5,000 (provided that the unredeemed  portion of any Bond redeemed in part shall be $100,000 or more),  at the direction of the Tenant,  on any Interest  Payment
Date or such other  date as  provided  in the  Reimbursement  Agreement,  at the principal  amount  thereof  without  premium  or  penalty.  Notwithstanding  the provisions of Section 6.04 hereof,  while the Letter of Credit is in effect with respect to the Bonds, the redemption price to be paid pursuant to this paragraph shall be derived solely from Available Moneys or, with the prior written consent of the Bank, moneys received from a drawing under the Letter of Credit.

                                       25

     C. From and after a Second Conversion Date, the Bonds which were subject to a Variable Rate Conversion and a Second  Conversion Date are subject to optional redemption  by the  Issuer  in whole or in part in the  amount  of $5,000 or any integral  multiples  thereof,  at the  direction  of the Tenant on any  Interest
Payment  Date  during  the  periods  set  forth in the  table  below  and at the respective  redemption  prices set forth below  expressed as  percentages of the principal  amounts of the Bonds called for redemption,  such  redemption  prices declining  as set forth below  until such  redemption  price  equals 100% of the principal amount of the Bonds, plus accrued interest,  if any, to the redemption date:

---------------------------------------- -------------------------------------------- --------------------------------
            Term of Period                  Redemption Prices as a Percentage of            Earliest Call Date
       Between Second Conversion                      Principal Amounts
        Date and Maturity Date
---------------------------------------- -------------------------------------------- --------------------------------
Greater than 15 years                    103% after 10 years declining 1% per 12                 10 years
                                         months to 100%
---------------------------------------- -------------------------------------------- --------------------------------
Greater than 10 and less than or equal   102% after 7 years declining 1% per 12                   7 years
to 15                                    months to 100%
---------------------------------------- -------------------------------------------- --------------------------------
Less than or equal to 10 and greater     102% after 4 years declining 1/2% per 12                 4 years
than 7                                   months to 100%
---------------------------------------- -------------------------------------------- --------------------------------
Less than or equal to 7 and greater      102% after 3 years declining 1% per 12                   3 years
than 5                                   months to 100%
---------------------------------------- -------------------------------------------- --------------------------------
Less than or equal to 5 and greater      101% after 1 year declining 1/2% per 6                   2 years
than 2                                   months to 100%
---------------------------------------- -------------------------------------------- --------------------------------
Less than or equal to 2 and greater      100-1/2% after 1 year declining 1/2% per 6               1 year
than 1                                   months to 100%
---------------------------------------- -------------------------------------------- --------------------------------
Equal to 1 year                          100% after 6 months                                     6 months
---------------------------------------- -------------------------------------------- --------------------------------

     D. The  Bonds  shall be  subject  to  optional  redemption  in whole by the
Issuer,  but not in part,  on any Business  Day, at a redemption  price equal to
100% of the  principal  amount  thereof  plus accrued  interest,  if any, to the redemption  date,  upon the  exercise  by the  Tenant,  of its  option to prepay payments  under Section 4.05 of the Lease,  if any of the  following  shall have occurred:

          (1) All or  substantially  all of the  Project  shall  be  damaged  or destroyed  and the Tenant shall  determine  that it is not  practicable  or desirable to rebuild, repair or restore the Project;

          (2) All or substantially all of the Project shall be condemned or such
     use  or  control   thereof   shall  be  taken  as  to  render  the  Project
     unsatisfactory to the Tenant for continued operation; or

          (3)  Unreasonable  burdens or excessive  liabilities  shall be imposed upon the Issuer or the Tenant with respect to the Project or the  operation thereof.

While the Letter of Credit or an  Alternate  Letter of Credit is in effect  with respect to the Bonds, the redemption price to be paid pursuant to this paragraph shall be derived solely from Available Moneys or, with the prior written consent of the Bank,  moneys  received from a drawing under the Letter of Credit or from moneys paid under the Alternate Letter of Credit.

     Section 3.09.  Purchase of Bonds Upon  Conversion to Fixed Interest Rate or
Upon Release of the Letter of Credit.

                                       26

     A. In the event that Bonds are subject to mandatory  tender for purchase in accordance with Section 3.03B(1) or Section 3.03B(2), the Tenant shall, with the prior  written  consent  of the Bank,  have the right to direct  the  Trustee to purchase,  or cause to be  purchased  for  cancellation,  Bonds in an  aggregate principal amount specified in a written direction delivered to the Trustee on or before  the  Interest  Payment  Date on which  such  Bonds  are to be  purchased pursuant to Section 3.03B hereof,  such Bonds to be purchased at a price of 100%
of the  principal  amount  thereof  plus  accrued  interest  to the date of such purchase.  Moneys for the payment of such purchase price shall be derived solely from Available  Moneys provided by the Tenant and on deposit with the Trustee in a special  trust  account of the Bond Fund on the date of such  purchase or from moneys drawn under the Letter of Credit or an Alternate Letter of Credit.

     B. Bonds to be  purchased  as provided  in  paragraph A above which are not delivered by the Owners thereof to the Tender Agent on the Interest Payment Date on which such Bonds are to be tendered  pursuant to Section 3.03B(1) or 3.03B(2)
hereof shall  nonetheless  be deemed to have been delivered by the Owner thereof for  purchase  and to have been  purchased  from funds  described in paragraph A above.  Thereafter,  the Trustee or the Authenticating  Agent shall authenticate
(and the Issuer  execute,  if necessary) a new Bond as provided in Section 2.07B hereof.  Accrued  interest payable to the date of purchase of Bonds purchased as provided in this  Section  3.09 shall be paid to the Owner as of the Record Date next  preceding  the date of purchase of such Bond in the same manner as if such
Bonds were not purchased  pursuant to paragraph A above.  The Paying Agent shall promptly  give  notice by Mail to each Owner whose Bonds are deemed to have been purchased  pursuant to this Section 3.09, which notice shall state that interest on such  Bonds  ceased  to  accrue  on the  date of  purchase  and  that  moneys representing  the purchase  price of such Bonds are available  against  delivery thereof at the principal office of the Paying Agent. The Paying Agent shall hold moneys  deposited  by the  Tenant or drawn by the  Trustee  under the  Letter of
Credit or  Alternate  Letter of Credit for the  purchase of Bonds as provided in this Section 3.09,  without liability for interest  thereon,  for the benefit of the former Owner of the Bond on such Interest Payment Date, who shall thereafter be restricted  exclusively to such moneys,  for any claim of whatever  nature on his part under this  Indenture or on, or with respect to, such Bond.  Any moneys so deposited  with and held by the Paying Agent not so applied to the payment of
Bonds, if any, within two (2) years after such Interest  Payment Date,  shall be paid by the  Paying  Agent  to the  Tenant  upon  the  written  direction  of an
Authorized  Tenant  Representative  (or,  if the Bank shall  have given  written notice  to the  Paying  Agent  of the  existence  of a  breach  of the  Tenant's obligations under the Reimbursement Agreement, to the Bank to the extent of such amount) and  thereafter  the former Owners shall be entitled to look only to the
Tenant for payment, and then only to the extent of the amount so repaid, and the
Tenant shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

     Section  3.10.  Selection of Bonds to be Redeemed.  If less than all of the
Bonds are called for redemption,  the Trustee shall select the Bonds or portions thereof  in the amount of $5,000 or any  integral  multiple  thereof  (provided, however,  during the Variable Rate Period,  that the  unredeemed  portion of any
Bond  redeemed in part shall be $100,000 or more) to be redeemed  from the Bonds outstanding  not previously  called for redemption in such manner as the Trustee in its  discretion may deem proper.  If it is determined  that a portion but not all of the principal  amount of any Bond is to be called for  redemption,  then, upon notice of  intention to redeem such  portion,  the owner of such Bond shall surrender  such  Bond to the  Trustee  for (a)  payment  to  such  owner  of the redemption price of the portion of principal  amount called for redemption,  and
(b)  delivery  to such owner of a new Bond or Bonds in the  aggregate  principal amount of the unredeemed portion of the principal amount of such Bond. New Bonds representing  the unredeemed  portion of the principal amount of such Bond shall be issued to the owner thereof without charge therefor. If the owner of any such
Bond shall fail to present  such Bond to the Trustee for payment and exchange as aforesaid,  such Bond  shall,  nevertheless,  become due and payable on the date fixed for redemption to the extent of the portion of principal amount called for redemption  (and to that extent only)

                                       27

and interest  with respect to such  portion will cease to accrue  provided  that funds for the redemption thereof are on deposit with the Trustee at that time.

     Anything herein to the contrary notwithstanding,  Pledged Bonds, as defined in the Reimbursement Agreement, shall so long as the Bank is not in default with respect to its obligations  under the Letter of Credit, be redeemed prior to any other Outstanding Bonds.

     Section 3.11. Notice of Redemption.

     A. In the event any of the Bonds are called  for  redemption,  the  Trustee shall give notice,  in the name of the Issuer,  of the redemption of such Bonds, which notice shall (i) specify the Bonds to be redeemed,  the  redemption  date, the  redemption  price  and the  place or  places  where  amounts  due upon such redemption  will be payable  (which shall be the principal  office of the Paying
Agent) and, if less than all of the Bonds are to be redeemed, the numbers of the
Bonds, and the portions of Bonds, so to be redeemed, (ii) state any condition to such  redemption  and  (iii)  state  that on the  redemption  date  and upon the satisfaction of any such condition, the Bonds to be redeemed shall cease to bear interest.  Such notice may set forth any additional information relating to such redemption.  Such notice  shall be given by Mail at least thirty (30) days prior to the date fixed for  redemption  to the Owners of Bonds to be redeemed and, if all the Bonds are to be redeemed and the Bonds are then rated by Moody's or S&P, to Moody's or S&P, to such agency,  and,  during the Variable  Rate Period,  the
Remarketing  Agent;  provided,  however,  that if a Bond  delivered  pursuant to
Section  3.05  hereof on or after the  Special  Record  Date  established  for a proposed  redemption  of  Bonds  shall  be  deemed  to have  been  selected  for redemption  pursuant  to Section  3.10  hereof,  such  notice  shall be given by telephone  or  telecopy,  confirmed  in writing,  as  promptly  as  practicable.
Provided, however, that failure to duly give such notice, or any defect therein, shall not affect the validity of any  proceedings  for the  redemption  of Bonds with  respect to which no such  failure or defect  occurred.  In  addition,  the
Trustee may give such other notice or notices as may be recommended in releases, letters,  pronouncements  or  other  writings  of the  Securities  and  Exchange
Commission and the Municipal Securities  Rulemaking Board. No defect in or delay or failure in giving any recommended  notice described in the preceding sentence of this  Section  3.11  shall in any  manner  affect  the  notice of  redemption described  in the first  sentence of this  Section  3.11.  Any notice  mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the owner receives the notice. If a notice of redemption shall be unconditional,  or if the conditions of a conditional notice of redemption shall have been satisfied, then upon presentation and surrender of Bonds so called for redemption at the place or places of payment, such Bonds shall be redeemed.

     B. With respect to any notice of  redemption  of Bonds in  accordance  with
Section 3.08 hereof, unless, upon the giving of such notice, such Bonds shall be deemed to have been paid within the meaning of Article VIII hereof,  such notice shall state that such  redemption  shall be conditional  upon the receipt by the
Trustee on or prior to the date fixed for such  redemption of moneys  sufficient to pay the  principal of and interest on such Bonds to be redeemed,  and that if such moneys shall not have been so received said notice shall be of no force and effect and the Issuer  shall not be required to redeem such Bonds.  In the event that such notice of redemption contains such a condition and such moneys are not so received,  the  redemption  shall not be made and the Trustee  shall within a reasonable  time  thereafter  give notice,  in the manner in which the notice of redemption was given, that such moneys were not so received;  provided, however, that the Trustee  shall not give the notice  provided for in this Section  3.11B unless the Trustee has sufficient  Available  Moneys in its possession to effect the redemption or has otherwise  obtained the prior written  consent of the Bank to the giving of such notice.

     C. Any Bonds which have been duly  selected  for  redemption  and which are deemed to be paid in  accordance  with  Article  VIII hereof shall cease to bear interest on the specified redemption date.

                                       28

     Section  3.12.  No  Partial  Redemption  After  Default.  Anything  in this
Indenture to the contrary  notwithstanding,  if there shall have occurred and be continuing  an Event of Default  (other  than an Event of Default  described  in clause (f) of Section 9.01  hereof),  there shall be no  redemption of less than all of the Bonds at the time Outstanding.

     Section 3.13. Payment of Redemption Price. For the redemption of any of the
Bonds after the  Conversion  Date, the Issuer shall cause to be deposited in the
Bond Fund, solely out of Available Moneys or drawings under the Letter of Credit or Alternate  Letter of Credit,  an amount  sufficient  to pay the principal of, premium,  if any,  and  interest  to  become  due on the  date  fixed  for  such redemption.  The  obligation  of the Issuer to cause any such deposit to be made hereunder shall be reduced by the amount of Available Moneys or moneys resulting from a drawing  under the  Letter of Credit in the Bond Fund  available  for and used on such redemption  date for payment of the principal of, premium,  if any, and accrued  interest on the Bonds to be redeemed  within the meaning of Article
VIII hereof.

     Section  3.14.  Partial  Redemption  of  Bonds.  In  case  a  Bond  is of a denomination larger than the minimum Authorized  Denomination,  all or a portion of such Bond may be redeemed in an Authorized  Denomination.  Upon  surrender of any Bond for redemption in part only, the Trustee shall authenticate and deliver to the  owner  thereof,  without  cost to the  owner,  a new Bond or Bonds  duly executed by the Issuer in Authorized Denominations in aggregate principal amount equal to the unredeemed portion of the Bond surrendered.

     Section 3.15. Notice by Tender Agent. The Tender Agent shall give Immediate
Notice to the Remarketing  Agent of (i) its receipt of any tendered  Bonds,  and
(ii) the receipt of any Notice described in Section 3.03 hereof.

                                   ARTICLE IV

                        CONVERSION OF INTEREST RATE MODES

     Section  4.01.  Initial  Interest  Rate;  Authority  for and  Conditions to
Conversion  of Rate Mode.  The  interest  rate  borne by the Bonds as  initially issued  shall be the Initial  Interest  Rate,  which rate of interest  per annum shall be set forth on the  initial  Bond  certificate(s)  in the form of Exhibit
A-1.  The  interest  rate borne by the Bonds may be  converted,  as to any Bonds selected by the Tenant,  with the Bank's advance written  consent,  in principal amounts of  $100,000  and  integral  multiples  thereof,  to a Variable  Rate as provided in Section 4.06. Any Bonds  converted to a Variable Rate may thereafter be converted to a Fixed Interest Rate as follows:

     With the prior written  consent of the Bank,  upon receipt of an opinion of
Bond Counsel that such conversion will not adversely affect the excludability of interest on any Segregated Series Bonds from gross income for Federal income tax purposes,  and upon  receipt  by the  Trustee of an  amendment  to the Letter of
Credit  increasing  the amount  available to be drawn for the payment of accrued interest on the Bonds to two hundred (200) days of accrued  interest on the then existing  principal  balance of Bonds  selected  to bear  interest  at the Fixed
Interest  Rate, on any Interest  Payment Date (if such date is designated by the
Tenant as the Second  Conversion Date), the Tenant may elect to convert the rate on any Bonds to a Fixed  Interest Rate through the Maturity Date. The Tenant may exercise its conversion  option by giving the Trustee,  the Bank, the Confirming
Bank,  the Paying  Agent,  the Tender Agent and the  Remarketing  Agent  written notice of its  intention  to convert  the rate from a  Variable  Rate to a Fixed
Interest Rate, at least fifty (50) days prior to the proposed Second  Conversion
Date.

                                       29

     If the Tenant elects to convert the interest rate from a Variable Rate to a
Fixed Interest Rate, the Paying Agent shall notify each Bondholder in writing by
Mail at least thirty (30) days prior to the Conversion Date of the fact that the rate will be  converted,  and that the  Bondholder  shall  tender  the Bonds for purchase by the  Remarketing  Agent prior to the Interest  Payment Date which is the Second Conversion Date in accordance with the terms of the Bonds.

     Section 4.02.  Determination  of Fixed  Interest  Rate. On a day which is a
Business  Day at least seven (7) days prior to the Second  Conversion  Date (the
"Rate  Determination  Date"),  the  Remarketing  Agent shall determine the Fixed
Interest Rate.

     The  Remarketing  Agent shall determine the Fixed Interest Rate on the Rate
Determination  Date to be that  rate  per  annum  which,  if borne by all of the outstanding  Bonds to be converted  through the  Maturity  Date,  would,  in the
judgment  of  the   Remarketing   Agent  (taking  into   consideration   current
transactions  and  comparable  securities  in  which  the  Remarketing  Agent is involved or of which it is aware and prevailing financial market conditions), be the  interest  rate  necessary  (but which  would not exceed the  interest  rate necessary) to produce as nearly as practical a par bid for each such outstanding
Bond on the Rate Determination Date.

     On the Rate  Determination  Date,  the  Remarketing  Agent shall advise the
Tenant,  the Trustee and the Bank by  telephone  (to be confirmed in writing) of the Fixed Interest Rate.

     Section 4.03.  Replacement Bonds. The Paying Agent, at the direction of the
Tenant,  shall deliver  replacement Bonds in the form of Exhibit A-3 bearing the
Fixed Interest Rate with deletion of such terms as are no longer applicable. Any such  replacement  Bonds  shall be  executed  and  authenticated  as provided in
Sections 2.03 and 2.04 herein.  Notwithstanding anything herein to the contrary, any  replacement  Bonds  delivered  under this  Section  4.03 shall be in $5,000 denominations or integral multiples thereof.

     Section 4.04. Certain Provisions No Longer Applicable.

     A. The day after the effective  date of the Fixed  Interest Rate  following the Second  Conversion  Date, any Bonds  converted shall no longer be subject to the  following  provisions  of this  Indenture,  and in the event of delivery of replacement  Bonds  pursuant  to  Section  4.03  hereof,  any  recital  of  such provisions shall be deleted from such replacement Bonds:

          (i) The  provisions  of Section 2.01  relating to  computation  of the
     Variable Rate;

          (ii) The provisions of Sections 3.01,  3.02, 3.03, 3.04, 3.05 and 3.06
     relating to the purchase, remarketing and delivery of Bonds;

          (iii)  Article IV relating to  conversion  to a Fixed  Interest  Rate, except this Section 4.04 and Section 4.05;

          (iv) The  provisions  of Section  4.07  relating  to interest on Bonds after a Variable Rate Conversion.

          (v) Sections 10.11, 10.12, 10.13 and 10.14 relating to the Remarketing
     Agent and the Tender Agent.

                                       30

     Additionally,  following  conversion of all outstanding  Bonds to the Fixed
Interest  Rate,  all  references  herein  and in the  Lease  and the Bond to the
Remarketing  Agent shall be of no further  effect,  except  with  respect to any unpaid  fees or  expenses  of the  Remarketing  Agent  and  the  indemnification provided in the Lease.

     Section 4.05.  Interest on Bonds After  Conversion to Fixed  Interest Rate.
Following  conversion  to a Fixed  Interest  Rate,  Bonds  converted  shall bear interest  at the  Fixed  Interest  Rate,  payable  each June 1 and  December  1, commencing on the first June 1 or December 1 following such conversion, computed on the basis of a year of 360 days and twelve 30-day months.

     Section  4.06.  Conversion  to Variable  Rate.  The Bonds are subject to an automatic  conversion to bear interest at a Variable Rate on the next succeeding
Thursday  (or the  immediately  preceding  Business  Day in the event  that such
Thursday is not a Business Day) (the "Variable Rate  Conversion  Date") which is at least  thirty  (30) days from the date that the  Trustee is in receipt of the following:

     (1) A notice,  duly executed by the Issuer and the Tenant,  to the Trustee, the Bank and the  Remarketing  Agent and, if the Bonds are then  rated,  to each
Rating Agency with a Rating  Category then assigned to the Bonds,  (a) directing the Trustee to mail the Variable Rate  Conversion  Notice (as defined  below) to the Holders  thereof;  and (b) specifying that the Bonds,  either in whole or in part (and if in part, then specifying the principal  amount  thereof),  shall on and after the Variable Rate Conversion Date bear interest at the Variable Rate;

     (2) a written  direction  from the Issuer and the Tenant to the  Trustee to authenticate and deliver  replacement Bonds on the Variable Rate Conversion Date in exchange  for all Bonds which have been  tendered  for  purchase  pursuant to
Section 3.03 hereof and further specifying:

          (a) that all Bonds  subject  to a  Variable  Rate  conversion  on such
     Variable Rate  Conversion  Date shall be exchanged for Bonds in the form of
     Exhibit A-2 (modified,  as necessary,  if such Bonds will not be Segregated
     Series Bonds) bearing an appropriate  designation to distinguish such Bonds from all other  Bonds which  either (i) are not subject to a Variable  Rate
     Conversion or (ii) were the subject of a prior  Variable  Rate  Conversion;
     and

          (b) that such Bonds shall be dated as of the Variable Rate  Conversion
     Date;

     (3) a receipt duly  executed by an  authorized  officer of the Trustee that upon the Variable Rate  Conversion  Date, a Letter of Credit has been  delivered with respect to the converted Bonds;

     (4) unless the Remarketing  Agreement is then in effect, a certificate duly executed by the  Remarketing  Agent  certifying that it will commence its duties with  respect to all Bonds  converted,  whether or not  Segregated  Series Bonds subject to a Tax-Exempt  Conversion,  in accordance  with the provisions of this
Indenture and the Remarketing Agreement;

     (5) the  written  opinion  of Bond  Counsel  to the  effect  that  (i) when executed for and in the name and on behalf of the Issuer and when  authenticated and delivered by the Trustee, those Bonds described in paragraph (2) hereof will be legal and valid special,  limited  obligations  of the Issuer  enforceable in accordance with their terms and will be secured  hereunder equally and on parity with all other  Bonds  outstanding  (except as to payment  from the  proceeds of drawings on the Letter of Credit),  (ii) such Variable Rate  Conversion will not cause interest on Outstanding  Segregated Series Bonds to be includable in gross income for federal income tax purposes,  and (iii) all  conditions  precedent to the  exchange of Bonds  described  in  paragraph  (2) of this  section have been fulfilled; and

                                       31

     (6) such other  certificates or opinions as may be reasonably  requested by the Trustee or directed by Bond Counsel.

     When (i) the documents listed above have been received by the Trustee,  and
(ii) the Bonds described in paragraph (2) of this section have been executed and authenticated,  the Trustee  shall  deliver such Bonds to or on the order of the
Underwriter.

     If less than all Bonds are  subject  to a  Variable  Rate  Conversion,  the
Trustee  shall select the Bonds to be subject to a Variable  Rate  Conversion in the same manner as provided  in Section 3.2 hereof for a partial  redemption  of
Bonds.

     Section  4.07.  Interest  on  Bonds  After  Conversion  to  Variable  Rate.
Following  conversion to Variable Rate,  Bonds  converted shall bear interest at the Variable Rate,  payable on each Interest  Payment Date as applicable  during the  Variable  Rate  Period.  The  Variable  Rate shall be the lesser of (i) the
Maximum  Interest  Rate or (ii) a  fluctuating  per annum  rate equal to the per annum rate for the one-week  period  commencing  on a Thursday and ending on the
Wednesday  succeeding  such Thursday (the  "Accrual  Period")  determined by the
Remarketing Agent (herein defined) by 12:00 noon, Kansas City, Missouri time, on the  Wednesday  preceding the day on which the Accrual  Period  commences or, if such  day of  determination  is not a  Business  Day  (herein  defined)  for the
Remarketing  Agent,  on the first  succeeding  day which is a Business  Day (the
"Determination  Date"),  to be equal to (but not more than) the rate required to be borne by the Bonds for such Accrual  Period to produce a bid for the purchase of all the Bonds on such  Determination  Date at a price equal to the  principal amount  thereof  plus  accrued  interest,  if any,  thereon from the most recent
Interest  Payment Date. If for any reason the Variable Rate is not determined as set forth above on any  Determination  Date,  the interest rate announced on the preceding  Determination  Date shall  continue in effect.  If for any reason the
Variable Rate is not so determined for a second  succeeding  week or thereafter, the Variable  Rate shall  thereafter be determined by the Trustee and shall be a percentage  per  annum  (not to  exceed  the  Maximum  Interest  Rate)  equal to twenty-five  basis points in excess of the then current  municipal swap index as quoted by the Bond Market Association.

     Section 4.08.  Tax-Exempt  Conversion.  The Bonds which do not constitute a
Segregated Series Bonds are subject to an automatic Tax-Exempt Conversion on the next succeeding Thursday (or the immediately preceding Business Day in the event that such Thursday is not a Business  Day) (the  "Tax-Exempt  Conversion  Date")
which is at least  thirty (30) days from the date that the Trustee is in receipt of the following:

     (1) A notice,  duly executed by the Issuer and the Tenant,  to the Trustee, the Bank and the  Remarketing  Agent and, if the Bonds are then  rated,  to each
Rating Agency with a Rating  Category then assigned to the Bonds,  (a) directing the Trustee to mail the Tax-Exempt  Conversion  Notice (as defined below) to the
Holders thereof;  and (b) specifying that the Bonds,  either in whole or in part
(and if in part, then  specifying the principal  amount  thereof),  shall on and after the Tax-Exempt Conversion Date be treated for purposes of the Indenture as a Segregated Series Bonds and, as such, shall be Tax-Exempt Obligations;

     (2) a written  direction  from the Issuer and the Tenant to the  Trustee to authenticate and deliver  replacement  Segregated Series Bonds on the Tax-Exempt
Conversion  Date in exchange for all Bonds which have been tendered for purchase pursuant to Section 3.03 hereof and further specifying:

          (a)  that  all  Bonds  subject  to a  Tax-Exempt  Conversion  on  such
     Tax-Exempt  Conversion Date shall be exchanged for Segregated  Series Bonds bearing an appropriate  designation to distinguish  such Segregated  Series
     Bonds from all other Bonds which either (i) are

                                       32

     not subject to a Tax-Exempt  Conversion or (ii) were the subject of a prior
     Tax-Exempt Conversion; and

          (b)  that  the  Segregated  Series  Bonds  shall  be  dated  as of the
     Tax-Exempt Conversion Date;

     (3) unless the Remarketing  Agreement is then in effect, a certificate duly executed by the  Remarketing  Agent  certifying  that it will perform its duties with respect to all Bonds subject to a Tax-Exempt Conversion, in accordance with the provisions of this Indenture and the Remarketing Agreement;

     (4)  evidence  that the Issuer has  received an  allocation  of the State's private activity volume cap pursuant to Section 146 of the Code, for the year in which a Tax-Exempt  Conversion  is to occur,  in an amount at least equal to the principal  amount of Bonds subject to a Tax-Exempt  Conversion on the Tax-Exempt
Conversion Date;

     (5) such other  certificates or opinions as may be reasonably  requested by the Trustee or directed by Bond Counsel.

     When (i) the documents listed above and in Sections 4.06 and 4.09 have been received by the  Trustee,  and (ii) the  Segregated  Series  Bonds  described in paragraph (1) of this section have been executed and authenticated,  the Trustee shall deliver the Segregated Series Bonds to or on the order of the Underwriter.

     If less than all Bonds are subject to a Tax-Exempt Conversion,  the Trustee shall  select  the Bonds to be subject to a  Tax-Exempt  Conversion  in the same manner as provided in Section 3.02 hereof for a partial redemption of Bonds.

     Section 4.09.  Delivery of Segregated  Series Bonds.  Before any Segregated
Series Bonds shall be authenticated and delivered by the Trustee, there shall be filed with the  Trustee the items  required  by  Sections  4.06 and 4.08 and the following additional items:

     1. A copy,  duly  certified  by the City Clerk or Deputy  City Clerk of the
Issuer, of the proceedings of the Issuer  authorizing the execution and delivery of any  amendments to the Lease,  the Bond,  this  Indenture,  the Bond Purchase
Agreement  and the Tax  Agreement,  and the  issuance of the  Segregated  Series
Bonds.

     2. An  original  executed  letter of credit  and the  confirming  letter of credit, if applicable.

     3. Original  executed  counterparts of the Tax Agreement and any amendments to the Lease, the Bond, this Indenture, the Bond Purchase Agreement.

     4. The original  executed  Segregated  Series Bonds with such variations in principal  amounts,  interest  rates,  interest  payment and maturity  dates and prepayment  provisions as may be appropriate to correspond to such provisions of the Segregated Series Bonds.

     5. A request  and  authorization  to the Trustee on behalf of the Issuer to authenticate  and deliver the  Segregated  Series Bonds to or as directed by the
Underwriter upon payment to the Trustee, but for the account of the Issuer, of a sum specified in such request and authorization. .

     6. An  opinion of Bond  Counsel  substantially  to the effect  that (A) the
Segregated Series Bonds constitute legal, valid and binding limited  obligations
of  the  Issuer,   enforceable  in  accordance  with  their

                                       33

terms, subject to bankruptcy, insolvency,  moratorium,  reorganization and other similar laws  affecting  the rights of creditors and to the exercise of judicial discretion in accordance with general  principles of equity, (B) the interest on the Segregated  Series Bonds is excluded from gross income for (to the extent as may be described in such opinion)  State and federal  income tax purposes  under existing statues, regulations,  published rulings and judicial decisions, except for  interest on any Bond for any period  during  which such  Segregated  Series
Bonds  is held by a  "substantial  user"  of any  facilities  financed  with the proceeds  of the Bonds or a "related  person," as such terms are used in Section
147(a) of the Code, (C) when  authenticated and delivered by the Trustee,  those
Bonds described in Section 4.08(1) hereof will be secured  hereunder equally and on parity with all other Bonds outstanding,  (D) such Tax-Exempt Conversion will not result in the  interest on a prior  conversion  of  Segregated  Series Bonds becoming includable in gross income for federal income tax purposes, and (E) all conditions  precedent to the  exchange of Bonds as  described in Sections  4.06,
4.08 and 4.09 hereof have been fulfilled; and

     7. An opinion of  counsel  to the Tenant in form and  substance  reasonably satisfactory to the Trustee, Bond Counsel and the Underwriter.

                                    ARTICLE V

                                GENERAL COVENANTS

     Section 5.01.  Payment of  Principal,  Premium,  if any, and Interest.  The
Issuer  covenants  that it will promptly pay the  principal of, and premium,  if any, and interest  on, every Bond issued under this  Indenture at the place,  on the dates and in the manner  provided  herein and in said Bonds according to the true intent and meaning thereof. The principal and interest and premium, if any, are payable by the Issuer solely from the Revenues,  and nothing in the Bonds or this Indenture  should be considered as assigning or pledging any other funds or assets of the Issuer other than such Revenues and the right,  title and interest of the Issuer in the Lease and the Bond in the  manner and to the extent  herein specified.

     Section 5.02. Performance by Issuer of Covenants. The Issuer covenants that it will, at the expense of the Tenant,  faithfully  perform at all times any and all of its covenants,  undertakings,  stipulations  and provisions  contained in this  Indenture,  in any and every Bond  executed,  authenticated  and delivered hereunder and in all of its proceedings pertaining thereto;  provided,  however, that except for the matters  set forth in Section  5.01 the Issuer  shall not be obligated to take any action or execute any instrument pursuant to any provision hereof  until it shall  have  been  requested  to do so by the  Tenant or by the
Trustee,  or shall have  received  the  instrument  to be  executed,  and at the
Issuer's  option  shall  have  received  from the  Tenant  assurance  reasonably satisfactory  to the  Issuer  that  the  Issuer  shall  be  reimbursed  for  its reasonable  expenses  incurred or to be incurred in connection  with taking such action or  executing  such  instrument.  The  Issuer  covenants  that it is duly authorized under the Constitution and laws of the State,  including particularly the Act, to issue the Bonds authorized hereby and to execute this Indenture,  to grant the security  interest herein  provided,  to assign the Lease and the Bond and to assign and pledge the amounts  hereby  assigned and pledged in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this  Indenture has been duly and effectively taken, and that the Bonds in the hands of the owners thereof are and will be valid and enforceable  obligations of the Issuer  according to the terms thereof and hereof.

     Section  5.03.  Right to  Payments  under  Lease;  Instruments  of  Further
Assurance.  The Issuer  covenants  that it will,  at the  expense of the Tenant, defend its right to the payment of amounts  due from the Tenant  under the Lease and Bonds to the Trustee for the benefit of the owners of the Bonds  against the claims and demands of all persons whomsoever. The Issuer covenants that it will, at the  expense  of the  Tenant,  do,  execute,  acknowledge  and  deliver  such indentures  supplemental hereto and

                                       34

such further  acts,  instruments  and  transfers  as the Trustee may  reasonably request in writing for the better assuring,  transferring,  conveying, pledging, assigning and confirming  unto the Trustee all and singular the rights  assigned hereby  and the  amounts  pledged  and  assigned  hereby to the  payment  of the principal  of, and  premium,  if any,  and  interest  on, the Bonds.  The Issuer covenants and agrees that,  except as herein and in the Lease provided,  it will not sell,  convey,  mortgage,  encumber or otherwise  dispose of any part of the
Revenues or its rights under the Lease or the Bond.

     Section 5.04. Recordation and Other Instruments. The Issuer and the Trustee
covenant  that they will  cooperate  with the  Tenant in causing  such  security
agreements,   financing   statements  and  all  supplements  thereto  and  other
instruments as may be required hereunder or under the Lease from time to time to be kept, recorded and filed in such manner and in such places as may be required by law in order to fully  preserve  and protect  the  security of the Trustee on behalf of the owners of the Bonds and the rights of  Trustee  hereunder,  and to perfect the security  interest of the Trustee.  Notwithstanding  anything to the contrary contained in this Section,  the Trustee,  in the absence of such action by the  Tenant,  shall take such action at the  Tenant's  expense as the Trustee
deems  reasonably  necessary  to  cause  such  security  agreements,   financing
statements and all supplements  thereto and other instruments as may be required hereunder or under the Lease from time to time to be kept, recorded and filed in such  manner  and in such  places  as may be  required  by law in order to fully preserve  and protect the security of the Trustee on behalf of the owners of the
Bonds and the  rights of the  Trustee  hereunder,  and to perfect  the  security interest of the Trustee.

     Section  5.05.  Inspection  of Project  Books.  The Issuer and the  Trustee
covenant and agree that all books and documents in their possession  relating to the Project and the Revenues shall at all reasonable times be open to inspection by such  accountants  or other agencies as the other party may from time to time designate.

     Section 5.06. List of Bondholders.  The Trustee will keep on file a list of the names and addresses of all  Registered  Owners of Bonds on the  registration books of the Issuer  maintained by the Trustee as  Registrar,  together with the principal  amount  and  numbers of such  Bonds.  At  reasonable  times and under reasonable  regulations  established by the Trustee,  said list may be inspected and copied by the Tenant or by owners (or a designated  representative  thereof)
of 15% or more in principal amount of Bonds then outstanding, such ownership and the  authority  of  such  designated  representative  to  be  evidenced  to  the satisfaction of the Trustee.

     Section 5.07. Rights Under Lease. The Lease, a duly executed counterpart of which has been filed with the Trustee,  sets forth the covenants and obligations of the  Issuer and the  Tenant,  including  provisions  that  subsequent  to the issuance of Bonds and prior to their  payment in full or  provision  for payment thereof  in  accordance  with  the  provisions  hereof  the  Lease  may  not  be effectively  amended,  changed,  modified,  altered or  terminated  without  the written  consent of the Trustee,  and reference is hereby made to the same for a detailed  statement of said covenants and obligations of the Tenant  thereunder, and the Issuer  agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Tenant under and pursuant to the Lease for and on behalf of the  Bondholders,  whether or not the
Issuer is in default hereunder.

     Section 5.08. Prohibited  Activities.  The Issuer covenants and agrees that it will not take any action which might result in any interest on the Segregated
Series Bonds becoming includable in the gross income of the owners thereof under federal income tax laws.

                                   ARTICLE VI

                                       35

                            DEPOSIT OF BOND PROCEEDS;
                          FUNDS AND ACCOUNTS; REVENUES;
                                LETTER OF CREDIT

     Section 6.01.  Source of Payment of Bonds. The Bonds herein  authorized and all payments to be made by the Issuer  hereunder are not general  obligations of the Issuer but are limited obligations payable solely from the Revenues,  and as authorized  by the Act and  provided  in the  Lease and in this  Indenture.  The
Revenues  are to be  remitted  directly  to the  Trustee  for the account of the
Issuer and deposited in the Bond Fund (hereinafter  created).  The entire amount of the Revenues is hereby  pledged and assigned to the payment of the  principal of, and interest and premium, if any, on, the Bonds.

     Section 6.02.  Bond Fund.  There is hereby  established  with the Trustee a trust fund to be designated "City of Dodge City,  Kansas,  National Beef Packing
Company, LLC Bond Fund," which is pledged and shall be used to pay the principal of, and  premium,  if any,  and  interest  on, the Bonds.  Upon a Variable  Rate
Conversion  Date,  the Trustee will further  establish a separate  Reimbursement
Account  ("Reimbursement  Account")  within  the Bond Fund  which  Reimbursement
Account shall be used by the Trustee to reimburse  the Bank, as provided  herein or in the  Reimbursement  Agreement.  However,  Tenant  may  reimburse  the Bank directly so long as such  reimbursement  is in accordance with the Lease and the
Reimbursement Agreement.

     Section 6.03.  Payments into Bond Fund.  There shall be deposited  into the
Bond Fund, as and when received, (a) accrued interest, if any, received upon the delivery of the Bonds to the Tenant; (b) moneys drawn under the Letter of Credit or any  Confirming  Letter of Credit for payment of the principal of and premium and interest on the Bonds,  (c) all Revenues;  and (d) all other moneys received by the Trustee  under and pursuant to any of the  provisions  of the Lease which are required or which are  accompanied by directions  that such moneys are to be paid into the Bond Fund. The Issuer hereby  covenants and agrees that so long as any of the Bonds issued  hereunder are outstanding it will deposit,  or cause to be paid to the Trustee for deposit in the Bond Fund for its account,  sufficient sums from revenues and receipts  derived from the Lease and the Bond promptly to meet and pay the principal  of, and premium,  if any, and interest on, the Bonds as the same become due and payable.

     Section  6.04.  Use of Moneys in Bond Fund.  Except as provided in Sections
6.12,  6.14 and 10.02  hereof,  moneys in the Bond Fund shall be used solely for the payment of the  principal  of, and  premium,  if any,  and  interest on, the
Bonds. The Trustee shall at all times maintain accurate records of deposits into the Bond Fund,  and the  sources  and timing of such  deposits,  and shall apply moneys  from such  sources  on any Bond  Payment  Date in the order of  priority indicated:

     (i) Moneys  drawn  under the Letter of Credit or any  Confirming  Letter of
Credit;

     (ii)  Proceeds of the sale of refunding  obligations  and proceeds from the investment thereof;

     (iii) Moneys constituting payments made by the Tenant pursuant to the Lease and the Bond, which moneys are Available Moneys; and

     (iv) Any other moneys paid by the Tenant pursuant to the Lease.

     Section 6.05.  Custody of Bond Fund.  The Bond Fund shall be in the custody of the Trustee but in the name of the Issuer,  and the Issuer hereby  authorizes and directs the Trustee to withdraw  sufficient  funds from the Bond Fund to pay the  principal  of, and premium,  if any, and interest on, the Bonds as the same become due and payable,  which  authorization  and direction the Trustee  hereby accepts.

                                       36

     Section 6.06.  Project Fund. There is hereby established with the Trustee a trust  fund in the name of the  Issuer  to be  designated  "City of Dodge  City,
National  Beef Packing  Company,  LLC Series 2004 Project  Fund," which shall be expended in accordance with the provisions of the Lease.

     Section 6.07.  Payments into Project Fund;  Disbursements.  The proceeds of the issuance  and delivery of the Bonds  (excluding  accrued  interest,  if any)
shall be  deposited  in the Project  Fund.  Moneys in the Project  Fund shall be expended  pursuant  to  Statement  of  Project  Costs,  in the form of Exhibit B attached hereto,  signed by an Authorized Borrower  Representative and consented to by an officer of the Bank and  delivered to the Trustee  stating with respect to each payment to be made:

     (a) The requisition number;

     (b) The name and address of the person, firm or corporation to whom payment is due or has been made, which may include the Borrower;

     (c) The amount to be or which has been paid;

     (d) That each obligation mentioned therein has been properly incurred, is a proper charge against the Project Fund in accordance  with the provisions of the
Lease  and the  Tax  Agreement  and  has not  been  the  basis  of any  previous requisition  from the Project  Fund or from the proceeds  (including  investment income)  of any  other  obligations  issued  by or on  behalf  of any  state  or political  subdivision,  including authorities,  agencies,  departments or other similar issuers;

     (e)  Regarding  any  Segregated  Series of Bonds,  that all the funds being requisitioned  are being used in compliance with the Tax Agreement and the Code, and the regulations promulgated thereunder;

     (f) That no Event of Default  exists and is  continuing  under the Lease or under Section 9.01 of this  Indenture,  nor any  condition,  event or act which, with notice or lapse of time or both would  constitute such an Event of Default;
and

     (g) That such  requisition  is  accompanied  by copies of invoices or other appropriate  documentation  supporting the payments or reimbursements  requested pursuant to this Section 6.07.

     The Trustee is hereby  authorized  and  directed  to make the  disbursement pursuant to each such requisition.  Nothing contained in this Section 6.07 shall impose on the Trustee any  obligation  to see to the proper  application  of the
Project Fund. In making any such disbursement,  the Trustee may rely on any such requisition and shall be relieved by any liability with respect to disbursements made in  accordance  with this  Section.  The  Trustee  shall keep and  maintain adequate records pertaining to the Project Fund and all disbursements  therefrom and shall provide monthly statements of transactions and investments  pertaining to the Project Fund to the Borrower so long as any Bonds remain outstanding.

     Section 6.08. Letter of Credit; Alternate Letter of Credit.

     A. The Trustee shall, at or before 9:00 a.m. Kansas City,  Missouri time on the third Business Day prior to any Bond Payment Date occurring after a Variable
Rate  Conversion  Date, as to any Bonds bearing  interest at a Variable Rate, or
Bonds secured by a Letter of Credit after a Second  Conversion  Date,  draw upon the Letter of Credit in accordance with its terms to the extent necessary to pay principal  of,  premium,  if any,  and  interest  on such  Bonds,  whether  upon redemption, at maturity or upon acceleration of maturity or otherwise; provided, however, notwithstanding the preceding, in the event of

                                       37

acceleration of maturity of any such Bonds due to an Event of Default  described in Sections  9.01(d),  9.01(e) or 9.01(i) hereof,  the Trustee shall draw on the
Letter of Credit or Confirming  Letter of Credit in accordance with its terms to the fullest extent,  and on such date and at such time,  necessary to enable the
Trustee to receive such draw proceeds and pay the principal of, premium, if any, and interest on any such Bonds on the Bond Payment Date. The Trustee shall, upon the receipt of a direction by the Remarketing Agent pursuant hereto, draw moneys under the Letter of Credit in accordance with its terms to the extent  necessary to pay the  Purchase  Price or  portion  of  Purchase  Price  of any such  Bonds delivered to the  Remarketing  Agent in accordance  with Section 3.01 hereof and not remarketed by the Remarketing Agent.

     In the  event  of a  wrongful  dishonor  by the  Bank  of a  request  for a conforming  draw under the Letter of Credit or the  repudiation of the Letter of
Credit, the Trustee shall,  before 10:00 a.m. Kansas City,  Missouri time on the second  Business Day prior to the Bond Payment  Date,  draw upon the  Confirming
Letter of Credit in  accordance  with its terms to the extent  necessary  to pay principal of, premium, if any, and interest on all the Bonds bearing interest at a Variable Rate then Outstanding,  whether upon redemption,  at maturity or upon acceleration of maturity or as hereinafter provided.

     The Remarketing Agent will notify the Tenant, the Paying Agent, the Trustee and the Bank no later than 9:00 a.m.  Kansas  City,  Missouri  time on the third
Business Day  preceding  the Purchase Date with respect to such Bonds of (i) the principal  amount of all such Bonds with respect to which there may be a failure of  remarketing,  and (ii) the amount of remarketing  proceeds,  if any, then on hand. On or before 9:00 a.m.  Kansas City,  Missouri time on the second Business
Day prior to the Purchase Date for such  unremarketed  Bonds,  the Trustee shall draw on the  Letter  of  Credit  in the  amount  of  such  Purchase  Price  less remarketing  proceeds then on hand in accordance with the terms of the Letter of
Credit.

     In the  event  that  there  is a  dishonor  by the  Bank of a draw  request pursuant to either of the two (2) prior  paragraphs,  or in the event that there has been a repudiation of the Letter of Credit,  then,  before 10:00 a.m. Kansas
City,  Missouri  time on the Business Day prior to such Bond Payment Date or the
Purchase  Date,  as the case may be, the  Trustee  shall draw on the  Confirming
Letter of Credit to the extent  necessary to pay principal of, premium,  if any, and interest on, all the Bonds then outstanding.

     B. If at any time there  shall have been  delivered  to the  Trustee (i) an
Alternate  Letter  of  Credit  or  Alternate  Confirming  Letter  of  Credit  in
substitution for the Letter of Credit or any Confirming Letter of Credit then in effect,  and (ii) an opinion of Bond  Counsel  stating that the delivery of such
Alternate  Letter  of  Credit or  Alternate  Confirming  Letter of Credit to the
Trustee is authorized  under and complies  with the terms of this  Indenture and the Lease and will not  adversely  affect the  exclusions  from gross income for
Federal income tax purposes of interest on any Segregated Series Bonds, then the
Trustee  shall accept such  Alternate  Letter of Credit or Alternate  Confirming
Letter of Credit and promptly  surrender the Letter of Credit or any  Confirming
Letter of Credit then in effect to the Bank or any Confirming  Bank, as the case may be,  which issued such Letter of Credit or any  Confirming  Letter of Credit for  cancellation in accordance with its terms. If at any time there shall cease to be any Bonds  Outstanding  hereunder,  or as to any Bonds subject to a Second
Conversion  Date, the Trustee shall promptly  surrender the Letter of Credit and any  Confirming  Letter of Credit  then in effect to the Bank or any  Confirming
Bank,  as the case may be,  which  issued  such  Letter of Credit or  Confirming
Letter of Credit for  cancellation in accordance  with the terms thereof.  If at any time the Tenant  requests in writing  that the Letter of Credit be released, and that only the Confirming  Letter of Credit  remaining  place with respect to the  Bonds,  the  Trustee  will  return  the  Letter of Credit to the Bank,  and thereafter  the  Trustee  will  treat  the  Confirming  Bank as the Bank and the
Confirming  Letter of  Credit as the  Letter  of  Credit  for all  purposes  and definitions hereunder.

                                       38

     C. The Trustee shall not sell,  assign or otherwise  transfer the Letter of
Credit or any interest in the Revenues except to a successor  Trustee  hereunder except that the Trustee  may and hereby does  appoint the Paying  Agent as agent for the Trustee with respect to the Letter of Credit and any  Confirming  Letter of Credit and only in accordance  with the terms of the Letter of Credit and any
Confirming Letter of Credit or the Lease, as the case may be.

     Section  6.09.  Completion  of Project.  The  completion of the Project and payment  or  provision  made for  payment  of the full  Project  Costs  shall be evidenced by the filing with the Trustee of a certificate  in the form set forth in Exhibit C to this Indenture,  signed by the Authorized Tenant  Representative as required by the provisions of Section 3.02 of the Lease.

     Section 6.10.  Non-presentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise,  or at the date fixed for redemption  thereof, or in the event any check for the payment of interest shall not be cashed,  then if funds sufficient to pay such Bond or interest shall have been made available to the Trustee,  all liability of the Issuer for the payment of such Bond or interest shall forthwith cease,  terminate  and be completely  discharged,  and thereupon it shall be the duty of the Paying  Agent to hold such funds,  without  liability  for  interest thereon,  for the  benefit of the owner of such Bond,  who shall  thereafter  be restricted  exclusively to such funds,  for any claim of whatever  nature on his part under this Indenture or on, or with respect to, said Bond or interest.  Any moneys so  deposited  with and held by the Paying  Agent for the benefit of such persons,  if any,  for two years  after the date upon which such  moneys were so deposited,  shall  be paid to the  Tenant,  upon  the  written  direction  of an
Authorized  Tenant  Representative  (or,  if the Bank shall  have given  written notice  to the  Paying  Agent  of the  existence  of a  breach  of the  Tenant's obligations under the Reimbursement Agreement, to the Bank to the extent of such amount),  as provided in Sections  3.09 and 6.12  hereof,  and  thereafter  such persons  shall  look only to the Tenant  for the  purpose  of payment  from such moneys and the Paying Agent shall have no further liability with respect to such moneys.  The  provisions of this Section 6.10 shall be subject to all applicable escheat laws.

     Section  6.11.  Moneys  to be Held in  Trust.  All  moneys  required  to be deposited with or paid to the Trustee for the account of the Bond Fund under any provision of this  Indenture  shall be held by the Trustee in trust,  and except for moneys  deposited  with or paid to the Trustee for the  redemption of Bonds, notice of the redemption of which has been duly given, and moneys referred to in
Section  6.11  hereof  held by the  Paying  Agent  for the  payment  of Bonds or interest, shall, while held by the Trustee,  constitute part of the Trust Estate and be subject to the lien or security interest created hereby.

     Section 6.12. Repayment to the Tenant from Bond Fund. Any amounts remaining in any Bond Fund  after  payment  in full of the Bonds  (or  provision  therefor having  been made in  accordance  herewith),  the  fees,  charges  and  expenses
(including  reasonable  attorneys'  fees and  expenses)  of the  Issuer  and the
Trustee,  and all other amounts required to be paid hereunder or under the Lease or Reimbursement Agreement shall be paid to the Tenant.

     Section 6.13. Additional Payments Under the Lease. Pursuant to Section 4.04
of the Lease, the Tenant has agreed to pay as provided therein fees and expenses
(including  reasonable  attorneys'  fees  and  expenses)  of the  Trustee.  Such additional payments received by the Trustee shall not be paid into the Bond Fund but shall be for the account of the Trustee.

     Section  6.14.  Arbitrage  Requirements.  Anything  in the  Lease  or  this
Indenture to the contrary  notwithstanding,  the Trustee is hereby authorized to deposit  moneys in the Bond Fund and to withdraw  moneys from the Bond Fund upon the written  direction of the Tenant in order to comply with the  provisions  of the Tax Agreement.

                                       39

     Section 6.15. Rebate Fund. In the event of a Tax-Exempt  Conversion,  there shall be  deposited  by the Trustee in the Rebate Fund at the  direction  of the
Tenant such amounts as are required to be deposited  therein pursuant to the Tax
Agreement.  All  amounts on deposit at any time in the Rebate Fund shall be held by the Trustee in trust to the extent required to pay rebatable arbitrage to the
United  States of America,  and neither the Tenant,  the Issuer nor the Owner of any Bonds shall have any rights in or claim to such money.  All amounts  held in the Rebate Fund shall be governed by this Section and by the Tax Agreement.

     Pursuant to the Tax Agreement,  the Trustee shall remit all required rebate installments  and a final rebate payment to the United States as directed by the
Tenant in writing.  Neither the Trustee nor the Issuer shall have any obligation to pay any amounts  required to be rebated  pursuant to this Section and the Tax
Agreement,  other than from moneys held in the Rebate  Fund  created  under this
Indenture as provided in this  Indenture of from other moneys  provided to it by the Tenant. Any moneys remaining in the Rebate Fund after redemption and payment of all of the Bonds and  payment and  satisfaction  of any  rebatable  arbitrage shall be withdrawn and paid to the Tenant.

     The Trustee shall have no responsibility  or liability,  independent of the specific  duties set forth in this Section 6.15,  resulting  from its failure to enforce the Tenant's compliance with any rebate requirements.

     The obligations to pay arbitrage  rebate to the United States and to comply with all other  requirements of this Section and the Tax Agreement shall survive the  defeasance  or payment in full of the Bonds until all  rebatable  arbitrage shall have been paid.

                                   ARTICLE VII

                              INVESTMENT OF MONEYS

     The  Trustee  may  make  any  and  all  such  investments  through  its own investment  department.  Any such  investments  shall  be held by or  under  the control of the  Trustee  and shall be deemed at all times a part of the fund for which they were made. The interest accruing thereon and any profit realized from such investments shall be credited to such fund, and any net loss resulting from such  investments  shall be  charged  to such  fund.  All funds  held under this
Indenture shall be secured to the fullest extent required by Kansas Law.

     All investment  instructions  hereunder shall be provided to the Trustee no later  than one  Business  Day prior to the  making of the  investment  directed therein.  The  Trustee  shall  be  entitled  to rely on all  written  investment instructions provided by the Tenant hereunder, and shall have no duty to monitor the compliance  thereof with the  restrictions set forth in this Article VII and in the Lease and the Tax  Agreement.  The Trustee  shall not be  responsible  or liable for the  performance  of any such  investments  or for keeping the moneys held by it hereunder fully invested at all times. Absent investment instructions hereunder,  the Trustee  shall invest the moneys held  pursuant  hereto in money market funds which are rated  prime-1 or AAAm (or an  equivalent)  by Moody's or
S&P,  including  any such  money  market  fund  managed  by the  Trustee  or any affiliate of the Trustee;  provided,  however, that the Trustee shall notify the
Tenant in the event of any moneys  being  invested  in such money  market  funds pursuant hereto.

     Notwithstanding anything in this Indenture to the contrary, moneys held, if any, by the Trustee,  the Tender Agent or the Remarketing  Agent which represent either proceeds from the resale by the Remarketing  Agent of Bonds delivered for purchase pursuant to Section 3.02 or 3.03 hereof, or amounts drawn on the Letter of Credit or any Confirming Letter of Credit shall be invested,  if at all, only in

                                       40

subsections  (a),  (b) and (c)  only of  Permitted  Investments  that (i) have a rating, if the Bonds are then rated by Moody's, equal to or higher than the then current rating on the Bonds by Moody's, and, if the Bonds are then rated by S&P, equal to or higher than the then  current  rating on the Bonds by S&P,  and (ii)
that mature as needed to allow for timely payments to the Bondholders.

                                  ARTICLE VIII

                                DISCHARGE OF LIEN

     If the Issuer  shall pay or cause to be paid,  or there shall be  otherwise paid or  provision  for payment  made to or for the owners of the Bonds,  of the principal,  premium,  if any,  and interest due or to become due on the Bonds at the times and in the  manner  stipulated  therein,  and shall pay or cause to be paid to the  Trustee  all sums of money due or to become  due  according  to the provisions  hereof,  and if all other  liabilities of the Tenant under the Lease and the  Reimbursement  Agreement  shall have been paid or the  payment  thereof provided for, then these presents and the estate and rights hereby granted shall cease,  determine and be void,  whereupon the Trustee shall cancel and discharge the  lien  of  this  Indenture  and  execute  and  deliver  to the  Issuer  such instruments  in writing as shall be requisite to cancel and  discharge  the lien hereof,  and reconvey,  release,  assign and deliver unto the Issuer any and all the estate,  right,  title and interest in and to any and all property conveyed, assigned  or pledged to the  Trustee  or  otherwise  subject to the lien of this
Indenture, except (i) amounts in the Bond Fund required to be paid to the Tenant under Section 6.12 hereof and (ii) moneys or securities  held by the Trustee for the payment of the  principal  of, and  premium,  if any,  and  interest on, the
Bonds.

     Any Bond shall be deemed to be paid within the meaning of this Article when payment of the  principal of and premium,  if any, on such Bond,  plus  interest thereon to the due date thereof  (whether such due date be by reason of maturity or upon  redemption as provided in this  Indenture,  or  otherwise),  either (i)
shall  have been  made or  caused to be made or deemed to be made in  accordance with the  terms  thereof,  or (ii)  shall  have  been  provided  by  irrevocably depositing with the Trustee,  in trust and irrevocably set aside exclusively for such payment, (1) Available Moneys certified by an independent  certified public accountant to be sufficient to make such payment or (2) Governmental Obligations purchased  with  Available  Moneys  (provided  that the Tenant  delivers  to the
Trustee,  at the  Tenant's  expense,  an opinion of Bond  Counsel upon which the
Trustee may rely to the effect that all conditions  with respect to such deposit specified in this Article VIII have been  satisfied or provision  therefor  made and that such deposit will not cause  interest on any of the  Segregated  Series
Bonds to be  includable  for federal  income tax purposes in the gross income of any  owner  thereof  (other  than an owner  who is a  "substantial  user" of the
Project or a "related  person"  within the meaning of Section 147(a) of the Code and the applicable  Regulations) or cause any of the Segregated  Series Bonds to be classified as arbitrage  bonds (within the meaning of Section 148 of the Code and the applicable  Regulations))  maturing as to principal and interest in such amounts and at such times as will without reinvestment provide sufficient moneys to make such payment as certified by an independent  certified public accountant to be sufficient to make such payment,  and all reasonably  necessary and proper fees,  compensation  and  expenses  (including  reasonable  attorneys'  fees and expenses)  of the  Trustee  pertaining  to the Bonds with  respect to which such deposit is made shall have been paid or provided for to the  satisfaction of the
Trustee.  At such  time as a Bond  shall  be  deemed  to be paid  hereunder,  as aforesaid,  it shall no longer be secured by or entitled to the benefits of this
Indenture,  except for the purposes of transfer and exchange and of payment from such moneys or  Governmental  Obligations on the date or dates  specified at the time of such deposit.

     Notwithstanding  the  foregoing,  in the case of Bonds which by their terms may be redeemed prior to the stated maturities  thereof, no deposit under clause
(ii) of the  immediately  preceding  paragraph shall be deemed a payment of such
Bonds as aforesaid  until the deposit shall have been made under the terms

                                       41

of an escrow deposit arrangement in form and substance  reasonably  satisfactory to the Trustee and  consistent  herewith and until the Tenant,  on behalf of the
Issuer,  shall have given the  Trustee,  in form  satisfactory  to the  Trustee, irrevocable instructions in writing:

          (a) stating the date when principal (and premium, if any) of each such
     Bond is to be paid whether at maturity or on a  redemption  date (which may be any redemption date permitted by this Indenture);

          (b) to call for redemption  pursuant to this Indenture any Bonds to be redeemed prior to maturity pursuant to (a) hereof; and

          (c) to mail,  as soon as  practicable,  in the  manner  prescribed  by
     Article III  hereof,  a notice to the owners of such Bonds that the deposit required  by (ii) above has been made with the  Trustee and that said Bonds are deemed to have been paid in  accordance  with this  Article and stating the maturity or  redemption  date upon which moneys are to be available for the payment of the  principal  or  redemption  price,  if  applicable,  and interest on said Bonds as specified in (a) hereof.

     Anything in Article XII hereof to the contrary  notwithstanding,  if moneys or  Governmental  Obligations  have been deposited or set aside with the Trustee pursuant to this  Article for the payment of Bonds and the interest and premium, if any,  thereon and such Bonds and the interest and  premium,  if any,  thereon shall  not  have  in fact  been  actually  paid in  full,  no  amendment  to the provisions  of this  Article  shall be made  without the consent of the owner of each of the Bonds affected thereby.

     Notwithstanding  the  foregoing,  while  the  Bonds  bear  interest  at the
Variable  Rate and in the event the Bonds are then rated by Moody's or S&P,  the lien of this Indenture shall not be cancelled and discharged except upon written confirmation  from each such  rating  agency  then  rating  the Bonds  that such cancellation  and discharge shall not adversely affect any rating then in effect on the Bonds.

                                   ARTICLE IX

                              DEFAULTS AND REMEDIES

     Section  9.01.  Events  of  Default.  Each of the  following  events  shall constitute and is referred to in this Indenture as an "Event of Default":

          (a) a failure to pay the  principal  of or premium,  if any, on any of the Bonds when the same shall  become due and  payable at  maturity or upon redemption;

          (b) a failure to pay an  installment  of  interest on any of the Bonds when such interest has become due and payable;

          (c) a failure to pay an amount due in respect of the purchase price of
     Bonds  delivered to the Paying Agent or the  Remarketing  Agent pursuant to
     Section 3.01 hereof when such payment has become due and payable;

          (d) the  Trustee's  receipt of notice from the Bank or any  Confirming
     Bank within the five (5) Business Days following a drawing under the Letter of Credit or any Confirming Letter of Credit, as the case may be, that such
     Letter of Credit or Confirming Letter of Credit will not be reinstated with respect to interest,  or in the case of the Confirming  Letter of Credit, a drawing for

                                       42

     interest or purchase price, (or the portion of purchase price corresponding to accrued  interest)  to an amount  equal to one hundred  nine (109) days'
     interest on the Bonds in the event the Bonds are then  bearing  interest at the Variable Rate or two hundred  (200) days'  interest on the Bonds in the event the Bonds are then bearing interest at the Fixed Interest Rate;

          (e) the Trustee's receipt of notice from the Bank of the occurrence of an event of default under the Reimbursement Agreement;

          (f) a failure by the  Issuer to  observe  and  perform  any  covenant, condition,  agreement or provision (other than as specified in clauses (a),
     (b)  and  (c) of this  Section  9.01)  contained  in the  Bonds  or in this
     Indenture  on the part of the Issuer to be  observed  or  performed,  which failure  shall  continue  for a period of ninety  (90) days  after  written notice,  specifying such failure and requesting that it be remedied,  shall have been  given to the  Issuer,  the Bank and the  Tenant by the  Trustee,
     which may give such notice in its  discretion and shall give such notice at the written request of Owners of not less than twenty-five percent (25%) in principal amount of the Bonds then Outstanding,  unless the Trustee, or the
     Trustee  and  Owners  of a  principal  amount  of Bonds  not less  than the principal amount of Bonds the Owners of which requested such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the
     Owners of such  principal  amount of  Bonds,  as the case may be,  shall be deemed to have agreed to an extension of such period if  corrective  action is  initiated  by the Issuer or the  Tenant on behalf of the Issuer  within such period and is being diligently pursued;

          (g) the occurrence of an event of default under the Lease; or

          (h) the dishonor or repudiation  of any draw under or the  rescission, withdrawal or repudiation of the Letter of Credit by the Bank.

          If on the date  payment of  principal  of or  interest on the Bonds is due, or if on the date on which  payment of the purchase  price of Bonds is to be made by the Remarketing Agent or the Paying Agent,  sufficient moneys are not available to make such payment,  the Trustee shall give  telephonic notice or notice by telecopy (in either case to be immediately confirmed in writing by Mail) of such insufficiency to the Tenant and the Bank.

          Section 9.02. Acceleration; Other Remedies.

     A. Upon the occurrence and continuance of an Event of Default (i) described in paragraph (a), (b), (c), (d) or (i) of Section 9.01,  the Trustee  shall,  or
(ii)  described in paragraph  (e), (f), (g) or (h) of Section 9.01,  the Trustee
shall at the written  request of the Bank, by written notice to the Issuer,  the
Tenant,  the Remarketing Agent and the Bank, declare the Bonds to be immediately due and payable,  whereupon they shall,  without further  action,  become and be immediately  due and  payable,  and  interest  thereon  shall  cease  to  accrue immediately upon such declaration of acceleration  anything in this Indenture or in the Bonds to the contrary notwithstanding,  and the Trustee shall give notice thereof to the Issuer,  the Tenant,  the Remarketing  Agent and the Bank and, by
Mail, to all Owners of Outstanding Bonds.

     B.  Subsequent to a Variable Rate  Conversion,  following the expiration of the term of the Letter of Credit the  provisions of the preceding  paragraph are subject to the  condition  that if, after the  principal of the Bonds shall have been so declared to be due and  payable,  and before any  judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided,  the  Issuer  shall  cause  to be  deposited  with the  Trustee  a sum sufficient  to pay all matured  installments  of interest upon all Bonds and the principal  of any and all Bonds which shall have  become due  otherwise

                                       43

than by reason of such  declaration  (with  interest upon such principal and, to the extent permissible by law, on overdue installments of interest,  at the rate per annum  specified  in the Bonds) and such  amount as shall be  sufficient  to cover  reasonable  compensation  and  reimbursement  of expenses  payable to the
Trustee,  and all  Events of Default  hereunder  other  than  nonpayment  of the principal  of Bonds which shall have become due by said  declaration  shall have been remedied,  then, in every such case,  such Event of Default shall be deemed waived and such declaration and its consequences rescinded and annulled, and the
Trustee  shall  promptly  give  written  notice of such  waiver,  rescission  or annulment to the Issuer, the Tenant, the Remarketing Agent and the Paying Agent,
and shall give notice thereof by Mail to all Owners of Outstanding Bonds; but no such waiver,  rescission and annulment  shall extend to or affect any subsequent
Event of Default or impair any right or remedy consequent thereon.

     The provisions of paragraph A are further subject to the condition that any waiver of any event of default  under the  Reimbursement  Agreement or the Lease and a rescission and annulment of its consequences  shall constitute a waiver of the  corresponding  Event of Default under  paragraph (e) or (g) of Section 9.01 hereof and a rescission and annulment of the consequences  thereof. If notice of such event of default under the Reimbursement Agreement shall have been given by the Bank or any  Confirming  Bank as provided  herein and if the  Trustee  shall thereafter  have  received  notice from such Bank or  Confirming  Bank that such event of default shall have been waived, the Trustee shall promptly give written notice of such waiver,  rescission or annulment to the Issuer,  the Tenant,  the
Paying Agent and, prior to conversion to a Fixed Interest Rate, the  Remarketing
Agent and such  Bank or  Confirming  Bank,  as the case may be,  and shall  give notice thereof by Mail to all Owners of Outstanding  Bonds;  but no such waiver, rescission  and  annulment  shall  extend to or affect any  subsequent  Event of
Default  or impair  any  right or remedy  consequent  thereon.  Anything  to the contrary  expressed or implied in this  Indenture  notwithstanding,  the Trustee shall not waive Event of Default 9.01(i) under any  circumstances  nor any Event of Default  unless and until it has  received  written  notice from such Bank or
Confirming Bank that gave notice of non-reinstatement  that the Letter of Credit or Confirming  Letter of Credit, as the case may be, has been reinstated in full
(if a Letter of Credit and such Confirming  Letter of Credit are then in effect)
and in the  case  of  Event  of  Default  9.01(e),  notice  from  the  Bank of a rescission of notice of an Event of Default under the Reimbursement Agreement.

     C. Subject to the  provisions  of Section  9.04,  upon the  occurrence  and continuance of any Event of Default,  then and in every such case the Trustee in its discretion may, and upon the written direction of the Bank, or Owners of not less than  twenty-five  percent  (25%) in  principal  amount  of the Bonds  then
Outstanding and receipt of indemnity to its satisfaction, shall, in its own name and as the Trustee of an express trust:

          (i) by  mandamus,  or other suit,  action or  proceeding  at law or in equity, enforce all rights of the Bondholders,  and require the Issuer, the
     Bank or the Tenant to carry out any  agreements  with or for the benefit of the Owners of Bonds and to perform its or their  duties  under the Act, the
     Lease, the Bond, the Letter of Credit and this Indenture, provided that any such remedy may be taken only to the extent  permitted under the applicable provisions  of the Lease,  the Letter of Credit or this  Indenture,  as the case may be;

          (ii) bring suit upon the Bonds; or

          (iii) by action or suit in equity  enjoin any acts or things which may be unlawful or in violation of the rights of the Owners of Bonds.

     D. In the event that the Confirming Bank honors a draw by the Trustee under the terms of the Confirming Letter of Credit, all powers and remedies granted to and available to the Bank in this

                                       44

Indenture and any related  documents shall be deemed granted to and available to the  Confirming  Bank with the same full force and  effect as if the  Confirming
Bank were the Bank.

     Section  9.03.  Restoration  to  Former  Position.  In the  event  that any proceeding  taken by the Trustee to enforce any right under this Indenture shall have  been  discontinued  or  abandoned  for any  reason,  or  shall  have  been determined adversely to the Trustee, then the Issuer, the Trustee, the Bank, the
Tenant and the Owners of Bonds shall be restored to their former  positions  and rights  hereunder,  respectively,  and all  rights,  remedies  and powers of the
Trustee shall continue as though no such proceeding had been taken.

     Section 9.04.  Owners' or Bank's Right To Direct  Proceedings.  Anything in
this Indenture to the contrary notwithstanding, the Bank or Owners of a majority in  principal  amount of the Bonds  then  Outstanding  hereunder  shall have the right,  by an  instrument in writing  executed and delivered to the Trustee,  to direct  the  time,  method  and place of  conducting  all  remedial  proceedings available to the Trustee under this  Indenture or exercising  any trust or power conferred on the Trustee by this  Indenture;  provided,  however,  that the Bank shall have no such rights in respect of  remedies  against it. In the event of a conflict  between the  directions  of the Bank and those of the Owners of Bonds, the directions of the Bank shall prevail,  unless a default  hereunder  shall be due to the  Bank's  failure  to honor a drawing  made by the  Trustee  under the
Letter of Credit in accordance with the terms of the Letter of Credit.

     Section 9.05. Limitation on Bondholders' Right To Institute Proceedings. No
Bondholder  shall have any right to institute any suit,  action or proceeding in equity or at law for the execution of any trust or power hereunder, or any other remedy hereunder or on said Bonds, unless such Bondholder  previously shall have given to the  Trustee  written  notice  of an Event of  Default  as  hereinabove provided and unless also Bondholders of not less than twenty-five  percent (25%)
in  principal  amount of the Bonds  then  Outstanding  shall  have made  written request of the Trustee so to do, after the right to institute said suit,  action or  proceeding  under  Section  9.02 hereof shall have  accrued,  and shall have afforded the Trustee a reasonable  opportunity  to proceed to institute the same in either its or their name,  and unless  there also shall have been  offered to the  Trustee  security  and  indemnity  satisfactory  to it  against  the costs, expenses  and  liabilities  to be incurred  therein or thereby,  and the Trustee shall not have complied  with such request  within a reasonable  time;  and such notification,  request and offer of indemnity are hereby  declared in every such case,  at  the  option  of  the  Trustee,  to be  conditions  precedent  to  the institution of said suit, action or proceeding; it being understood and intended that no one or more of the  Bondholders  shall  have  any  right  in any  manner whatever by his or their action to affect,  disturb or prejudice the security of this Indenture,  or to enforce any right hereunder or under the Bonds, except in the manner herein provided,  and that all suits,  actions and proceedings at law or in equity  shall be  instituted,  had and  maintained  in the  manner  herein provided and for the equal benefit of all Bondholders.

     Section 9.06. No  Impairment of Right To Enforce  Payment.  Notwithstanding
any other  provision in this  Indenture,  the right of any Bondholder to receive payment  of the  principal  of and  interest  on  such  Bond,  on or  after  the respective due dates expressed therein, or to institute suit for the enforcement of any such payment on or after such respective  date,  shall not be impaired or affected without the consent of such Bondholder.

     Section 9.07.  Proceedings  by Trustee  Without  Possession  of Bonds.  All
rights of action under this  Indenture or under any of the Bonds secured  hereby which  are  enforceable  by  the  Trustee  may be  enforced  by it  without  the possession of any of the Bonds, or the production  thereof at the trial or other proceedings relative thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the equal and ratable benefit of the Bondholders, subject to the provisions of this Indenture.

                                       45

     Section  9.08. No Remedy  Exclusive.  No remedy  herein  conferred  upon or reserved to the Trustee or to  Bondholders  is intended to be  exclusive  of any other  remedy or remedies,  and each and every such remedy shall be  cumulative, and shall be in addition  to every other  remedy  given  hereunder  or under the
Lease, or now or hereafter existing at law or in equity or by statute; provided, however,  that any  conditions  set forth  herein to the taking of any remedy to enforce the provisions of this  Indenture,  the Bonds or the Lease also shall be conditions to seeking any remedies  under any of the foregoing  pursuant to this
Section 9.08.

     Section 9.09.  No Waiver of Remedies.  No delay or omission of the Trustee, of the Bank or of any  Bondholder  to exercise any right or power  accruing upon any default  shall  impair any such right or power or shall be construed to be a waiver of any such  default,  or an  acquiescence  therein;  and every power and remedy  given  by  this  Article  IX to  the  Trustee,  to the  Bank  and to the
Bondholders,  respectively,  may be exercised  from time to time and as often as may be deemed expedient.

     Section 9.10. Application of Moneys. Any moneys received by the Trustee, by any  receiver or by any  Bondholder  pursuant to any right given or action taken under the provisions of this Article IX, after payment of the  reasonable  costs and expenses of the  proceedings  resulting in the collection of such moneys and of the reasonable  expenses,  liabilities  and advances  incurred or made by the
Trustee  including its counsel fees and expenses  (provided that moneys received under the Letter of Credit, or other moneys held for the benefit of Bondholders, shall not be used for  purposes  other  than  payment  of the  Bonds),  shall be deposited  in the Bond Fund and all moneys so  deposited in the Bond Fund during the  continuance  of an Event of Default  (other  than moneys for the payment of
Bonds  which had  matured or  otherwise  become  payable  prior to such Event of
Default or for the payment of interest due prior to such Event of Default) shall be applied as follows:

          (a) Unless the principal of all the Bonds shall have been declared due and payable,  all such moneys shall be applied (i) first, to the payment to the persons  entitled  thereto of all  installments of interest then due on the Bonds,  with interest on overdue  installments,  if lawful, at the rate per annum borne by the Bonds, in the order of maturity of the  installments of such  interest and, if the amount  available  shall not be sufficient to pay in full any  particular  installment  of interest,  then to the payment ratably, according to the amounts due on such installment, and (ii) second, to the payment to the persons  entitled  thereto of the unpaid principal of any of the Bonds which  shall have become due (other than Bonds  called for redemption  for  the  payment  of  which  money  is  held  pursuant  to the provisions  of this  Indenture)  with  interest on such Bonds at their rate from the  respective  dates upon which they  became due and,  if the amount available  shall  not  be  sufficient  to  pay  in  full  Bonds  due on any particular date, together with such interest,  then to the payment ratably, according to the amount of principal and interest due on such date, in each case  to the  persons  entitled  thereto,  without  any  discrimination  or privilege.

          (b) If the principal of all the Bonds shall have been declared due and payable,  all such moneys shall be applied to the payment of the  principal and interest  then due and unpaid upon the Bonds,  with interest on overdue interest and  principal,  as aforesaid,  without  preference or priority of principal over interest or interest over  principal,  or of any installment of interest over any other installment of interest, or of any Bond over any other  Bond,  ratably,  according  to  the  amounts  due  respectively  for principal  and  interest,  to the  persons  entitled  thereto  without  any discrimination or privilege.

          (c) If the principal of all the Bonds shall have been declared due and payable,  and if such declaration  shall thereafter have been rescinded and annulled  under the  provisions  of this Article IX,  then,  subject to the provisions  of clause (b) of this Section 9.10 which shall be

                                       46

     applicable  in the event that the  principal  of all the Bonds  shall later become due and payable,  the moneys shall be applied in accordance with the provisions of clause (a) of this Section 9.10.

          (d)  To the  Bank  to  the  extent  of any  amounts  owing  under  the
     Reimbursement Agreement.

     Whenever  moneys  are to be  applied  pursuant  to the  provisions  of this
Section 9.10, such moneys shall be applied at such times, and from time to time, as the Trustee shall  determine,  having due regard to the amount of such moneys available for  application  and the  likelihood of  additional  moneys  becoming available for such  application in the future.  Whenever the Trustee shall apply such  funds,  it shall fix the date  (unless  such date has  already  been fixed pursuant to Section  9.02)  (which  shall be an Interest  Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date  interest on the amounts of principal and interest to be paid on such date shall cease to accrue. The Trustee shall give notice of the deposit with it of any such  moneys  and of the  fixing  of any such date by Mail to all
Owners of  Outstanding  Bonds and shall not be required  to make  payment to any
Bondholder  until such Bond shall be  presented  to the Trustee for  appropriate endorsement or for cancellation if fully paid;  provided,  however,  that in the event of acceleration  pursuant to Section 9.02 hereof,  the date so fixed shall be no later than three (3) days from the date of such notice.

     Section 9.11.  Severability of Remedies. It is the purpose and intention of this  Article  IX to  provide  rights  and  remedies  to  the  Trustee  and  the
Bondholders  which may be lawfully  granted under the provisions of the Act, but should any right or remedy  herein  granted be held to be unlawful,  the Trustee and the Bondholders shall be entitled,  as above set forth, to every other right and remedy provided in this Indenture and by law.

     Section 9.12.  Trustee May File Proofs of Claim. In case of the pendency of
any   receivership,   insolvency,   liquidation,   bankruptcy,   reorganization,
arrangement,  adjustment,  composition or other judicial  proceeding relative to the Tenant or the  property  of the Tenant  known to the  Trustee,  the  Trustee
(irrespective  of  whether  the  principal  of the Bonds  shall  then be due and payable as therein  expressed or by declaration or otherwise and irrespective of whether the Trustee  shall have made any demand on the Tenant for the payment of overdue principal or interest) shall be entitled and empowered,  by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount of  principal  (and premium,  if any) and interest owing and unpaid in respect to the Bonds and to file such other  papers or documents as may be necessary or advisable in order to have the  claims  of the  Trustee  (including  any  claim  for the reasonable  compensation,  expenses,  disbursements  and  advances  of  the
     Trustee, its agents and counsel) and of the Owners allowed in such judicial proceeding; and

          (b) to collect  and receive  any moneys or other  property  payable or deliverable  on any such claims and to  distribute  the same subject to the provisions of Section 9.10;

and any custodian,  receiver,  assignee,  trustee,  liquidator,  sequestrator or similar  official in any such judicial  proceeding is hereby  authorized by each
Owner to make such  payments to the  Trustee  and, in the event that the Trustee shall consent to the making of such payments  directly to the Owner,  to pay the
Trustee  any  amount  due  it  for  the   reasonable   compensation,   expenses,
disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.02.

     Nothing  herein  contained  shall be deemed to  authorize  the  Trustee  to authorize or consent to or accept or adopt on behalf of any Owner any  proposal, plan of reorganization,  arrangement, adjustment or

                                       47

composition  or other similar  arrangement  affecting the Bonds or the rights of any Owner  thereof,  or to authorize the Trustee to vote in respect of the claim or any Owner in any such proceeding.

                                    ARTICLE X

                   TRUSTEE; PAYING AGENT AND CO-PAYING AGENTS;
                          REGISTRAR; REMARKETING AGENT

     Section 10.01.  Acceptance of Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture,  and agrees to perform said trusts,  but only upon and subject to the following express terms and conditions:

          (a) The Trustee,  prior to the  occurrence  of an Event of Default and after  the  curing  of all  events  of  default  which  may have  occurred, undertakes to perform such duties and only such duties as are  specifically set  forth in this  Indenture.  In case an Event of  Default  has  occurred
     (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this  Indenture,  and use the same degree of care and skill in their exercise,  as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) The Trustee  may  execute  any of the trusts or powers  hereof and perform any of its duties by or through  attorneys,  accountants  and other experts,  agents,  receivers or employees but shall be  answerable  for the conduct of the same in accordance with the standard  specified  above,  and shall be entitled to advice of counsel concerning its duties hereunder, and may in all cases pay such  reasonable  compensation  to all such attorneys, accountants  and other  experts,  agents and receivers as may reasonably be employed in connection with the trusts hereof.

          (c) The Trustee shall not be responsible for any recital herein, or in the Bonds,  or for the  recording or filing of any  instrument  required to secure the Bonds,  or for the  validity of the  execution  by the Issuer of this  Indenture,  or of any  instruments of further  assurance,  or for the sufficiency  of the security for the Bonds issued  hereunder or intended to be secured  hereby;  but the Trustee shall be entitled to receive an annual opinion of counsel for the Tenant with respect to any  necessary  filing of any  continuation  statements which may from time to time be required to be filed under the Uniform  Commercial  Code of the State in order to continue the  perfection of the lien of this  Indenture  and the Lease.  The Trustee shall not be  responsible  for  insuring  the  Project  or  collecting  any insurance  moneys,  or for the  validity of the  execution by the Issuer of this  Indenture or of any  supplements  thereto or  instruments  of further assurance, or for the sufficiency of documents relating to the security for the Bonds  issued  hereunder  or  intended  to be secured  hereby,  and the
     Trustee shall not be bound to ascertain or inquire as to the  observance or performance of any  covenants,  conditions or agreements on the part of the
     Issuer or on the part of the  Tenant  under the Lease  except as herein set forth.

          (d) The  Trustee  shall  not be  accountable  for the use of any Bonds authenticated or delivered  hereunder.  The Trustee may become the owner of
     Bonds  secured  hereby with the same rights  which it would have if not the
     Trustee.

          (e) The Trustee shall be protected in acting upon any opinion, notice, request, consent, certificate,  order, affidavit, letter, telegram or other paper or  document  believed  to be genuine  and  correct  and to have been signed or sent by the proper  person or  persons.  Any action  taken by the
     Trustee pursuant to this Indenture upon the request or authority or consent of any  person  who at

                                       48

     the time of making such request or giving such  authority or consent is the owner of any Bond,  shall be conclusive  and binding upon all future owners of the same Bond and upon Bonds  issued in  exchange  therefor  or in place thereof.

          (f) As to the  existence  or  non-existence  of any  fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be  entitled  to rely upon a  certificate  signed  by the  Authorized
     Issuer  Representative  or an Authorized  Tenant  Representative  under the
     Lease as sufficient  evidence of the facts  therein  contained and prior to the  occurrence  of a default of which the  Trustee  has been  notified  as provided in Section 10.01(h) hereof,  or of which by Section 10.01(h) it is deemed  to have  notice,  shall  also be at  liberty  to  accept a  similar certificate  to the effect  that any  particular  dealing,  transaction  or action is necessary or  expedient,  but may at its  discretion  secure such further evidence deemed by it to be necessary or advisable, but shall in no case be bound to secure the same.  The Trustee may accept a certificate  of the  authorized  officer or  officers  of the Issuer  under the seal of the
     Issuer to the effect that an  authorization  in the form  therein set forth
     has  been  adopted  by  the  Issuer  as   conclusive   evidence  that  such
     authorization has been duly adopted and is in full force and effect.

          (g) The  permissive  right of the Trustee to do things  enumerated  in this  Indenture  shall  not be  construed  as a duty  and it  shall  not be answerable for other than its gross negligence or willful default.

          (h) The  Trustee  shall not be required to take notice or be deemed to have notice of any default  hereunder or under the Agreement except failure by the  Issuer  to  cause  to be made any of the  payments  to the  Trustee required  to be made by  Article  V hereof,  unless  the  Trustee  shall be specifically  notified  in writing  of such  default by the Issuer or by an owner of Bonds,  and all  notices  or other  instruments  required  by this
     Indenture to be delivered to the Trustee,  must,  in order to be effective, be delivered at the Designated  Corporate Trust Office of the Trustee,  and
     in the absence of such  notice so  delivered  the Trustee may  conclusively assume there is no default except as aforesaid.

          (i) At any  and  all  reasonable  times  the  Trustee,  and  its  duly
     authorized  agents,   attorneys,   experts,   engineers,   accountants  and
     representatives,  shall have the right  fully to inspect any and all of the property herein  conveyed,  including all books,  papers and records of the
     Issuer  pertaining to the Project and the Bonds, and to take such memoranda from and with regard  thereto as may be desired,  but shall have no express or implied duty to do so.

          (j) The  Trustee  shall not be  required to give any bond or surety in respect of the  execution  of the said  trusts and powers or  otherwise  in respect of the premises.

          (k) Notwithstanding  anything elsewhere in this Indenture with respect to the authentication of any Bonds, the withdrawal of any cash, the release of any  property,  or any  action  whatsoever  within  the  purview of this
     Indenture,  the Trustee shall have the right, but shall not be required, to
     demand  any   showings,   certificates,   opinions,   appraisals  or  other
     information,  or corporate action or evidence thereof,  in addition to that by the terms hereof required as a condition of such action,  by the Trustee deemed  desirable  for  the  purpose  of  establishing  the  right  to  the authentication  of any Bonds,  the withdrawal of any cash, or the taking of any other action by the Trustee.

          (l) Before  taking any action  referred to in Section  9.02C,  9.04 or
     10.04  hereof  the  Trustee  may  require  that a  reasonably  satisfactory indemnity bond be furnished for the  reimbursement of all expenses to which it may be put and to protect it against  all  liability,  except

                                       49

     liability  which is adjudicated to have resulted from its failure to comply with the standard of care  prescribed by Section  10.01(a) hereof by reason
     of  any  action  so  taken.   Provided,   however,  that  nothing  in  this
     subparagraph  (l) shall  authorize the Trustee to delay in making a draw on the Letter of Credit or any Confirming  Letter of Credit in the event of an acceleration of the maturity of the Bonds.

          (m) All moneys received by the Trustee shall, until used or applied or invested as herein  provided,  be held in trust for the  purposes for which they were  received but need not be  segregated  from other funds except to the extent required by law.

          (n) The Trustee may rely upon advice of counsel  chosen by the Trustee with due care and the opinions delivered in connection with the issuance of the Bonds, and, absent gross negligence or willful misconduct, shall not be responsible for any loss or damage  resulting from any action or non-action by it taken or omitted to be taken in reliance  upon advice of such counsel or  such  opinions.  The  permissive  right  of the  Trustee  to do  things enumerated  in this  Indenture  shall  not be  construed  as a duty and the
     Trustee shall not be answerable for the exercise of any discretion or power under this  Indenture or for anything  whatsoever  in  connection  with the trusts created hereby,  except only for its own gross negligence or willful misconduct, including that of its directors, officer, employees or agents.

          (o) None of the provisions  contained in this Indenture  shall require the Trustee or the Issuer to expend or risk their own funds or otherwise to incur financial  liability in the performance of any of their duties or the exercise of any of their  rights or powers  hereunder,  except as expressly provided  herein.  Neither the Trustee nor the Issuer  shall be required to give any bond or surety in respect  to the  execution  of their  rights and obligations hereunder.

          (p) Except as required to effect an assignment to a successor  trustee or the Bank, or in the Event of Default  under the Lease or this  Indenture the Trustee  shall not sell,  assign,  pledge or transfer the Bond or Bonds held by it, and the Trustee is authorized  to enter into an agreement  with the Tenant to such effect.

     Section 10.02. Fees, Charges and Expenses of the Trustee. The Trustee shall be entitled to payment and  reimbursement  for reasonable  fees for its services rendered hereunder and all advances,  counsel fees and other expenses reasonably made or  incurred  by the  Trustee  in  connection  with  such  services  and in connection with entering into this Indenture. Upon an Event of Default, but only upon an Event of  Default,  the  Trustee  shall  have a first lien with right of payment  prior to payment  on account of  principal  of,  premium,  if any,  and interest on any Bond upon the Trust Estate for the foregoing  fees,  charges and expenses incurred by it.

     Pursuant to the Lease,  the Tenant shall  indemnify  and hold  harmless the
Trustee and the Issuer against any  liabilities  which the Trustee or the Issuer may incur in the exercise and  performance of their powers and duties  hereunder which are not due to the Trustee's or the Issuer's  gross  negligence or willful misconduct,  and for any  reasonable  fees and  expenses  of the  Trustee to the extent funds are not available under this  Indenture.  The rights of the Trustee and the Issuer under this Section shall survive the payment in full of the Bonds and the discharge of this Indenture.

     Section  10.03.  Trustee as Paying Agent and  Registrar.  The Trustee shall also  serve  as the  Paying  Agent  and the  Registrar  for the  Bonds,  and all
references  to fees,  charges and  expenses  of the  Trustee in this  Indenture, including without  limitation such references in Section 10.02 hereof,  shall be deemed also to refer to the reasonable fees,  charges and expenses of the Paying
Agent and the Registrar.

                                       50

     Section 10.04.  Intervention by the Trustee.  In any judicial proceeding to which  the  Issuer is a party  which,  in the  opinion  of the  Trustee  and its counsel,  has a substantial bearing on the interests of owners of the Bonds, the
Trustee may intervene on behalf of  Bondholders  and shall do so if requested in writing by the owners of at least a majority of the aggregate  principal  amount of Bonds then  outstanding,  provided  that the  Trustee  shall  first have been offered  indemnification in accordance with Section 10.01(1) hereof against such liability  as it may incur in or by reason of such  proceeding.  The  rights and obligations  of the Trustee  under this Section are subject to the approval of a court of competent jurisdiction.

     Section 10.05. Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or  transfer  its trust  business  and assets as a whole or substantially  as a whole, or any corporation or association  resulting from any such  conversion,  sale,  merger,  consolidation  or transfer,  to which it is a party,  shall be and become successor  Trustee  hereunder and vested with all of the  title  to the  Trust  Estate  and  all  the  trusts,  powers,  discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any  instrument or any further act, deed or conveyance on the  part  of  any  of the  parties  hereto,  anything  herein  to the  contrary notwithstanding.  Any such  successor  Trustee shall give notice  thereof to the
Issuer and the Tenant.

     Section 10.06.  Resignation  by the Trustee.  The Trustee and any successor
Trustee  may at any time  resign  from  the  trusts  hereby  created  by  giving forty-five  (45) days' written  notice by registered or certified  mail,  return receipt  requested,  to the Issuer,  the Tenant and the owner of each Bond,  and such  resignation  shall take effect at the end of such forty-five (45) days (or upon the earlier appointment of a successor Trustee by the Bondholders or by the
Issuer) provided that a successor Trustee has been appointed pursuant to Section
10.05  hereof.  If no successor  Trustee  shall have been so appointed and shall have accepted appointment within forty-five (45) days of the giving of notice by the resigning Trustee, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     Section  10.07.  Removal of the Trustee.  The Trustee may be removed at any time, by an instrument or  concurrent  instruments  in writing  delivered to the
Trustee, to the Issuer and to the Tenant, and signed by the owners of a majority in aggregate principal amount of Bonds then outstanding, or (so long as no Event of  Default is then  existing  under  this  Indenture)  signed by the Tenant and delivered to the Trustee and the Issuer, and such removal shall take effect upon the  appointment  of a successor  Trustee  pursuant to the provisions of Section
10.08 hereof and the acceptance by the successor Trustee of such appointment.

     Section 10.08.  Appointment of Successor  Trustee by Bondholders or Issuer.
In case the Trustee  hereunder shall resign or be removed,  or be dissolved,  or shall be in the  course of  dissolution  or  liquidation,  or  otherwise  become incapable of acting hereunder, or in case it shall be taken under the control of any  public  officer  or  officers,  or of a receiver  appointed  by a court,  a successor may be appointed by the Issuer (at the direction of the Tenant, unless the Tenant shall then be in default,  under this Indenture),  or if no successor
Trustee is so  appointed  by the  Issuer,  then by the  owners of a majority  in aggregate  principal  amount of Bonds  then  outstanding,  by an  instrument  or concurrent  instruments  in  writing  signed by such  owners,  or by their  duly authorized  attorneys in fact, a copy of which shall be delivered  personally or sent by registered mail, return receipt requested, to the Issuer and the Tenant.
Every such Trustee appointed pursuant to the provisions of this Section shall be a trust company or bank in good standing  having a reported  capital and surplus of not less than $50,000,000, if there be such an institution willing, qualified and able to accept the trust upon customary  terms, and (unless the Tenant shall then be in default under this Indenture) shall be satisfactory to the Tenant.

                                       51

     Section 10.09.  Concerning Any Successor  Trustee.  Every successor Trustee appointed  hereunder  shall  execute,  acknowledge  and  deliver  to  its or his predecessor  and also to the  Issuer  and the  Tenant an  instrument  in writing accepting such appointment  hereunder and thereupon such successor,  without any further act, deed or conveyance, shall become fully vested with all the estates, properties,  rights,  powers, trust, duties and obligations of its predecessors;
but such predecessor shall, nevertheless,  on the written request of the Issuer, or of its  successor,  execute and deliver an  instrument  transferring  to such successor  all the  estates,  properties,  rights,  powers  and  trusts  of such
predecessor   hereunder;   and  every  predecessor  Trustee  shall  deliver  all
securities and moneys held by it as Trustee  hereunder to its successor.  Should any  instrument in writing from the Issuer be required by any successor  Trustee for more fully and certainly vesting in such successor the estate, rights, power and duties  hereby vested or intended to be vested in the  predecessor,  any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.  The  resignation  of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder,  together with all  other  instruments  provided  for in this  Article,  shall be filed or recorded by the successor  Trustee in each recording  office, if any, where this
Indenture shall have been filed or recorded.

     Section  10.10.  Appointment  of  Co-Trustee.  It is the  purpose  of  this
Indenture  that  there  shall  be no  violation  of any law of any  jurisdiction
(including  particularly  the law of the State) denying or restricting the right of banking  corporations or associations to transact business as Trustee in such jurisdiction.  It is recognized that in case of litigation  under this Indenture or the Lease, and in particular in case of the enforcement of either on default, or in case the Trustee  deems that by reason of any present or future law of any jurisdiction  it may not exercise any of the powers,  rights or remedies  herein granted  to the  Trustee or hold title to the  properties,  in trust,  as herein granted,  or take any  other  action  which may be  desirable  or  necessary  in connection therewith, it may be necessary that the Trustee appoint an individual or  an  additional  institution  as a  separate  or  co-trustee.  The  following provisions of this Section 10.10 are adapted to these ends.

     In the event that the  Trustee  appoints  an  individual  or an  additional institution as a separate or co-trustee,  each and every remedy,  power,  right, obligation,  claim, demand, cause of action,  immunity,  estate, title, interest and lien expressed or intended by this  Indenture to be imposed upon,  exercised by or vested in or conveyed to the Trustee with respect thereto shall be imposed upon,  exercisable  by and vest in such separate or  co-trustee  but only to the extent  necessary to enable such separate or co-trustee to exercise such powers, rights and remedies and every covenant and obligation  necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.  Such  separate or  co-trustee  shall  deliver an instrument in writing acknowledging and accepting its appointment hereunder to the Issuer, the Trustee and the Tenant.

     Should  any  instrument  in  writing  from the  Issuer be  required  by the separate  trustee or  co-trustee  so appointed by the Trustee for more fully and certainly  vesting  in and  confirming  to him or it  such  properties,  rights, powers,  trusts,  duties and obligations under this Indenture,  any and all such instruments  in  writing  shall,  on  request,  be  executed,  acknowledged  and delivered  by the  Issuer.  In case any  separate  trustee or  co-trustee,  or a successor  to  either,  shall die,  become  incapable  of  acting,  resign or be removed,  all the  estates,  properties,  rights,  powers,  trusts,  duties  and obligations of such separate trustee or co-trustee,  so far as permitted by law, shall vest in and be exercised  by the Trustee  until the  appointment  of a new trustee or successor to such separate trustee or co-trustee.

     The  appointment of a co-trustee  hereunder shall not in any way change the
Trustee's fiduciary duties and obligations hereunder.

     Section 10.11.  Remarketing  Agent. For any Variable Rate Period, or in the
event of a Tax-Exempt Conversion, the Tenant shall appoint the Remarketing Agent for the converted Bonds or the

                                       52

Segregated  Series Bonds, as applicable,  subject to the conditions set forth in
Section 10.12 hereof. The Remarketing Agent shall designate its principal office to the Paying Agent,  the Trustee and the Bank and signify its acceptance of the duties and  obligations  imposed  upon it  hereunder  and under the  Remarketing
Agreement by a written  instrument  of acceptance  delivered to the Issuer,  the
Bank, the Tenant and the Trustee.

     Section 10.12.  Qualifications of Remarketing  Agent. The Remarketing Agent
shall  be an  entity  which  is a  member  in  good  standing  of  the  National
Association  of  Securities  Dealers,  Inc.  and shall be  authorized  by law to perform all the duties  imposed upon it by this  Indenture  and the  Remarketing
Agreement. The Remarketing Agent may at any time resign and be discharged of the duties and obligations  created by this Indenture and the Remarketing  Agreement by giving at least thirty (30) days' notice to the Issuer, the Bank, the Tenant, and the  Trustee.  The  Remarketing  Agent may be removed  upon sixty (60) days'
notice,  at the direction of the Tenant,  with the prior written  consent of the
Bank, by an instrument,  signed by the Issuer, filed with the Remarketing Agent, the Bank, the Tenant and the Trustee.

     In the event that the Issuer  shall  fail to  appoint a  Remarketing  Agent hereunder,  or in the  event  that the  Remarketing  Agent  shall  resign  or be removed, or be dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or Federal court or administrative body because of  bankruptcy  or  insolvency,  or for any other  reason,  and the
Issuer shall not have appointed its successor as Remarketing  Agent, the Tenant, with the  consent of the Bank shall  appoint a successor  Remarketing  Agent and until a successor  Remarketing  Agent is appointed the Trustee but only upon its receipt of actual notice of such resignation,  removal or dissolution shall ipso facto be deemed to be the Remarketing  Agent for all purposes of this Indenture;
however,  if no successor  Remarketing  Agent has been appointed for a period of thirty (30) days,  the Trustee shall apply to a court of competent  jurisdiction for the appointment of a successor Remarketing Agent.

     Section 10.13.  Tender Agent. For any Variable Rate Period, or in the event of a  Tax-Exempt  Conversion,  the Issuer shall with the approval of the Tenant, appoint the Tender Agent for the converted Bonds or the Segregated Series Bonds, as  applicable,  subject to the condition of Section  10.15  hereof.  The Tender
Agent shall designate its principal office to the Paying Agent, the Trustee, the
Remarketing  Agent and the Bank and  signify  its  acceptance  of the duties and obligations  imposed  upon it hereunder by a written  instrument  of  acceptance delivered to the Issuer,  the Bank, the  Remarketing  Agent,  the Tenant and the
Trustee under which the Tender Agent will agree, particularly:

          (a) to hold all  Bonds  delivered  to it  hereunder  in trust  for the benefit of the  respective  Bondholders  which shall have so delivered such
     Bonds until moneys representing the purchase price of such Bonds shall have been  delivered  to or  for  the  account  of  or  to  the  order  of  such
     Bondholders;

          (b) to hold all moneys  delivered to it hereunder  for the purchase of
     Bonds in trust for the benefit of the person or entity  which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity;

          (c) to keep such books and records as shall be consistent with prudent industry  practice  and to  make  such  books  and  records  available  for inspection  by the Issuer,  the  Trustee,  the Bank,  and the Tenant at all
     reasonable times.

     The Issuer shall cooperate with the Trustee,  the Registrar,  the Bank, and the Tenant to cause the necessary  arrangements  to be made and to be thereafter continued  whereby funds from the sources

                                       53

specified  herein and in the Lease will be made  available  for the  purchase of
Bonds  presented  at the  principal  office of the  Tender  Agent (or such other office as may be designated by the Tender Agent) and whereby Bonds,  executed by the Issuer and authenticated by the Trustee or its  Authenticating  Agent, shall be made available to the Remarketing  Agent to the extent necessary for delivery pursuant to Section 3.05 hereof.

     Section 10.14. Qualifications of Tender Agent. The Tender Agent shall be an entity which is authorized  by law to perform all the duties  imposed upon it by this Indenture. The Tender Agent may at any time resign and be discharged of the duties and  obligations  created by this Indenture by giving at least sixty (60)
days' notice to the Issuer,  the Bank, the Tenant,  and the Trustee.  The Tender
Agent may be removed at any time, at the direction of the Tenant, with the prior written consent of the Bank, by an instrument,  signed by the Issuer, filed with the Tender Agent, the Bank, the Remarketing Agent and the Trustee.

     In the event of the resignation or removal of the Tender Agent,  the Tender
Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor or, if there be no successor, to the Trustee.

     In the  event  that  the  Issuer  shall  fail to  appoint  a  Tender  Agent hereunder,  or in the event that the Tender Agent shall resign or be removed, or be  dissolved,  or if the property or affairs of the Tender Agent shall be taken under the control of any state or Federal court or  administrative  body because of bankruptcy or insolvency,  or for any other reason,  and the Issuer shall not have  appointed its successor as Tender Agent,  the Tenant,  with the consent of the Bank shall  appoint a successor  Tender  Agent and until a successor  Tender
Agent is  appointed  the Trustee  but only upon its receipt of actual  notice of such  resignation,  removal or dissolution  shall ipso facto be deemed to be the
Tender Agent for all purposes of this Indenture.

     Section  10.15.  Several  Capacities.  Anything  in this  Indenture  to the contrary  notwithstanding,  the same entity may serve  hereunder as the Trustee, the Paying Agent, the Registrar,  the Remarketing Agent and the Tender Agent and
in any other combination of such capacities, to the extent permitted by law.

                                   ARTICLE XI

                               REFERENCES TO BANK;
                   EXECUTION OF INSTRUMENTS BY BONDHOLDERS AND
                           PROOF OF OWNERSHIP OF BONDS

     Section 11.01.  References to Bank.  Upon the expiration of the term of the
Letter of Credit,  references  to the Bank  shall be  ineffective,  except  with respect to amounts payable to the Bank which have not been paid;  provided that, if an  Alternate  Letter of Credit has been  delivered  in  accordance  with the
Lease,  references to the Bank herein shall, unless the context clearly requires otherwise,  refer to the  issuer of such  Alternate  Letter of  Credit.  Until a
Conversion  Date,  references to the Bank shall be  ineffective  as to any Bonds owned by the  Tenant  as  initially  issued,  and any  such  Bonds  that  remain unconverted  after a Conversion  Date to bear  interest at a Variable  Rate,  or unconverted to a Segregated Series Bonds.

     If an Event of Default shall have occurred  hereunder due to failure by the
Bank to honor a proper  drawing by the Trustee  under the Letter of Credit,  the rights of such  Bank  under  Article  IX and  Article  XII  hereof  shall not be effective during the continuance of such failure.

                                       54

     All references to the "Bank" in this Indenture  shall mean the  "Confirming
Bank" in the event that a draw is made under the terms of the Confirming  Letter of Credit and for so long as the Confirming Bank has not been reimbursed in full for the  amount of such  drawing.  Notwithstanding  anything  elsewhere  in this
Indenture regarding a loss of rights by the Bank upon any failure by the Bank to honor a proper  drawing by the  Trustee  under the Letter of Credit,  all rights available  to the Bank  under  Article  IX and XII  hereof  shall  continue,  be effective and be exercisable by the Confirming  Bank if the Confirming  Bank has
honored a drawing by the Trustee on the Confirming Letter of Credit.

     Section 11.02. Execution of Instruments;  Proof of Ownership.  Any request, direction,  consent or other instrument in writing required or permitted by this
Indenture  to be signed or  executed  by  Bondholders  or on their  behalf by an attorney-in-fact may be in any number of concurrent instruments of similar tenor and may be  signed  or  executed  by  Bondholders  in  person  or by an agent or attorney-in-fact  appointed  by an  instrument  in writing or as provided in the
Bonds.  Proof of the  execution of any such  instrument  and of the ownership of
Bonds  shall be  sufficient  for any  purpose  of this  Indenture  and  shall be conclusive  in favor of the Trustee  with regard to any action taken by it under such instrument if made in the following manner:

          (a) The fact  and  date of the  execution  by any  person  of any such instrument  may  be  proved  by  the  certificate  of  any  officer  in any jurisdiction  who, by the laws thereof,  has power to take  acknowledgments within  such  jurisdiction,  to the  effect  that the person  signing  such instrument  acknowledged  before  him  the  execution  thereof,  or  by  an affidavit of a witness to such execution.

          (b) The ownership of Bonds shall be proved by the  registration  books kept under the provisions of Section 2.08 hereof.

     Nothing  contained  in this  Article XI shall be  construed as limiting the
Trustee to such proof,  it being  intended that the Trustee may accept any other evidence of matters herein stated which it may deem sufficient.  Any request of, consent of or assignment by any Bondholder  shall bind every future Owner of the same Bond or any Bond or Bonds  issued in lieu  thereof in  respect of  anything done  by the  Trustee  or the  Issuer  pursuant  to  such  request,  consent  or assignment.

                                   ARTICLE XII
                             SUPPLEMENTAL INDENTURES

     Section   12.01.   Supplemental   Indentures   Not  Requiring   Consent  of
Bondholders.  The Issuer and the Trustee, with the consent of the Tenant so long as the Tenant is the sole  Bondholder of all  Outstanding  Bonds,  may,  without consent  of, or notice to, any of the  Bondholders  enter into an  indenture  or indentures  supplemental  to this Indenture for any one or more of the following purposes:

          (a) To cure  any  ambiguity  or  formal  defect  or  omission  in this
     Indenture;

          (b) To grant to or confer  upon the  Trustee  for the  benefit  of the
     Bondholders any additional rights,  remedies,  powers or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee;

          (c) To evidence the appointment of a separate  trustee or a co-trustee or the succession of a new Trustee hereunder;

          (d) To provide for an uncertificated book-entry system of registration for the Bonds;

                                       55

          (e) To preserve the exclusion of the interest on the Segregated Series
     Bonds from gross income for purposes of federal income taxation;

          (f) To implement the Variable  Rate,  the Fixed  Interest Rate after a
     Second  Conversion  Date or to evidence or give effect to the delivery of a
     Letter of Credit or an Alternate Letter of Credit;

          (g) To obtain or  maintain  an  appropriate  rating or  ratings on the
     Bonds;

          (h) To effect a Variable Rate Conversion or a Tax-Exempt Conversion;

          (i) To provide for the issuance of Additional Bonds; and

          (j) To make any other  change  which in the judgment of the Issuer and the  Trustee,  in reliance  upon an opinion of counsel,  is not  materially prejudicial to the Bondholders.

     Section 12.02.  Supplemental  Indentures  Requiring Consent of Bondholders.
Exclusive of supplemental indentures covered by Section 12.01 hereof and subject to the terms and provisions  contained in this Section,  and not otherwise,  the owners of not less than a majority in  aggregate  principal  amount of the Bonds then outstanding shall have the right, from time to time,  anything contained in this  Indenture to the contrary  notwithstanding,  to consent to and approve the execution by the Issuer and the Trustee of such other  indenture  or  indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer for the purpose of modifying,  altering,  amending,  adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental  indenture;  provided,  however, that nothing in this Section or in
Section  12.01 hereof  contained  shall permit,  or be construed as  permitting, without the consent of the owners of 100% in aggregate  principal  amount of the
Bonds  then  outstanding,  (a)  an  extension  of  the  maturity  (or  mandatory redemption  date) of the  principal  of, or the  interest  on,  any Bond  issued hereunder,  or (b) a reduction in the principal amount of, or redemption premium or rate of  interest  on,  any Bond  issued  hereunder,  or (c) a  privilege  or priority  of any Bond or Bonds over any other Bond or Bonds,  or (d) a reduction in the aggregate  principal amount of the Bonds the owners of which are required to consent  to such  supplemental  indenture,  or (e) the  creation  of any lien ranking  prior to or on a parity  with the lien of this  Indenture  on the Trust
Estate or any part  thereof,  or (f)  deprivation  of the owner of any Bond then outstanding of the lien hereby created on the Trust Estate.

     If at any time the Issuer shall  request the Trustee to enter into any such supplemental  indenture  for any of the  purposes of this  Section,  the Trustee shall,  upon being  satisfactorily  indemnified with respect to expenses,  cause notice of the proposed  execution of such  supplemental  indenture to be sent by
Mail to all  Bondholders.  Such notice shall briefly set forth the nature of the proposed supplemental  indenture and shall state that copies thereof are on file at the  Designated  Corporate  Trust Office of the Trustee for inspection by all
Bondholders.  If,  within  sixty  (60)  days or such  longer  period as shall be prescribed by the Issuer following the mailing of such notice, the owners of not less than a majority or 100%, as the case may be, in aggregate  principal amount of the Bonds then outstanding shall have consented to and approved the execution thereof as herein provided,  no owner of any Bond shall have any right to object to any of the terms and provisions  contained therein, or the operation thereof, or in any manner to question  the  propriety  of the  execution  thereof,  or to enjoin or restrain  the Trustee or the Issuer  from  executing  the same or from taking any action pursuant to the provisions thereof.  Upon the execution of any such  supplemental  indenture as in this Section  permitted and  provided,  this
Indenture  shall be and be deemed  to be  modified  and  amended  in  accordance therewith.

                                       56

     Section  12.03.  Consent  of Tenant  and the Bank.  Anything  herein to the contrary notwithstanding,  a supplemental indenture under this Article shall not become effective unless and until the Tenant and the Bank (if applicable)  shall have consented to the execution and delivery of such supplemental  indenture. In this regard,  the Trustee  shall cause  notice of the proposed  execution of any such supplemental  indenture  together with a copy of the proposed  supplemental indenture  to  be  mailed  by  certified  or  registered  mail,  return  receipt requested, to the Tenant and the Bank and, if the Bonds are then rated by either
Moody's or S&P,  such rating  agency,  at least  fifteen  (15) days prior to the proposed date of execution and delivery of any such supplemental indenture.  The
Tenant  and the Bank  shall be deemed to have  consented  to the  execution  and delivery of any such  supplemental  indenture  if the Trustee does not receive a letter of protest or objection  thereto signed by or on behalf of the Tenant and the Bank on or before 4:30 o'clock P.M. local time at the  Designated  Corporate
Trust  Office of the  Trustee,  on the  fifteenth  day after the mailing of said notice.

     Section  12.04.  Opinion of Bond Counsel.  The Trustee may require that the
Tenant deliver to the Trustee at the Tenant's expense an opinion of Bond Counsel upon which the Trustee may rely to the effect that a  supplemental  indenture is permitted by applicable law and will not adversely affect the tax-exempt  status of the  interest  on the  Segregated  Series  Bonds and that  such  supplemental indenture complies with the terms and provisions of this Indenture.

                                  ARTICLE XIII

                             AMENDMENT OF AGREEMENT

     Section  13.01.  Amendments,  etc.,  to  Lease  Not  Requiring  Consent  of
Bondholders.  The Trustee and the Issuer shall  without the consent of or notice to the Bondholders consent to any amendment, change or modification of the Lease which does not adversely  affect the  Bondholders  (i) as may be required by the provisions  of the Lease or this  Indenture,  (ii) for the purpose of curing any ambiguity  or formal  defect or  omission,  (iii) to  describe  more fully or to amplify or correct the  description of any property  financed under the Lease or intended  so to be; (iv) to  preserve  the tax exempt  status of interest on the
Segregated  Series  Bonds,  (v) to obtain or maintain an  appropriate  rating or ratings on the Bonds, (vi) in connection with any other change therein which, in the  judgment  of the Issuer and the  Trustee,  in  reliance  upon an opinion of counsel, is not materially prejudicial to the Bondholders,  or (vii) to effect a
Variable Rate or Tax-Exempt Conversion;  provided, that if any Segregated Series
Bonds are outstanding at the time of such proposed  amendment,  the Tenant shall provide the Trustee  with an opinion of Bond Counsel to the effect that any such amendment is permitted by applicable  law and will not have an adverse effect on the  exclusion  of the  interest on any  Segregated  Series Bonds from the gross income of the owners thereof for federal income tax purposes.

     Section 13.02. Amendments,  etc. to Lease Requiring Consent of Bondholders.
Except for the amendments, changes or modifications as provided in Section 13.01 hereof,  the  Trustee and the Issuer  shall not consent to any other  amendment, change or modification of the Lease without the giving of notice and the written approval  or  consent of the  owners of not less than a  majority  in  aggregate principal amount of the Bonds at the time  outstanding  given as in this Section provided;  provided,  however,  that nothing in this Section or in Section 13.01 herein contained shall permit or be construed as permitting, without the consent of  the  owners  of  100%  in  aggregate  principal  amount  of the  Bonds  then outstanding, (a) an extension of time for the payment of an amount due under the
Bond,  or (b) a  reduction  in the total  amount due under the  Bonds,  or (c) a reduction in the aggregate principal amount of the Bonds the owners of which are required to consent to such  amendment,  change or modification of the Lease. If at any time the Issuer and the Tenant  shall  request the consent of the Trustee to any such proposed amendment, change or modification of the Lease, the Trustee shall,  upon being  satisfactorily  indemnified

                                       57

with respect to expenses,  cause notice of such  proposed  amendment,  change or modification  to be given in the same manner as provided by Section 12.02 hereof with respect to supplemental indentures. Such notice shall briefly set forth the nature of such proposed  amendment,  change or modification and shall state that copies  of the  instrument  embodying  the  same  are on file at the  Designated
Corporate Trust Office of the Trustee for inspection by all Bondholders.

     Section  13.03.  Consent  of the  Bank.  Anything  herein  to the  contrary notwithstanding,  as long as any Bonds bear  interest at a Variable  Rate or any
Segregated Series Bonds are Outstanding, amendments, changes or modifications of the Lease  materially  affecting such Bonds or the rights of the Holders thereof shall not become effective unless and until the Bank shall have consented to the execution  and  delivery of such  amendments,  changes or  modifications  of the
Lease. In this regard,  the Trustee shall cause notice of the proposed execution of any such  amendments,  changes or  modifications of the Lease together with a copy of the proposed  amendments,  changes or  modifications  of the Lease to be mailed by certified or registered mail,  return receipt  requested,  to the Bank and, if the Bonds are then rated by either  Moody's or S&P, such rating  agency, at least  fifteen days prior to the proposed  date of execution  and delivery of any such  amendments,  changes or  modifications of the Lease. The Bank shall be deemed to have  consented to the execution and delivery of any such  amendments, changes or  modifications  of the Lease if the Trustee does not receive a letter of protest or objection  thereto signed by or on behalf of the Bank on or before
4:30 p.m. local time at the Designated Corporate Trust Office of the Trustee, on
the fifteenth day after the mailing of said notice.

     Section  13.04.  Opinion of Bond Counsel.  The Trustee may require that the
Tenant deliver to the Trustee at the Tenant's expense an opinion of Bond Counsel upon which the  Trustee  may rely to the effect  that any  amendment,  change or modification  of the Lease is permitted by applicable law and will not adversely affect the tax-exempt status of interest on the Segregated Series Bonds and that such amendment, change or modification complies with the terms and provisions of the Lease and this Indenture.

                                   ARTICLE XIV

                                  MISCELLANEOUS

     Section  14.01.  Consents,  etc.,  of  Bondholders.  Any consent,  request, direction,  approval,  notice,  objection or other  instrument  required by this
Indenture to be signed and executed by the  Bondholders  may be in any number of concurrent  documents  and may be executed by such  Bondholders  in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction,  approval,  notice,  objection or other  instrument or of the writing appointing  any  such  agent  and of the  ownership  of  Bonds,  if  made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be  conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument, namely:

          (a) The fact  and  date of the  execution  by any  person  of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments  within such jurisdiction that the person  signing  such  writing  acknowledged  before him the  execution thereof, or by an affidavit of any witness to such execution.

          (b) The fact of ownership of Bonds and the amount or amounts,  numbers and other  identification  of such  Bonds,  and the date of owning the same shall be proved by the registration  books of the Issuer  maintained by the
     Trustee pursuant to Section 2.08 hereof.

                                       58

     For  all  purposes  of  this  Indenture  and of  the  proceedings  for  the enforcement  hereof,  such person shall be deemed to continue to be the owner of such Bond  until the  Trustee  shall  have  received  notice in  writing  to the contrary.

     In  determining  whether the owners of the  requisite  principal  amount of
Bonds  outstanding  have given any request,  demand,  authorization,  direction, notice, consent or waiver under this Indenture, Bonds owned by the Tenant or any affiliate of the Tenant shall be  disregarded  and deemed not to be  Outstanding under this  Indenture,  except that in determining  whether the Trustee shall be protected in relying upon any such request,  demand,  authorization,  direction, notice,  consent or waiver,  only Bonds which the  Trustee  knows to be so owned shall be so disregarded. For purposes of this paragraph (a) an "affiliate" means any person  directly or indirectly  controlling or controlled by or under direct or  indirect  common  control  with the  Tenant;  and for the  purposes  of this definition (b) "control",  means the power to direct the management and policies of such person, directly or indirectly,  whether through the ownership of voting securities,  by contract or otherwise.  Notwithstanding the foregoing,  Bonds so owned  which  have  been  pledged  in good  faith  shall not be  disregarded  as aforesaid  if the pledgee  establishes  to the  satisfaction  of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Tenant or any affiliate of the Tenant.

     Notwithstanding the foregoing  paragraph,  Bonds owned by the Tenant or any affiliate of the Tenant shall be deemed to be  Outstanding  under this Indenture if all the Bonds Outstanding at the time are owned by the Tenant or an affiliate of the  Tenant;  provided,  however,  that  in such  event  the  Tenant  or such affiliate  may not  consent  to any  supplement  to this  Indenture  that  would adversely  affect  the  validity  of the Bonds or the  tax-exempt  status of the interest  on the  Segregated  Series  Bonds;  and  provided  further  that  if a supplement  to this  Indenture  is  executed  at a time  when the  Tenant or any affiliate is the owner of all the Outstanding  Bonds,  Bond Counsel shall render an opinion  that the  execution of the  supplement  to this  Indenture  does not adversely  affect  the  validity  of the Bonds or the tax  exempt  status of the interest on the Segregated Series Bonds.

     Section  14.02.  Limitation of Rights.  With the exception of rights herein expressly  conferred,  nothing  expressed  or mentioned in or to be implied from this  Indenture  or the Bonds is intended or shall be  construed  to give to any person or company other than the parties  hereto and the Tenant,  and the owners of the  Bonds,  any legal or  equitable  right,  remedy  or claim  under or with respect to this  Indenture or any covenants,  conditions  and provisions  herein contained;  this Indenture and all of the  covenants,  conditions and provisions hereof being intended to be and being for the sole and exclusive  benefit of the parties hereto and the Tenant and the owners of the Bonds as herein provided.

     Section 14.03.  Severability.  If any provisions of this Indenture shall be
held  or  deemed  to  be  or  shall,   in  fact,  be  illegal,   inoperative  or
unenforceable,  the same  shall not  affect any other  provision  or  provisions herein  contained or render the same invalid,  inoperative,  or unenforceable to any extent  whatever;  provided that no holding or invalidity  shall require the
Issuer to make any payments from revenues  other than Revenues  derived from the
Lease or the Bond.

     Section 14.04. Notices. Unless otherwise specifically provided, any notice, request, complaint,  demand,  communication or other paper shall be sufficiently given and shall be deemed given on the fourth day following the day on which the same has been mailed by first class mail, postage prepaid, addressed as follows:
if to the Issuer,  at City of Dodge City,  Kansas,  806 2nd Avenue,  Dodge City,
Kansas 67801;  if to the Tenant,  National Beef Packing  Company,  LLC, 12200 N.
Ambassador Drive,  Kansas City,  Kansas 64163,  Attn: Chief Financial Officer or
Telecopy  No.  (816)  713-8856;  if to the  Trustee,  at  Commerce  Bank,  N.A.,
Corporate Trust Department, 922 Walnut Street, 6th Floor, Kansas City, Missouri,
64106, or Telecopy No. (816) 234-2562,  Attention:  Brent Varzaly; and if to the
Remarketing Agent at W.R. Taylor & Company, LLC, 1420 I-85 Parkway,  Montgomery,
Alabama 36106

                                       59

or Telecopy No. (334) 395-6200,  Attention: Mr. Robbins Taylor. A duplicate copy of each  notice  required  to be given  hereunder  by the  Trustee to either the
Issuer or the Tenant  shall also be given to the other.  The Issuer,  the Tenant and the  Trustee  may  designate  any further or  different  addresses  to which subsequent notices, certificates or other communications shall be sent.

     Written  notice  shall be  provided  by the  Trustee to any  rating  agency currently  rating the Bonds of (1) the  appointment of any successor  trustee or remarketing agent, (2) any supplemental indenture or any amendment of any letter of credit,  (3) the  expiration,  termination,  substitution or extension of any letter of credit,  (4) the payment of all  principal,  interest and premium,  if any, on all of the Bonds,  (5) the conversion of the Bonds to the Fixed Interest
Rate and (6) any acceleration of the Bonds.

     Section  14.05.  Payments Due on  Non-Business  Days. In any case where the date of maturity of interest on or  principal of the Bonds or the date fixed for redemption  of any Bonds is not a  Business  Day,  then  payment  of  principal, premium,  if any, or  interest  need not be made on such date but may be made on the next  succeeding  Business  Day with the same force and effect as if made on the  Interest  Payment  Date,  the  date  of  maturity  or the  date  fixed  for redemption.

     Section 14.06. Action by Tenant and Issuer.  Wherever it is herein provided or permitted for any action to be taken by the Tenant,  such action may be taken by the Authorized  Tenant  Representative  hereunder  unless the context clearly indicates otherwise.  Whenever it is herein provided or permitted for any action to be taken by the  Issuer,  such action may be taken by the  Authorized  Issuer
Representative hereunder unless the context clearly indicates otherwise.

     Section 14.07. Limited Liability of Officers.  No recourse shall be had for the payment of the  principal  of,  premium,  if any, and interest on any of the
Bonds or for any  claim  based  thereon  or upon  any  obligation,  covenant  or agreement  contained in this Indenture,  the Lease or the Tax Agreement  against any past,  present  or future  member,  official,  officer,  agent,  manager  or employee of the Issuer,  or any member,  official,  officer,  agent,  manager or employee  of any  successor  thereto,  as such,  either  directly or through the
Issuer or any  successor  thereto,  under any rule of law or equity,  statute or constitution  or by the  enforcement  of any assessment or penalty or otherwise, and all such liability of any such member, official,  officer, agent, manager or employee as such is hereby  expressly  waived and released as a condition of and consideration for the execution of this Indenture,  the Lease, the Tax Agreement and the issuance of the Bonds by the Issuer.

     Section 14.08. Counterparts.  This Indenture may be simultaneously executed in several  counterparts,  each of which shall be an  original  and all of which shall constitute but one and the same instrument.

     Section  14.09.  Applicable  Provisions  of Law.  This  Indenture  shall be governed by and construed in accordance with the laws of the State.

     Section 14.10 Enforcement of the Indenture. This Indenture shall be for the benefit of the Issuer.  In the event of default in the payment of the  principal of or the interest or premium on such Bonds or the  performance of any agreement contained in the Indenture or any proceedings,  mortgage,  or instrument related thereto,  such  payment  and  performance  may be enforced by mandamus or by the appointment  of a receiver  in equity  with power to charge and  collect  rents, purchase price  payments,  and Lease payments and to apply the revenues from the
Project in accordance with such resolution, ordinance, mortgage, or instrument.

                                       60

     IN WITNESS  WHEREOF,  the Issuer and the  Trustee  have  caused  this Trust
Indenture to be executed in their respective corporate names as of the day first above written.

                                       CITY OF DODGE CITY, KANSAS

                                       By:    /s/ Mark Pingsterhaus
                                          --------------------------------------
                                       Name:  Mark Pingsterhaus
                                       Title:  Mayor

ATTEST:

       /s/ Nannette Pogue
--------------------------------------
Name:  Nannette Pogue
Title:  City Clerk

                                       61

                                       COMMERCE BANK, N.A.
                                       as Trustee

                                       By:    /s/ Merry Evans
                                          --------------------------------------
                                       Name:  Merry Evans
                                       Title:  Vice President

                                       62

                              APPROVAL OF INDENTURE

     The Tenant, acting by and through the undersigned officer,  hereby approves this Indenture. This approval is given pursuant to the Lease and constitutes the acknowledgment  and  agreement of the Tenant that the Bonds  issued  pursuant to this  Indenture  are  issued  in  accordance  and  compliance  with  the  Lease, notwithstanding  any other provision of the Lease or any other agreement between the Issuer and the Tenant,  and any owner of the Bonds  issued  pursuant to this
Indenture is entitled to rely fully and  unconditionally on this approval.  This written approval of the Indenture shall upon delivery of the Bonds authorized by the Indenture,  be absolute,  unconditional,  valid, and binding with respect to covenants and obligations in this Indenture  affecting the Tenant so long as the
Bonds are outstanding and unpaid,  and particularly the obligation of the Tenant to pay Lease Payments  specified in the Indenture,  and said  obligations may be enforced  as  provided  in the Lease or any other  agreement  or contract to the contrary.

     This  written  approval  constitutes  a valid and  binding  approval by the
Tenant of this Indenture,  and the provisions of such  instrument  affecting the
Tenant shall constitute the unconditional obligations of and be binding upon the
Tenant with the effect described above.

     EXECUTED this 30th day of December, 2004.

                                       NATIONAL BEEF PACKING COMPANY, LLC,
                                       a Delaware limited liability company

                                       By:   /s/ Jay Nielsen
                                          --------------------------------------
                                       Name:  Jay Nielsen
                                       Title:  Chief Financial Officer

                                       63

                                   EXHIBIT A-1
                          (Initial Interest Rate Bond)

No. R-__                                                           $___________

                            UNITED STATES OF AMERICA
                                 STATE OF KANSAS

                           CITY OF DODGE CITY, KANSAS

                    TAXABLE/CONVERTIBLE VARIABLE RATE DEMAND
                INDUSTRIAL DEVELOPMENT REVENUE BOND, SERIES 2004
                  (NATIONAL BEEF PACKING COMPANY, LLC PROJECT)

     City of Dodge City,  Kansas (the "Issuer"),  hereby promises to pay, solely out of the  sources  hereinafter  specified,  ____________________________,  the registered owner hereof, or registered  assigns (an "Owner"),  the principal sum of

                ________________________________________ DOLLARS

or such lesser principal sum as is actually advanced  hereunder  pursuant to the
Lease to pay Project Costs (both hereinafter defined) on or before the Principal
Determination Date (herein defined),  plus interest on the unpaid balance hereof accruing  from the date of advance  until  paid,  in lawful  money of the United
States of America, at the rates and payable as follows:

     a.   From  the  Issue  Date  of  this  Bond to the  Maturity  Date  (herein defined),  interest shall be paid at the Initial Interest Rate (herein defined) on the then unpaid principal amount of this Bond on an annual basis on June 1, commencing on June 1, 2005.

     b.   One final payment in the amount of the entire unpaid principal balance hereunder  (including all accrued and unpaid interest) on the Maturity
          Date.

     Each  separate  issuance  of Bonds  over  time  pursuant  to this  Bond and memorialized  (i) on this  Bond  certificate  and  (ii)  with a  Certificate  of
Issuance,  as set  forth on  Exhibit  D to the  Indenture,  shall  constitute  a separate issuance of Bonds under the Indenture and this Bond certificate.

     "Business  Day" shall mean a day on which the Trustee is open for  business at its principal office in Kansas City, Missouri.

     "Initial  Interest Rate" shall mean 8.00% per annum,  computed on the basis of 360 days per year consisting of twelve 30-day months.

     "Issue  Date"  shall mean the date  endorsed by the bond  registrar  on the
Certificate of Authentication on this Bond.

     "Maturity  Date" shall be December 1, 2019 or any prior  redemption date or any Conversion Date (as defined in the Indenture).

                                     A-1-1

     "Payment  Date" shall mean any date on which a payment of  interest  and/or principal is due and payable herein.

     "Principal Determination Date" shall mean the date on which the Certificate of Completion  (Exhibit C) is delivered in  accordance  with Section 3.02 of the
Lease.

     Payments of principal of and  redemption  premium,  if any, and interest on this Bond shall be made in immediately available funds no later than 11:00 A.M.,
Central time, on the Payment Date, at the Trustee's  designated office in Kansas
City,  Missouri  or such  other  place  as the  Trustee  may  from  time to time designate in writing,  in lawful money of the United  States of America.  If the principal  of or  interest on this Bond falls due on a day other than a Business
Day, then such due date shall be extended to the next  succeeding  full Business
Day. If payment is made by check,  the check must be delivered to the Trustee at least 3 Business Days prior to the Payment Date.

     If there is a default in the payment of any item or  installment  when due, the item or installment so in default shall continue as an obligation  hereunder until  the same  shall be fully  paid,  and such  item or  installment  shall be payable upon demand with interest thereon.

     This Bond is issued  pursuant to an Ordinance of the governing  body of the
Issuer  and a Trust  Indenture  dated as of the Issue  Date  (the  "Indenture"), between the Issuer and the Trustee,  for the purpose of providing  funds for the acquisition and  construction of a beef processing  facility  located in City of
Dodge City, Kansas, including buildings,  fixtures,  improvements,  furnishings, machinery,  equipment and related support facilities (the "Project"), to be made pursuant  to a Lease,  dated as of the Issue  Date (the  "Lease"),  between  the
Issuer and National Beef Packing Company,  LLC (the "Tenant"),  by the authority of and in conformity with the  constitution and statutes of the state of Kansas, including particularly K.S.A. 12-1740 et seq., as amended, and all other laws of said state applicable thereto.  Pursuant to the Indenture,  Additional Bonds may be issued on parity with the Bonds.

     This Bond and the  interest  and  redemption  premium,  if any,  hereon are payable  solely out of the  revenues  derived by the Issuer from the Project and pursuant to the Lease.  This Bond and the interest and  redemption  premium,  if any,  hereon do not constitute a debt of the Issuer,  or of the State of Kansas, and  neither the Issuer nor said state  shall be liable  thereon,  and this Bond shall not constitute an indebtedness within the meaning of any constitutional or statutory debt limitation or restriction. To secure the payment of the principal of and  redemption  premium,  if any, and interest on this Bond,  the Issuer has assigned to the Trustee substantially all its rights under the Lease pursuant to an Assignment of Lease and Security  Agreement,  dated as of the Issue Date (the
"Assignment").  Reference  is hereby  made to the  Indenture,  the Lease and the
Assignment  for a further  description  of the Project,  the rights,  duties and obligations of the Issuer,  the Tenant,  the Trustee and any other owners of the
Bonds, the security for this Bond and such obligations hereunder.

     The Bonds shall be subject to optional  redemption  in whole by the Issuer, but not in part, on any Business Day, at a redemption price equal to 100% of the principal amount thereof plus accrued interest,  if any, to the redemption date, upon the exercise by the Tenant of its option to prepay  payments  under Section
4.05 of the Lease, if any of the following shall have occurred:

          (1) All or  substantially  all of the  Project  shall  be  damaged  or destroyed  and the Tenant shall  determine  that it is not  practicable  or desirable to rebuild, repair or restore the Project;

          (2) All or substantially all of the Project shall be condemned or such
     use  or  control   thereof   shall  be  taken  as  to  render  the  Project
     unsatisfactory to the Tenant for continued operation; or

                                     A-1-2

          (3)  Unreasonable  burdens or excessive  liabilities  shall be imposed upon the Issuer or the Tenant with respect to the Project or the  operation thereof.

     This Bond is also subject to optional  redemption by the Issuer in whole or in part in integral multiples of $5,000 (provided that the unredeemed portion of any Bond  redeemed in part shall be $100,000 or more),  at the  direction of the
Tenant, at any time, at the principal amount thereof without premium or penalty, plus interest accrued to the date of redemption.

     This Bond shall be redeemed in part,  in order to exhaust any Net  Proceeds
(as defined in the Lease) of insurance or condemnation awards paid into the Bond
Fund as soon as  practicable  after  receipt at a price  equal to the  principal amount  of this  Bond to be  redeemed,  plus  accrued  interest  thereon  to the redemption date, without premium.

     Notice of any call for  redemption  at the  option of the  Tenant  shall be given by the  Trustee  on behalf of the Issuer to each owner of the Bonds at its address as it  appears on the bond  register  of the  Issuer  maintained  by the
Registrar by first class mail, postage prepaid, mailed not less than thirty (30)
days prior to the redemption date.

     All  portions  of this Bond so called  for  redemption  will  cease to bear interest on the specified redemption date, provided funds or securities in which such funds are  invested  for their  redemption  are on deposit  with the paying agent  prior to the  redemption  date,  and shall no longer be  entitled  to the benefits  and  protection  of  the  Indenture  and  shall  not be  deemed  to be outstanding.

     The Bonds are also  subject to  mandatory  tender and  conversion  prior to maturity by the Issuer as a whole or in part, at the conversion price of 100% of the principal  amount thereof plus accrued  interest,  if any, to the date fixed for conversion, upon the occurrence and to the extent of a Tax-Exempt Conversion
(as defined in the  Indenture),  a conversion  of the interest  rate made on the
Bonds to a Variable Rate (as defined in the  Indenture),  or a conversion of the interest rate to a Fixed Interest Rate on any Second Conversion Date (as defined in the Indenture.).

     In the event any of the Bonds or portions thereof (which will result in the remaining  portion of any such Bond  being in an  authorized  denomination)  are called for mandatory tender and conversion  prior to maturity as aforesaid,  the
Registrar shall give notice, at the written direction and expense of the Tenant, in the manner provided in the Indenture.

     This  Bond is  issuable  in the  form of a fully  registered  Bond  without coupons.  This Bond  shall be  transferable  by the owner of the Bonds  upon the surrender of the certificate or certificates representing this Bond for transfer or  exchange  at the  offices of the  Registrar,  accompanied,  in the case of a transfer,  by a written  instrument  of  transfer  in form  satisfactory  to the
Registrar  duly  executed by the owner of the Bonds or its attorney in fact duly authorized  in  writing  and  upon  payment  of any  charges  prescribed  in the
Indenture.  Upon such  surrender,  the bond registrar  shall cause the Issuer to execute  and  deliver  in the  name  of the  transferee  a new  registered  Bond certificate or certificates in an aggregate principal amount equal to the unpaid principal  amount  hereof.  The Issuer,  the Trustee and the Tenant may deem and treat the  person  in whose  name this Bond  certificate  is  registered  as the absolute  owner  of the  principal  amount  of the  Bonds  represented  by  this certificate  for the  purpose of  receiving  payment  of, or on account  of, the principal  or interest due hereon and for all other  purposes.  Transfer of this
Bond  certificate is subject to certain further  conditions and  restrictions as further endorsed hereon.

     In certain events, on the conditions, in the manner and with the effect set forth in the  Indenture,  the  principal  of this Bond may be  declared  due and payable  before the stated  maturity  hereof,  together  with

                                     A-1-3

interest  accrued hereon.  Modifications or alterations of this Bond may be made only to the extent and in the circumstances permitted by the Indenture.

                                     A-1-4

     IN WITNESS  WHEREOF,  the Issuer has caused this Bond to be executed in its name by the manual  signature of the Mayor and attested by the manual  signature of the City  Clerk and its  official  seal to be  affixed  hereto  or  imprinted hereon, and has caused this Bond to be dated as of the Issue Date.

                                       CITY OF DODGE CITY, KANSAS

                                       By:
                                          --------------------------------------
                                                                          (Name)
                                                  Mayor

[SEAL]

ATTEST:

--------------------------------------
                                (Name)
        City Clerk

                                     A-1-5

                          CERTIFICATE OF AUTHENTICATION

     This Bond  certificate  evidences  ownership of City of Dodge City,  Kansas
Taxable/Convertible  Variable Rate Demand Industrial  Development Revenue Bonds,
Series 2004 (National Beef Packing  Company,  LLC Project),  as described herein and in the Indenture  described herein.  The Issue Date of this Bond is December
_____, 2004.

                                       COMMERCE BANK, N.A.
                                       as bond registrar

                                       By:
                                          --------------------------------------
                                               Brent Varzaly
                                               Assistant Vice President

                                     A-1-6

                     SCHEDULE OF PRINCIPAL AMOUNTS ADVANCED

             DATE OF ADVANCE                    AMOUNT OF ADVANCE
             ---------------                    -----------------

                                     A-1-7

                                   ASSIGNMENT

     For value  received,  the undersigned  hereby sells,  assigns and transfers unto

     ----------------------------------------------------------
     Print or Type Name and Address of Transferee

the Bonds represented by this certificate and all rights thereunder, and hereby authorizes the transfer of the within Bond on the books kept by the Trustee for the registration and transfer of Bonds.

Dated: _________________
                                        ----------------------------------------
                                        NOTICE: The signature to this assignment
                                        must correspond with the name as it
                                        appears upon the face of the within Bond
                                        in every particular.

                                        Signature Guaranteed By:

[Seal of owner of the Bonds]            _____________________________________
                                        (Name of Eligible Guarantor Institution)

                                        By: __________________________________
                                        Title: ________________________________

Signature must be guaranteed by an eligible guarantor  institution as defined by
S.E.C. Rule 17 Ad-15 (17 C.F.R. 240. 17-Ad-15).

THIS  BOND MAY NOT BE  TRANSFERRED  EXCEPT  IN  COMPLIANCE  WITH THE  APPLICABLE
PROVISIONS OF THE  SECURITIES  ACT OF 1933,  AS AMENDED,  AND  APPLICABLE  STATE
SECURITIES LAWS, OR IN A TRANSACTION  EXEMPT FROM THE APPLICATION OF FEDERAL AND
STATE SECURITIES LAWS.

                                     A-1-8

                      ACKNOWLEDGMENT OF PARTIAL REDEMPTION
                               RECORD OF PAYMENTS

     Partial  prepayments  of the principal of this Bond may be made directly to the registered owner hereof without  surrender  hereof to the Trustee,  and each registered owner hereof may record such prepayment on the table set forth below.
Accordingly,  any purchaser or other  transferee of this Bond should verify with the Trustee the principal hereof outstanding prior to such purchase or transfer, and the records of the Trustee shall be conclusive for such purposes.

  Payment      Amount                  Payment      Amount
   Date         Paid     Signature      Date         Paid          Signature
----------   ---------   ---------   -----------   --------        ---------

                                     A-1-9

                                   EXHIBIT A-2
                                 (Variable Rate)

[The following legend shall appear so long as the Book-Entry System described in
Section 2.10 of the Indenture has not been discontinued, but shall not appear on the Bond initially delivered under the Indenture.]

THE ISSUER HAS  ESTABLISHED A BOOK ENTRY SYSTEM OF  REGISTRATION  FOR THIS BOND.
EXCEPT AS  SPECIFICALLY  PROVIDED  OTHERWISE  IN THE  INDENTURE,  CEDE & CO., AS
NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), WILL BE
THE REGISTERED  OWNER AND WILL HOLD THIS BOND ON BEHALF OF THE BENEFICIAL  OWNER
HEREOF. BY ACCEPTANCE OF A CONFIRMATION OF PURCHASE,  DELIVERY OR TRANSFER,  THE
BENEFICIAL  OWNER  OF  THIS  BOND  SHALL  BE  DEEMED  TO  HAVE  AGREED  TO  SUCH
ARRANGEMENT. CEDE & CO., AS REGISTERED OWNER OF THIS BOND, MAY BE TREATED AS THE
OWNER OF IT FOR ALL PURPOSED.

UNLESS THIS BOND IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC TO THE
TRUSTEE FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED
IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC), ANY
TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGUL INASMUCH AS THE REGISTERED OWNER HEREOF,  CEDE & CO., HAS AN INTEREST
HEREIN.

This bond is subject to  mandatory  tender for  purchase at the times and in the manner  hereinafter  described and must be so tendered or will be deemed to have been so tendered under circumstances described herein.

                                   REGISTERED
No. R-_____                                                         $___________

                            United States of America
                           City of Dodge City, Kansas

                    Taxable/Convertible Variable Rate Demand
                Industrial Development Revenue Bond, Series 2004
                  (National Beef Packing Company, LLC Project)

-------------------------------------------------------------------------------------------

                                                 Date of Original
   Interest Rate:         Maturity Date:              Issue:              CUSIP:
-------------------------------------------------------------------------------------------

     (Variable)         December 1, 20___        _______________       ____________
-------------------------------------------------------------------------------------------

REGISTERED OWNER:                   CEDE & CO,

PRINCIPAL AMOUNT:                   __________________________ DOLLARS

                                     A-2-1

     City  of  Dodge  City,  Kansas  (the  "Issuer"),  a  political  subdivision organized and existing under the laws of the State of Kansas for value received, hereby  promises  to pay (but only out of the  Revenues  of the Issuer  from the
Lease,  as  hereinafter  defined,  and other  moneys  pledged  therefor)  to the
Registered  Owner  specified  above,  or  registered  assigns,  on the aforesaid
Maturity  Date,  unless  this Bond is called for  earlier  redemption,  upon the presentation  and surrender  hereof,  the principal  amount specified above, and premium,  if any, and interest on said  principal  amount from and including the date hereof until  payment of said  principal sum has been made or duly provided for, at the rates and on the dates set forth herein.

     The  principal  of and  premium,  if any,  on this Bond is  payable  at the
Principal Corporate Trust Office of Commerce Bank, N.A., Kansas City,  Missouri,
as Paying Agent (the "Paying  Agent") under the Indenture  hereinafter  referred to, or at the principal  office of any co-paying  agent  appointed in accordance with the Indenture, at the option of the Registered Owner hereof.

     Payment of interest on this Bond may, at the option of any Registered Owner of Bonds in an aggregate principal amount of at least $1,000,000, be transmitted by wire  transfer to such  Registered  Owner to the bank account  number on file with  the  Trustee  as  Registrar  with  any  cost  incurred  to be  paid by the
Registered Owner.  Payment of the principal of, premium, if any, and interest on this Bond shall be in any coin or currency  of the United  States of America as, at the  respective  times of payment,  shall be legal  tender for the payment of public and private debts.

     This Bond is one of the duly authorized  Taxable/Convertible  Variable Rate
Demand Industrial  Development Revenue Bonds, Series 2004 (National Beef Packing
Company,  LLC  Project) of the Issuer,  aggregating  an amount not to exceed One
Hundred  Twenty Million and 00/100 Dollars  ($120,000,000)  in principal  amount
(the  "Bonds"),  issued under and pursuant to the  Constitution  and laws of the
State of Kansas,  and the Trust  Indenture,  dated as of  December  1, 2004 (the
"Indenture"),  between  the Issuer and  Commerce  Bank,  N.A.,  as Trustee  (the
"Trustee"),  for  the  purpose  of  providing  funds  for  the  acquisition  and construction  of a beef  processing  facility  located  in City of  Dodge  City,
Kansas, including buildings,  fixtures,  improvements,  furnishings,  machinery, equipment and related support facilities (the "Project"), to be made pursuant to a Lease,  dated as of the Issue  Date (the  "Lease"),  between  the  Issuer  and
National Beef Packing  Company,  LLC (the "Tenant"),  by the authority of and in conformity with the constitution and statutes of the state of Kansas,  including particularly  K.S.A.  12-1740 et seq.,  as  amended,  and all other laws of said state applicable thereto.

     THE BONDS SHALL BE DEEMED NOT TO  CONSTITUTE A DEBT OF THE STATE OF KANSAS,
THE ISSUER,  OR OF ANY OTHER  POLITICAL  SUBDIVISION OR AGENCY OF THE STATE OR A
PLEDGE OF THE FAITH AND CREDIT OF ANY OF THEM. NO RECOURSE  SHALL BE HAD FOR ANY
CLAIM BASED ON THE AGREEMENT,  THE  INDENTURE,  OR THE BONDS AGAINST ANY MEMBER,
OFFICER OR EMPLOYEE,  PAST PRESENT OR FUTURE, OF THE ISSUER, OR OF ANY SUCCESSOR
BODY THERETO, EITHER DIRECTLY OR THROUGH THE ISSUER, OR ANY SUCH SUCCESSOR BODY,
UNDER ANY CONSTITUTIONAL PROVISION, STATUTE OR RULE OF LAW OR BY THE ENFORCEMENT
OF ANY  ASSESSMENT  OR PENALTY OR  OTHERWISE.  NEITHER THE STATE OF KANSAS,  THE
ISSUER, NOR ANY POLITICAL  SUBDIVISION OR AGENCY OF THE STATE OF KANSAS SHALL BE
OBLIGATED  TO PAY THE BONDS NOR THE  INTEREST  THEREON AND NEITHER THE FAITH AND
CREDIT NOR THE TAXING  POWER OF THE STATE OF KANSAS,  THE  ISSUER,  OR ANY OTHER
POLITICAL CORPORATION,  SUBDIVISION,  OR AGENCY IS PLEDGED TO THE PAYMENT OF THE
PRINCIPAL OF, REDEMPTION  PREMIUM, IF ANY, OR INTEREST ON, OR PURCHASE PRICE OF,
THE BONDS.  THIS BOND IS A SPECIAL  REVENUE  OBLIGATION  OF THE  ISSUER  PAYABLE
SOLELY FROM THE SOURCES  DESCRIBED  HEREIN AND THE OWNER HEREOF

                                     A-2-2

SHALL NEVER HAVE THE RIGHT TO DEMAND PAYMENT FROM THE MONEYS DERIVED BY TAXATION
OR ANY REVENUES OF THE ISSUER EXCEPT THE FUNDS PLEDGED TO THE PAYMENT HEREOF.

     It is hereby certified,  recited and declared that all acts, conditions and things required by the Constitution and laws of the State of Kansas to exist, to have happened and to have been performed,  precedent to and in the execution and delivery of the Indenture and the issuance of this Bond, do exist, have happened and have been performed in regular and due form as required by law.

     No covenant or agreement  contained in this Bond or the Indenture  shall be deemed to be a covenant or agreement of any member, official,  officer, agent or employee of the Issuer in his individual  capacity,  and neither the officers of the Issuer,  nor any official executing this Bond, shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance or sale of this Bond.

     This  Bond  shall  not be  entitled  to any  right  or  benefit  under  the
Indenture,  or be valid or become  obligatory  for any purpose,  until this Bond shall have been  authenticated by the Trustee,  or its successor as Trustee or a duly  authorized  authenticating  agent,  by  execution  of the  certificate  of authentication inscribed hereon.

     The Tenant has appointed W.R. Taylor & Company,  LLC., as Remarketing Agent
(the "Remarketing Agent") under the Indenture. The Issuer may from time to time, at the direction of the Tenant, remove or replace the Remarketing Agent.

     As provided in the Notice of Demand  Privilege  attached to the  Indenture, the Owner of this Bond may require the Remarketing  Agent to effect the purchase of such Bond at the price and upon the terms and  conditions  specified  in such
Notice of Demand Privilege.

     Concurrently  with the  issuance of the Bonds,  the Tenant has caused to be delivered  to the  Trustee  an  irrevocable  letter of credit  (the  "Letter  of
Credit") of _________  (the  "Bank").  Unless  extended in  accordance  with its terms,  the  Letter  of  Credit  will  expire  at  _:__  p.m.  Central  Time  on
____________.  The Trustee shall be entitled  under the Letter of Credit to draw up to (a) an amount  sufficient  (i) to pay the  principal of Bonds,  or (ii) to enable the Tender Agent to pay the  principal  portion of the purchase  price or portion of the purchase price of Bonds delivered to it and not remarketed,  plus
(b) an amount equal to 109 days' accrued  interest on the outstanding  Bonds (i)
to pay  interest  on the  Bonds,  or (ii) to  enable  the  Paying  Agent  or the
Remarketing Agent to pay the portion of purchase price of the Bonds delivered to it and not remarketed equal to the accrued interest,  if any, on such Bonds. The
Tenant is permitted  under the Lease and the Indenture to secure an extension of the Letter of Credit beyond ____________, but the Bank is under no obligation to agree to such an extension. The Tenant may, upon the conditions specified in the
Indenture,  (a)  provide  for the release of the Letter of Credit or (b) provide for the  delivery to the Trustee of an  irrevocable  letter of credit other than the Letter of Credit.

     [The  Tenant has also caused to be issued and  delivered  to the Trustee by
________________  (the "Confirming  Bank") an irrevocable  letter of credit (the
"Confirming  Letter of  Credit"),  pursuant  to which the Trustee is entitled to draw,  upon the dishonor or  repudiation  by the Bank of any request for payment under the  Letter of Credit or  rescission,  withdrawal  or  repudiation  of the
Letter of Credit,  an amount  sufficient  to pay (a) the  principal of the Bonds when due and (b) interest on the Bonds in an aggregate  amount not to exceed one hundred  nine (109)  days'  accrued  interest  on the  outstanding  Bonds at the
Maximum  Rate.  The  Confirming  Letter of Credit shall expire on  ____________, unless extended, and may, upon the conditions specified in the Indenture, be (a)
released or (b) replaced by an Alternate Confirming Letter of Credit (as defined in the Indenture).  As used herein, the term "Confirming Letter of

                                     A-2-3

Credit"  shall  refer to the  Confirming  Letter  of  Credit  and any  Alternate
Confirming Letter of Credit issued in substitution therefor.]

     The Issuer has established a book-entry only system of registration for the
Bonds. Except as specifically provided otherwise in the Indenture,  a securities depository will be the Registered Owner and will hold this Bond on behalf of the beneficial owners hereof. By acceptance of a confirmation of purchase,  delivery or transfer,  the beneficial  owners of this Bond shall be deemed to have agreed to this  arrangement.  The securities  depository,  as Registered  Owner of this
Bond,  shall be  treated  as the owner  hereof  for all  purposes.  This Bond is transferable  by  the  Registered  Owner  in  person  or by  his  attorney  duly authorized in writing at the  Designated  Corporate  Trust Office of the Trustee
but only in the  manner,  subject  to the  limitations  and upon  payment of the charges  provided in the Indenture,  and upon surrender and cancellation of this
Bond.  Upon  such  transfer  a  new  registered  Bond  or  Bonds  of  Authorized
Denomination  or  Authorized  Denominations,  for the same  aggregate  principal amount,  will be issued to the transferee in exchange  therefor.  Subject to the limitations and upon payment of the charges provided in the Indenture,  and upon surrender and cancellation thereof,  Bonds may be exchanged for a like aggregate principal  amount  of Bonds  of  other  Authorized  Denomination  or  Authorized
Denominations.  The Trustee  shall not be  required to transfer or exchange  any
Bond during the period of fifteen days next preceding any Interest  Payment Date nor to transfer or exchange  any Bond after the mailing of notice  calling  such
Bond or a portion thereof for redemption,  nor during the period of fifteen days next  preceding  the  giving of such  notice of  redemption.  The Issuer and the
Trustee may deem and treat the  Registered  Owner hereof as the  absolute  owner hereof for the purpose of receiving payment of or on account of principal hereof and premium,  if any,  hereon and interest due hereon and for all other purposes and neither  the Issuer nor the  Trustee  shall be affected by any notice to the contrary.

     In  addition to the words and terms  defined  elsewhere  in this Bond,  the following terms shall have the following  meanings (with  capitalized terms used and not defined herein having the same meanings as in the Indenture):

     "Accrual Period" means during the Variable Rate Period, prior to the Second
Conversion Date, the one-week period  commencing on a Thursday and ending on the
Wednesday immediately succeeding such Thursday.

     "Bond Payment  Date" means any Interest  Payment Date and any other date on which the principal of, premium, if any, and interest on the Bonds is to be paid to the Owners thereof, whether upon redemption, at maturity or upon acceleration of maturity of the Bonds.

     "Business  Day" means any day,  other than a Saturday  or Sunday,  on which banks in the City of Kansas  City,  Missouri,  or such  other  city in which the
Designated Corporate Trust Office or the Principal Corporate Trust Office of the
Trustee is located and the City in which the principal  place of business of the
Bank is located, are not required or authorized to close.

     "Fixed  Interest Rate" means a fixed per annum interest rate to be borne by the Bonds pursuant to Sections 4.01 and 4.02 of the Indenture.

     "Initial  Interest  Rate" means the initial per annum  interest  rate to be borne by the Bonds pursuant to Sections 2.02 and 4.01 of the Indenture.

     "Interest Payment Date" means in the event of a Tax-Exempt Conversion, with respect to Segregated  Series Bonds,  or as to any Bonds converted to a Variable
Rate, it means (i) the first Thursday of each third month  thereafter;  (ii) any
Second  Conversion Date; (iii) after any Second  Conversion Date

                                     A-2-4

conversion to a Fixed  Interest  Rate,  each June 1 and December 1, and (iv) the
Maturity Date (as hereinafter defined).

     "Interest Period" means, initially,  the period from and including the date of initial delivery of the Bonds to and including ______________ and thereafter, the period from and including an Interest  Payment Date to and including the day next preceding the next succeeding Interest Payment Date.

     "Maximum  Interest  Rate" means the lesser of the maximum rate  required by the Bank of the maximum rate permitted by law.

     "Purchase  Date",  when used with respect to any Bond,  means the date upon which the Paying  Agent is  obligated  to  purchase  such Bond  pursuant  to the
Indenture.

     "Second  Conversion Date" means the date on which the interest on the Bonds converts from the Variable Rate to the Fixed Interest Rate.

     "Segregated  Series  Bonds"  means  those  Bonds  which  have  undergone  a
Tax-Exempt Conversion.

     "Tax-Exempt  Conversion" means a conversion pursuant to Section 4.08 of the
Indenture  of Bonds,  the  interest on which is  includable  in gross income for purposes of federal income tax, to Bonds that are Tax-Exempt Obligations.

     "Tax-Exempt  Conversion  Date" means the next  succeeding  Thursday (or the immediately  preceding  Business  Day in the event that such  Thursday  is not a
Business  Day) which is at least thirty (30) days from the date that the Trustee is in receipt of all items required  pursuant  hereto and to Section 4.08 of the
Indenture for a Tax-Exempt Conversion.

     "Tax-Exempt  Obligations"  means any  obligation  the  interest on which is excludable  from gross  income for  federal  income tax  purposes,  pursuant  to
Sections 103 and 150(a)(6) of the Code.

     "Variable Rate" means Variable Rate as described herein.

PART I.  VARIABLE RATE PROVISIONS

     This Bond will bear  interest at a variable  rate per annum (the  "Variable
Rate"),  which  shall be the lesser of (i) the Maximum  Interest  Rate or (ii) a fluctuating  per annum rate equal to the per annum.  rate for the Accrual Period determined by the Remarketing Agent (herein defined) by 12:00 noon, Kansas City,
Missouri  time, on the Wednesday  preceding the day on which the Accrual  Period commences  or,  if  such  day of  determination  is not a  Business  Day for the
Remarketing  Agent,  on the first  succeeding  day which is a Business  Day (the
"Determination  Date"),  to be equal to (but not more than) the rate required to be borne by the Bonds for such Accrual  Period to produce a bid for the purchase of all the Bonds on such  Determination  Date at a price equal to the  principal amount  thereof  plus  accrued  interest,  if any,  thereon from the most recent
Interest  Payment  Date.  Notwithstanding  the  foregoing,  the  Accrual  Period beginning on the date of initial  authentication and delivery of the Bonds shall commence  on such  date  and  end on  Wednesday,  following  the  Variable  Rate
Conversion  Date. If for any reason the Variable  Rate is not  determined as set forth above on any  Determination  Date,  the  interest  rate  announced  on the preceding  Determination  Date shall  continue in effect.  If for any reason the
Variable Rate is not so determined for a second  succeeding  week or thereafter, the Variable  Rate shall  thereafter be determined by the Trustee and shall be a percentage  per  annum  (not to  exceed  the  Maximum  Interest  Rate)  equal to twenty-five  basis points in excess of the then current  municipal swap index as quoted by the Bond Market

                                     A-2-5

Association.  Interest at the  Variable  Rate will be computed on the basis of a year of 365 or 366 days, as appropriate,  for the actual number of days elapsed, and will be  payable on each  Interest  Payment  Date,  or, if such day is not a
Business Day, on the next succeeding Business Day with the same force and effect as if made on the Interest  Payment  Date.  Interest will be payable by check or draft mailed to the person in whose name this Bond is registered at the close of business  on the  Business  Day  preceding  that  Interest  Payment  Date on the registration books for this issue maintained by the Trustee, as Registrar.

PART II.  CONVERSION AND PURCHASE PROVISIONS

     a.  Conversion to a Fixed Interest Rate.  With the prior written consent of the Bank,  and upon  receipt  by the  Trustee of an  amendment  to the Letter of
Credit and to the Confirming Letter of Credit increasing the amount available to be drawn for the payment of accrued  interest on the Bonds to two hundred  (200)
days of accrued interest on the then existing  principal balance of the Bonds at the  Fixed  Interest  Rate,  on any  Interest  Payment  Date  (if  such  date is designated by the Tenant as the Second Conversion Date), the Tenant may elect to convert  the rate on the  Bonds to the  Fixed  Interest  Rate.  The  Tenant  may
exercise its conversion  option by giving the Trustee,  the Bank, the Confirming
Bank,  the Paying  Agent,  the Tender Agent and the  Remarketing  Agent  written notice of its intention to convert the rate to the Fixed Interest Rate, at least
50 days prior to the proposed Second Conversion Date.

     If the Tenant elects to convert the interest rate as aforesaid,  the Paying
Agent  shall  notify  each  Bondholder  in  writing  by Mail (as  defined in the
Indenture) at least thirty (30) days prior to the Second  Conversion Date of the fact that the rate will be converted,  and that the Bondholder  shall tender the
Bonds for purchase by the Remarketing  Agent prior to the Interest  Payment Date which is the Second Conversion Date in accordance with the terms of the Bonds.

     On a day  which is a  Business  Day at least  seven  (7) days  prior to the
Second Conversion Date (the "Rate  Determination  Date"),  the Remarketing Agent
shall determine the Fixed Interest Rate.

     The  Remarketing  Agent shall  determine the Fixed Interest Rate to be that rate per annum  which,  if borne by all of the  outstanding  Bonds  through  the
Maturity  Date,  would,  in the judgment of the  Remarketing  Agent (taking into consideration  current  transactions  and  comparable  securities  in which  the
Remarketing  Agent is involved or of which it is aware and prevailing  financial market  conditions),  be the interest rate necessary (but which would not exceed the  interest  rate  necessary)  to produce as nearly as practical a par bid for each outstanding Bond on the Rate Determination Date.

     On the Rate  Determination  Date,  the  Remarketing  Agent shall advise the
Tenant,  the Trustee and the Bank by  telephone  (to be confirmed in writing) of the Fixed Interest Rate.

     b. Additional Purchase Provisions.  This Bond shall be subject to mandatory tender by the Owner at a price equal to the principal amount hereof plus accrued interest to the  Purchase  Date on (i) the Second  Conversion  Date and (ii) the
last  Interest  Payment  Date prior to the date on which the Letter of Credit or
Confirming  Letter  of  Credit  is  to  be  released  (in  connection  with  the substitution of the Letter of Credit or the Confirming  Letter of Credit then in effect).  THE OWNER OF THIS BOND, BY  ACCEPTANCE  HEREOF AGREES (i) TO SELL THIS
BOND TO THE TENANT PURSUANT TO SECTION 3.09 OF THE INDENTURE,  AND (ii) UPON THE
DEPOSIT WITH THE TRUSTEE OF MONEYS FOR SUCH PURCHASE IN ACCORDANCE  WITH SECTION
3.09 OF THE INDENTURE,  TO SURRENDER THIS BOND,  PROPERLY ENDORSED FOR TRANSFER,
IN BLANK.

     BONDS TO BE PURCHASED AS REQUIRED  UNDER THE INDENTURE MUST BE DELIVERED ON
THE APPROPRIATE  PURCHASE DATE (AS DEFINED IN THE  INDENTURE),

                                     A-2-6

WITH A COMPLETED AND EXECUTED  ASSIGNMENT BUT IN BLANK AS TO TRANSFEREE,  TO THE
TENDER AGENT ON OR BEFORE 9:00 A.M. KANSAS CITY,  MISSOURI TIME.  BONDS REQUIRED
TO BE TENDERED  AND NOT SO TENDERED  SHALL BE DEEMED  PURCHASED AT SUCH DATE AND
TIME AND  INTEREST  SHALL NO LONGER  ACCRUE  THEREON IF THE  PURCHASE  PRICE (AS
DEFINED IN THE INDENTURE) HAS BEEN DEPOSITED WITH THE PAYING AGENT.  BY PURCHASE
AND  ACCEPTANCE OF THIS BOND, THE OWNER HEREOF HEREBY  IMMEDIATELY  APPOINTS THE
PAYING AGENT AS THE OWNER'S DULY AUTHORIZED ATTORNEY-IN-FACT FOR THE PURPOSES OF
ASSIGNMENT,  ENDORSEMENT,  CERTIFICATION,  EXECUTION OR ACKNOWLEDGMENT  THAT THE
OWNER IS HOLDING  THIS BOND FOR THE  BENEFIT  OF THE  PURCHASER  OR  PURCHASERS,
REGISTER OF TRANSFERS AND DELIVERY OF BONDS, WHICH APPOINTMENT SHALL TAKE EFFECT
IF THE OWNER OF THIS BOND DOES NOT  DELIVER  IT FOR  PURCHASE  ON AN  APPLICABLE
PURCHASE  DATE.  THIS BOND SHALL BE DEEMED  PURCHASED ON SUCH  PURCHASE  DATE IF
THERE HAS BEEN  IRREVOCABLY  DEPOSITED  IN TRUST WITH THE PAYING AGENT AN AMOUNT
SUFFICIENT TO PAY THE PURCHASE  PRICE OF THE BOND.  UNDELIVERED  BONDS SO DEEMED
PURCHASED SHALL NOT BE ENTITLED TO ANY PAYMENT OTHER THAN THE DEPOSITED PURCHASE
PRICE,  SHALL ACCRUE NO INTEREST  AFTER THE PURCHASE DATE AND SHALL NO LONGER BE
SECURED BY THE LIEN OF THE INDENTURE.

PART III.  REDEMPTION PROVISIONS

     The Bonds shall be subject to  optional  redemption  by the Issuer,  at the direction  of the Tenant,  at the times,  in the manner and upon  payment of the redemption price set forth in the Indenture.

     The Bonds are subject to mandatory  redemption  at any time in whole (or in the case of the  event  stated in (2) of this  paragraph  in whole or in part as provided in the Indenture), at a redemption price equal to 100% of the principal amount thereof,  plus accrued  interest,  if any, to the redemption date, within
180 days  after  the  occurrence  of the  events  stated  in (1) and (2) of this paragraph:

          (1) As a result of any changes in the Constitution of the State or the
     Constitution  of  the  United  States  of  America  or  of  legislative  or administrative  action  (whether  state or  federal)  or by  final  decree, judgment or order of any court or  administrative  body  (whether  state or federal) entered after the contest thereof by the Tenant in good faith, the
     Bond shall have become void or  unenforceable  or impossible of performance in  accordance  with the intent and purposes of the parties as expressed in the Lease; or

          (2) With respect to any Segregated Series Bonds, a final determination by the Internal  Revenue Service or a court of competent  jurisdiction as a result of a proceeding  in which the Tenant  participates  to the degree it deems sufficient,  which determination the Tenant, in its discretion,  does not contest by an appropriate proceeding, that, as a result of a failure by the Tenant to observe any  covenant,  agreement  or  representation  by the
     Tenant in the Lease,  the interest  payable on any Bonds is includable  for federal  income tax purposes in the gross income of any owner or beneficial owner of a Bond  (other  than an owner who is a  "substantial  user" of the
     Project or a "related  person"  within the meaning of Section 147(a) of the
     Code and the applicable Regulations).

     The Bonds shall be subject to optional  redemption  in whole by the Issuer, but not in part, on any Business Day, at a redemption price equal to 100% of the principal amount thereof plus accrued interest,

                                     A-2-7

if any, to the redemption date, upon the exercise by the Tenant of its option to prepay  payments under Section 4.05 of the Lease,  if any of the following shall have occurred:

          (1) All or  substantially  all of the  Project  shall  be  damaged  or destroyed  and the Tenant shall  determine  that it is not  practicable  or desirable to rebuild. repair or restore the Project;

          (2) All or substantially all of the Project shall be condemned or such
     use  or  control   thereof   shall  be  taken  as  to  render  the  Project
     unsatisfactory to the Tenant for continued operation; or

          (3)  Unreasonable  burdens or excessive  liabilities  shall be imposed upon the Issuer or the Tenant with respect to the Project or the  operation thereof.

PART IV.  GENERAL PROVISIONS

     The Bonds are equally and ratably  secured,  to the extent  provided in the
Indenture,  by the pledge  thereunder  of the  Revenues  of the Issuer  from the
Lease,  which  terms are used  herein as defined in the  Indenture  and which as therein  defined  means all moneys paid or payable under the Lease to be made by the  Tenant  thereunder  to the Issuer and for the  purchase  of Bonds,  and all receipts  of the  Paying  Agent and the  Remarketing  Agent  credited  under the provisions  of the  Indenture  against such  payments,  and certain other moneys pledged  therefor.  The Issuer has also  pledged and  assigned to the Trustee as security  for the Bonds all other  rights and  interests of the Issuer under the
Lease (other than its rights to indemnification, certain administrative expenses and certain other rights).

     THIS  BOND AND ALL  OTHER  BONDS OF THE  ISSUE OF WHICH IT FORMS A PART ARE
ISSUED UNDER AND PURSUANT TO THE ACT, AND PURSUANT TO A RESOLUTION  OR ORDINANCE
ADOPTED  BY THE  ISSUER.  THIS  BOND AND THE  ISSUE OF WHICH IT FORMS A PART ARE
SPECIAL LIMITED OBLIGATIONS OF THE ISSUER, AND NEITHER THE ISSUER, THE STATE NOR
ANY  POLITICAL  SUBDIVISION  THEREOF SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF,
PURCHASE  PRICE FOR, OR INTEREST ON THE BONDS WHICH SHALL BE PAYABLE  SOLELY OUT
OF BOND PROCEEDS,  REVENUES AND OTHER AMOUNTS  DERIVED UNDER THE AGREEMENT,  AND
THE FUNDS AND  ACCOUNTS  HELD UNDER AND  PURSUANT TO THE  INDENTURE  AND PLEDGED
THEREFOR.  THE BONDS,  THE  INTEREST  THEREON  AND ANY OTHER  PAYMENTS  OR COSTS
INCIDENT  THERETO DO NOT CONSTITUTE AN INDEBTEDNESS OF THE ISSUER , THE STATE OR
ANY POLITICAL  SUBDIVISION  THEREOF WITHIN THE MEANING OF ANY  CONSTITUTIONAL OR
STATUTORY  PROVISIONS  OR A PLEDGE OF THE FAITH AND  CREDIT OF THE  ISSUER.  THE
BONDS AND THE INTEREST PAYABLE THEREON DO NOT GIVE RISE TO A PECUNIARY LIABILITY
OF THE ISSUER OR A CHARGE AGAINST THE ISSUER'S GENERAL CREDIT OR TAXING POWER OF
THE ISSUER,  THE STATE OF KANSAS OR ANY  POLITICAL  SUBDIVISION  THEREOF FOR THE
PAYMENT OF THE BONDS OR THE INTEREST THEREON OR OTHER PAYMENTS OR COSTS INCIDENT
THERETO.

     The transfer of this Bond shall be registered upon the  registration  books kept at the  principal  office of the  Trustee,  as  Registrar,  at the  written request of the  Registered  Owner  hereof or his  attorney  duly  authorized  in writing,  upon  surrender of this Bond at said office,  together  with a written instrument  of  transfer  satisfactory  to the  Registrar  duly  executed by the
Registered Owner or his duly authorized attorney.

     If less than all of the Bonds at the time  outstanding are to be called for redemption,  the  particular  Bonds or portions  thereof to be redeemed shall be selected by the Trustee in such  manner as the Trustee

                                     A-2-8

may deem proper,  in the principal  amounts required by the Indenture.  Anything herein  to the  contrary  notwithstanding,  Pledged  Bonds,  as  defined  in the
Reimbursement  Agreement,  shall  so long as the  Bank  is not in  default  with respect to its obligations  under the Letter of Credit, be redeemed prior to any other Outstanding Bonds.

     In the event any of the Bonds are called for redemption,  the Trustee shall give notice,  in the name of the Issuer,  of the redemption of such Bonds in the manner and at the times provided in the Indenture.

     With  respect to any  notice of  optional  redemption  of Bonds to be made, unless,  upon the giving of such notice, such Bonds shall be deemed to have been paid  within  the  meaning  of the  Indenture,  such  notice may state that such redemption  shall be conditional  upon the receipt by the Trustee on or prior to the date fixed for such redemption of moneys  sufficient to pay the principal of and  interest on such Bonds to be  redeemed,  and that if such moneys  shall not have been so received said notice shall be of no force and effect and the Issuer shall not be required  to redeem  such  Bonds.  In the event that such notice of redemption  contains such a condition  and such moneys are not so received,  the redemption  shall not be made and the Trustee  shall  within a  reasonable  time thereafter  give  notice,  in the manner in which the notice of  redemption  was given, that such moneys were not so received.

     If a notice of redemption shall be unconditional, or if the conditions of a
conditional   notice  of  redemption  shall  have  been  satisfied,   then  upon
presentation  and  surrender of Bonds so called for  redemption  at the place or places of payment such Bonds shall be redeemed.

     Any  Bonds  and  portions  of Bonds  which  have  been  duly  selected  for redemption  and which are  deemed to be paid in  accordance  with the  Indenture shall  cease  to bear  interest  on the  specified  redemption  date  and  shall thereafter  cease to be  entitled  to any lien,  benefit or  security  under the
Indenture.

     The Owner of this Bond shall have no right to enforce the provisions of the
Indenture,  or to institute action to enforce the covenants therein,  or to take any action with respect to any default  under the  Indenture,  or to  institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

     With certain  exceptions as provided  therein,  the Indenture and the Lease may be  modified  or  amended  only  with the  consent  of the  Owners of 60% in aggregate principal amount of all Bonds outstanding under the Indenture.

     Reference is hereby made to the  Indenture  and the Lease,  copies of which are on file with the  Trustee,  and to the Letter of Credit  and the  Confirming
Letter  of Credit  which  are held by the  Trustee,  for the  provisions,  among others,  with  respect  to the  nature  and  extent of the  rights,  duties  and obligations of the Issuer,  the Tenant, the Trustee,  the Registrar,  the Paying
Agent,  the Tender Agent,  the  Remarketing  Agent,  the Bank and the Confirming
Bank. The Owner of this Bond, by the acceptance hereof, is deemed to have agreed and  consented to the terms and  provisions  of the  Indenture,  the Lease,  the
Letter of Credit and the Confirming Letter of Credit.

     The Issuer, the Trustee,  the Paying Agent, any co-paying agent, the Tender
Agent and the Remarketing Agent may deem and treat the person in whose name this
Bond is registered as the absolute Owner hereof for all purposes, whether or not this Bond is overdue, and neither the Issuer, the Trustee, the Paying Agent, any co-paying agent, the Tender Agent nor the Remarketing Agent shall be affected by any notice to the contrary.

                                     A-2-9

     IT IS  HEREBY  CERTIFIED  AND  COVENANTED  that this Bond has been duly and validly authorized,  issued, and delivered; that all acts, conditions and things required  to exist,  happen and be  performed  precedent  to the  execution  and delivery of the  Indenture  and the issuance of this Bond and the issue of which it is a part,  do exist,  have  happened  and have been  timely  performed  in a regular  form and manner as required by law;  and that the issuance of this Bond and the  series  of  which  it  forms a part  does not  exceed  or  violate  any constitutional or statutory limitation.

                                     A-2-10

     IN WITNESS WHEREOF,  City of Dodge City,  Kansas has caused this Bond to be executed with the manual signatures of the Mayor of the Issuer and attested with the manual signature of its City Clerk.

                                       CITY OF DODGE CITY, KANSAS

                                       By:
                                          --------------------------------------
                                                                          (Name)
                                                  Mayor

[SEAL]

ATTEST:

--------------------------------------
                                (Name)
       City Clerk

                                     A-2-11

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This  Bond  is  one  of  the  Bonds  issued  under  the  provisions  of the within-mentioned Indenture.

                                       COMMERCE BANK, N.A.
                                       as Trustee

                                       By:
                                          --------------------------------------
                                                Authorized Signature

Registered this date:
                     --------------------------

Registrable at and Payable by:
Commerce Bank, N.A.

                                     A-2-12

                                   ASSIGNMENT

For value received, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please insert Social Security or Taxpayer Identification number of Transferee

--------------------------------------------------------------------------------
                  (Please print or typewrite name and address,
                        including zip code of Transferee)
--------------------------------------------------------------------------------
the within Bond and all rights thereunder,  and hereby  irrevocably  constitutes and appoints

-------------------------------------------------------------------------------,
attorney,  to register  the  transfer of the within  Bonds on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
      -------------------------------

Signature Guaranteed:

-----------------------------------------  -------------------------------------
NOTICE: Signature(s) must be guaranteed    NOTICE: The signature to this
by a securities transfer association       assignment must correspond with the
("STA") signature guarantee program.       name as it appears upon the face of
                                           this Bond in every particular,
                                           without alteration or enlargement or
                                           any change whatsoever.

                                     A-2-13

                           NOTICE OF DEMAND PRIVILEGE

     So long as the  Letter of Credit is in  effect  with  respect  to the Bonds under the Indenture and so long as the Bonds bear interest at the Variable Rate,
Commerce Bank,  N.A., as Tender Agent, is required to effect the purchase of any
Bond (or portions thereof in principal amounts equal to $100,000 or any integral multiple of $5,000 in excess thereof, and provided that the remaining portion to be held by the Owner is $100,000  or more)  tendered  for  purchase by the Owner thereof  (other than the Tenant or the  Issuer)  from and to the extent of funds realized from the remarketing  thereof or drawn under or derived from the Letter of Credit  at a  purchase  price  equal to the  principal  amount  thereof  plus interest,  if any,  accrued at the Variable  Rate from the most recent  Interest
Payment Date  therefor to the date of  purchase,  upon (1) telex,  telecopy,  or delivery of other written notice to the Remarketing Agent (which notice shall be irrevocable upon receipt) no later than 3:00 p.m. Kansas City,  Missouri time on the date of notice stating (a) the principal amount and Bond number of such Bond
(or  portion  thereof) to be  purchased  and (b) the date on which such Bond (or portion  thereof)  is to be  purchased,  which date shall be a Business  Day not prior to the 7th day next  succeeding  the date of receipt of such notice by the
Tender Agent, and (2) presentment by 9:00 a.m. Kansas City, Missouri time on the date specified in such notice at the office of the Tender Agent,  in the City of
Kansas City, Missouri,  of such Bond endorsed in blank (or accompanied by a bond power  executed  in blank) to the extent of the portion to be  purchased  as all such terms are defined in the within Bond or the Indenture  referred to therein.
IN THE EVENT SUCH BOND IS NOT SO  PRESENTED  AND  ENDORSED BY 9:00 A.M.,  KANSAS
CITY,  MISSOURI  TIME, ON THE DATE SPECIFIED IN SUCH NOTICE AT THE OFFICE OF THE
TENDER  AGENT IN THE CITY OF KANSAS  CITY,  MISSOURI,  SUCH BOND SHALL BE DEEMED
TENDERED AND THE OWNER OF SUCH BOND SHALL BE LIABLE FOR ALL DAMAGES,  IF ANY, OF
THE ISSUER,  THE TENANT,  THE REMARKETING  AGENT,  THE TENDER AGENT,  THE PAYING
AGENT,  AND THE BANK CAUSED BY THE FAILURE TO SO PRESENT SUCH BOND.  The present address of the Tender Agent, and the Tender Agent's present address for purposes of such notice, is Commerce Bank, N.A.,  Corporate Trust Department,  922 Walnut
Street,  10th Floor,  Kansas City,  Missouri 64106;  telephone:  (816) 234-2525, telecopy:  (816) 234-2562,  Attention:  Corporate Trust Dept.,  which address is subject to replacement.

                                     A-2-14

                                   EXHIBIT A-3

                            FORM OF SERIES 2004 BOND
                       ON AND AFTER SECOND CONVERSION DATE
                              (FIXED INTEREST RATE)

NO. R-____                 CITY OF DODGE CITY, KANSAS           $_______________
..

                INDUSTRIAL DEVELOPMENT REVENUE BOND, SERIES 2004
                  (NATIONAL BEEF PACKING COMPANY, LLC PROJECT)

============================ ============================== ========================= =============== ============
      Annual Interest
        Rate as of               Next Mandatory Tender        Stated Maturity As of       Original
      [Authentication                 Date After                 [Authentication           Date of        CUSIP
           Date]                 [Authentication Date]                Date]                Issue
---------------------------- ------------------------------ ------------------------- --------------- ------------

============================ ============================== ========================= =============== ============

REGISTERED OWNER:

PRINCIPAL SUM:                                                           DOLLARS

     City of Dodge City, Kansas, a political  subdivision organized and existing under the laws of the State of Kansas (the "Issuer"), for value received, hereby promises to pay to the above Registered Owner or registered assigns on the above
Stated  Maturity (or such earlier  maturity  date or  redemption  date as may be established  pursuant to the Indenture  described  herein) upon presentation and surrender hereof,  the above Principal Sum solely from the revenues derived from the Lease (as such terms are defined herein),  or other amounts pledged therefor under the Indenture;  the Issuer further promises to pay to the Registered Owner hereof, solely from such revenues and amounts, interest on such Principal Sum as provided  in the  Indenture  from the  above  Original  Date of Issue  until the earlier of  maturity,  or the date the Issuer's  obligation  with respect to the payment of such Principal Sum shall be discharged. Interest shall accrue hereon, from the Authentication Date below, at the above interest rate until the earlier of maturity or the Mandatory  Tender Date (as defined at the above interest rate until the earlier of maturity or the  Mandatory  Tender Date (as defined  below)
next following such Authentication  Date, and on and after such Mandatory Tender
Date,  interest at a Fixed Interest Rate established as described herein.  Prior to the Second  Conversion Date (as defined in the Indenture),  which occurred on or before the below  Authentication  Date, interest accrued at a Weekly Rate (as defined in the Indenture).

     Interest  shall be  payable on each June 1 and  December  1 (the  "Interest
Payment  Date") in each year  commencing  after the effective  date of the Fixed
Interest Rate after the Second Conversion Date.  Overdue principal or Redemption
Price of, and (to the extent  legally  enforceable)  interest on this Bond shall bear interest at the rate borne by this Bond.

     Interest on this Bond is payable by check or draft  mailed on the  Interest
Payment Date to the person who was registered in the bond register maintained by the  Trustee as the holder (a  "Holder")  hereof at the close of business on the fifteenth  (15th) day of the month  immediately  preceding the Interest  Payment
Date at the address of such Holder as it appears on the Bond Register maintained by the Trustee;

                                     A-3-1

provided  that if there is a default in the payment of interest on such Interest
Payment Date, the Trustee may select a special  Interest Payment Date and record date. Interest shall be computed on the basis of a 360-day year with twelve (12)
months of thirty (30) days.

     This Bond, as to principal, Redemption Price and Purchase Price (as defined in the Indenture),  shall be payable at the Principal  Corporate Trust Office of the Paying Agent of Commerce Bank, N.A., Corporate Trust Department,  922 Walnut
Street,  10th  Floor,  Kansas  City,  Missouri  64106 or of its  successor  (the
"Trustee")  in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

     THE HOLDER OF THIS BOND MUST DELIVER THIS BOND TO THE TRUSTEE FOR MANDATORY
PURCHASE BY THE TENANT ON THE MANDATORY TENDER DATE STATED ABOVE, AND THEREAFTER
AS DESCRIBED HEREIN. AT A PURCHASE PRICE EQUAL TO THE PRINCIPAL AMOUNT HEREOF.

     This Bond shall not be entitled to any security, right or benefit under the
Indenture or be valid or obligatory  for any purpose  unless the  certificate of authentication hereon has been duly executed and dated by the Trustee.

     This Bond is one of the duly authorized  Taxable/Convertible  Variable Rate
Demand Industrial  Development Revenue Bonds, Series 2004 (National Beef Packing
Company,  LLC  Project) of the Issuer,  aggregating  an amount not to exceed One
Hundred  Twenty Million and 00/100 Dollars  ($120,000,000)  in principal  amount
(the  "Bonds"),  issued under and pursuant to the  Constitution  and laws of the
State of Kansas,  and the Trust  Indenture,  dated as of  December  1, 2004 (the
"Indenture"),  between  the Issuer and  Commerce  Bank,  N.A.,  as Trustee  (the
"Trustee"),  for  the  purpose  of  providing  funds  for  the  acquisition  and construction  of a beef  processing  facility  located  in City of  Dodge  City,
Kansas, including buildings,  fixtures,  improvements,  furnishings,  machinery, equipment and related support facilities (the "Project"), to be made pursuant to a Lease,  dated as of the Issue  Date (the  "Lease"),  between  the  Issuer  and
National Beef Packing  Company,  LLC (the "Tenant"),  by the authority of and in conformity with the constitution and statutes of the state of Kansas,  including particularly  K.S.A.  12-1740 et seq.,  as  amended,  and all other laws of said state applicable thereto.

     THE BONDS SHALL BE DEEMED NOT TO  CONSTITUTE A DEBT OF THE STATE OF KANSAS,
THE ISSUER,  OR OF ANY OTHER  POLITICAL  SUBDIVISION OR AGENCY OF THE STATE OR A
PLEDGE OF THE FAITH AND CREDIT OF ANY OF THEM. NO RECOURSE  SHALL BE HAD FOR ANY
CLAIM BASED ON THE AGREEMENT,  THE  INDENTURE,  OR THE BONDS AGAINST ANY MEMBER,
OFFICER OR EMPLOYEE,  PAST PRESENT OR FUTURE, OF THE ISSUER, OR OF ANY SUCCESSOR
BODY THERETO, EITHER DIRECTLY OR THROUGH THE ISSUER, OR ANY SUCH SUCCESSOR BODY,
UNDER ANY CONSTITUTIONAL PROVISION, STATUTE OR RULE OF LAW OR BY THE ENFORCEMENT
OF ANY  ASSESSMENT  OR PENALTY OR  OTHERWISE.  NEITHER THE STATE OF KANSAS,  THE
ISSUER, NOR ANY POLITICAL  SUBDIVISION OR AGENCY OF THE STATE OF KANSAS SHALL BE
OBLIGATED  TO PAY THE BONDS NOR THE  INTEREST  THEREON AND NEITHER THE FAITH AND
CREDIT NOR THE TAXING  POWER OF THE STATE OF KANSAS,  THE  ISSUER,  OR ANY OTHER
POLITICAL CORPORATION,  SUBDIVISION,  OR AGENCY IS PLEDGED TO THE PAYMENT OF THE
PRINCIPAL OF, REDEMPTION  PREMIUM, IF ANY, OR INTEREST ON, OR PURCHASE PRICE OF,
THE BONDS.  THIS BOND IS A SPECIAL  REVENUE  OBLIGATION  OF THE  ISSUER  PAYABLE
SOLELY FROM THE SOURCES  DESCRIBED  HEREIN AND THE OWNER HEREOF SHALL NEVER HAVE
THE RIGHT TO DEMAND  PAYMENT FROM THE MONEYS DERIVED BY TAXATION OR ANY REVENUES
OF THE ISSUER EXCEPT THE FUNDS PLEDGED TO THE PAYMENT HEREOF.

                                     A-3-2

     It is hereby certified,  recited and declared that all acts, conditions and things required by the Constitution and laws of the State of Kansas to exist, to have happened and to have been performed,  precedent to and in the execution and delivery of the Indenture and the issuance of this Bond, do exist, have happened and have been performed in regular and due form as required by law.

     No covenant or agreement  contained in this Bond or the Indenture  shall be deemed to be a covenant or agreement of any member, official,  officer, agent or employee of the Issuer in his individual  capacity,  and neither the officers of the Issuer,  nor any official executing this Bond, shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance or sale of this Bond.

     This  Bond  shall  not be  entitled  to any  right  or  benefit  under  the
Indenture,  or be valid or become  obligatory  for any purpose,  until this Bond shall have been  authenticated by the Trustee,  or its successor as Trustee or a duly  authorized  authenticating  agent,  by  execution  of the  certificate  of authentication inscribed hereon.

     The Bonds,  after the Second Conversion Date (as defined in the Indenture), will be in the form of fully  registered  Bonds without  interest coupons in the authorized denomination of $5,000 or any whole multiple thereof.

     All  Bonds  are  required  to be  delivered  to the  Trustee  for  purchase
("Mandatory  Purchase")  on each  Mandatory  Tender  Date for such Series by the
Tender Agent at a Purchase Price equal to the principal face amount thereof. The
Trustee is the Tender Agent.

     The next mandatory Tender Date for Bonds occurring after the Authentication
Date,  if any, is the date so  identified  on the face hereof,  and  thereafter, subject to certain  conditions,  on any  Business  Day  designated  in a written notice  delivered  by the  Tenant  not later  than  forty (40) days prior to the
Mandatory Tender Date next preceding such designated date.

     The Trustee is required to mail notice of each  Mandatory  Tender Date,  by first class mail, postage prepaid,  at least thirty (30) but not more than forty
(40) days prior to each Mandatory  Tender Date. Not later than the 15th day next preceding any Mandatory Tender Date, each Holder is required to deliver his Bond or Bonds to the Tender  Agent with the form of  assignment  completed  in blank.
HOLDERS WHO FAIL TO DELIVER  THEIR BONDS FOR  PURCHASE ON ANY  MANDATORY  TENDER
DATE SHALL  CEASE TO BE  ENTITLED  TO HOLD SUCH BONDS OR TO ACCRUE  INTEREST  IN
RESPECT THEREOF FROM AND AFTER SUCH DATE.

     On and after each Mandatory  Tender Date for Bonds to and until the earlier of the next Mandatory Tender Date for the Series, or earlier redemption or final maturity,  each  outstanding  Bond shall bear interest at the lowest annual rate which  will,  in  the  written  opinion  of the  Remarketing  Agent,  allow  all outstanding  Bonds to be sold on such Mandatory Tender Date at par. In addition, in accordance  with the Indenture the  Remarketing  Agent is required to use its best  efforts  to  remarket  the  tender  bonds  at the  Purchase  Price on each
Mandatory  Tender Date.  If the  Remarketing  Agent fails to compute an interest rate as required for the Mandatory  Tender Date then the interest rate in effect immediately  prior to the  applicable  Mandatory  Tender  Date  shall  remain in effect.  Each  determination  of the Remarketing  Agent as above stated shall be conclusive for all purposes.

[INSERT PARAGRAPH [16] AND ALL OTHER SUBSEQUENT PORTIONS OF BOND FORM ON EXHIBIT
A-2]

                                     A-3-3

     IN WITNESS WHEREOF,  City of Dodge City,  Kansas has caused this Bond to be executed  with the manual  signatures  of its Mayor and attested with the manual signature of its City Clerk.

                                       CITY OF DODGE CITY, KANSAS

                                       By:
                                          --------------------------------------
                                                                          (Name)
                                                 Mayor

[SEAL]

ATTEST:

--------------------------------------
                                (Name)
         City Clerk

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This  Bond  is  one  of  the  Bonds  issued  under  the  provisions  of the within-mentioned Indenture.

                                       COMMERCE BANK, N.A.
                                       as Trustee

                                       By:
                                          --------------------------------------
                                               Authorized Signature

Registered this date:
                     -----------------------------

Registrable at and Payable by:
Commerce Bank, N.A.

                                     A-3-4